As filed with the Securities and Exchange Commission on February 29, 1996



                                                      Registration Nos.  33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                              Pre-Effective Amendment No.          / /

                              Post-Effective Amendment No. 72      /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/


                              Amendment No. 75                     /X/
                        (Check appropriate box or boxes.)
                                 ---------------

                     Standish, Ayer & Wood Investment Trust
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 375-1760


                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    / /  Immediately upon filing pursuant to Rule 485(b)

    / /  On (date) pursuant to Rule 485(b)

    / /  60 days after filing pursuant to Rule 485(a)(1)

    /X/  0n May 1, 1996 pursuant to Rule 485(a)(1)

    / /  75 days after filing pursuant to Rule 485(a)(2)

    / /  0n (date) pursuant to Rule 485(a)(2)

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended December 31, 1994 was filed on or about February 27, 1996.

                     STANDISH, AYER & WOOD INVESTMENT TRUST*
                        Standish Controlled Maturity Fund
                          Standish Fixed Income Fund II
                   Standish Intermediate Tax Exempt Bond Fund
                    Standish International Fixed Income Fund
            Standish Massachusetts Intermediate Tax Exempt Bond Fund
         Standish Securitized FundStandish Short-Term Asset Reserve Fund
                  Standish Small Cap Tax-Sensitive Equity Fund
                       Standish Tax-Sensitive Equity Fund

                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                                        Prospectus
Form Item                                                     Cross-Reference
---------                                                     ---------------

Item 1.         Cover Page                                    Cover Page
Item 2.         Synopsis                                      "Expense Information"

Item 3.         Condensed Financial                           "Financial Highlights"
                       Information

Item 4.         General Description                           Cover Page, "The Fund
                       of Registrant                          and Its Shares" and "Investment
                                                              Objective and Policies"

Item 5.  Management of the Fund                               "Management" and "Custodian,
                                                              Transfer Agent and Dividend Disbursing Agent"

Item 6.  Capital Stock and                                    "The Fund and Its Shares",
           Other Securities                                   "Purchase of Shares",
                                                              "Redemption of Shares", "Dividends and Distributions"
                                                              and "Federal Income Taxes"

Item 7.  Purchase of Securities                               Cover Page and "Purchase of
            Being Offered                                     Shares"


Item 8.  Redemption or                                        "Redemption of Shares"
           Repurchase


Item 9.  Pending Legal                                        Not Applicable
           Proceedings


-------------
*    This Post-Effective Amendment to the Registrant's Registration Statement is
being  filed with  respect to the series of the  Registrant  set forth above and does not affect the Prospectuses and Statements of Additional Information of any
additional series of the Registrant.  Statement of Additional Part B Information
Cross- Form Item Reference


     Part B                                           Statement of Additional
     Form Item                                      Information Cross-Reference
     ---------                                      ---------------------------

Item 10.        Cover Page                                    Cover Page

Item 11.         Table of Contents                            "Contents"

Item 12.        General Information
                       and History                            Not Applicable

Item 13.        Investment Objectives                         "Investment Objective
                and Policies                                  and Policies" and "Investment
                                                              Restrictions"

Item 14.        Management of the Fund                        "Management"

Item 15.        Control Persons and                           "Management"
                       Principal Holders
                       of Securities

Item 16.  Investment Advisory and                             "Management"
                         Other Services

Item 17.  Brokerage Allocation                                "Portfolio Transactions"

Item 18.  Capital Stock and                                   "The Fund and Its Shares"
                       Other Securities

Item 19.  Purchase, Redemption                                "Redemption of Shares" and
                       and Pricing of                         "Determination of Net Asset
                       Securities Being                       Value"
                       Offered

Item 20.         Tax Status                                   "Taxation"

Item 21.         Underwriters                                 Not Applicable

Item 22.  Calculation of                                      "Calculation of Performance
                       Performance Data                       Data"

Item 23.  Financial Statements                                "Experts and Financial Statements"


Prospectus dated May 6, 1996


                                   PROSPECTUS
                        STANDISH CONTROLLED MATURITY FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Controlled Maturity Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company. The Fund is designed primarily, but not exclusively, for tax-exempt institutional investors, such as pension and profit-sharing plans, foundations and endowments.


     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income. The Fund seeks to achieve its investment objective primarily through investing in an actively managed portfolio of investment grade fixed-income securities. Under normal market conditions, the Fund maintains an average dollar-weighted effective portfolio maturity not exceeding five years. Standish, Ayer & Wood, Inc., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser").

     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Principal Underwriter is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents

Expense Information...........................................2
Investment Objective and Policies.............................3
Risk Factors and Suitability..................................7
Calculation of Performance Data...............................8
Dividends and Distributions...................................8
Purchase of Shares............................................8
Redemption of Shares..........................................9
Management...................................................10
Federal Income Taxes.........................................10
The Fund and Its Shares......................................11
Custodian, Transfer Agent and Dividend-Disbursing Agent......12
Independent Accountants......................................12
Legal Counsel................................................12
Tax Certification Instructions...............................12

                              EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees (after expense limitation)                            0.00%

12b-1 Fees                                                            None

Other Expenses                                                        0.45%

Total Fund Operating Expenses (after expense limitation)              0.45%


Example:                                                               1 year           3 years
-----------------------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:                                                   $5               $14


     The purpose of the above table is to assist investors in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management-Investment Adviser" and "Management-Expenses." The figures shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, and in the hypothetical example are based on estimates of the Fund's expenses for its first full fiscal year ending December 31, 1996.

     * The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding litigation, indemnification and other extraordinary expenses) to 0.45% of the Fund's average daily net assets. In the absence of such agreement, Management Fees, Other Expenses and Total Fund Operating Expenses are estimated to be approximately 0.35%, 2.16% and 2.51%, respectively, of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the period ended December 31, 1995 have been audited by Coopers & Lybrand, L.L. P., independent accountants, whose report, together with the Financial Statements of the Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income. The Fund seeks to achieve its investment objective primarily through investing in an actively managed portfolio of investment grade fixed-income securities. Under normal market conditions, the Fund maintains an average dollar-weighted effective portfolio maturity not exceeding five years. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The Fund's investment policies are described further in the Statement of Additional Information.

     The Fund may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Under normal market conditions, at least 65% of the Fund's total assets will be invested in such securities. The Fund may purchase securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis.

     Although the Fund is intended primarily for tax-exempt institutional investors and will be managed without regard to potential tax considerations, the Fund may invest up to 5% of its net assets in tax-exempt securities, such as state and municipal bonds, if the Adviser believes they will provide competitive returns. The Fund's distributions of the interest it earns from such securities will not be tax-exempt. The Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes and repurchase agreements.


     The Fund invests exclusively in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities. It is anticipated that the average dollar-weighted rated credit quality of the securities in the Fund's portfolio will be Aa or AA according to Moody's and Standard & Poor's, Duff or Fitch ratings, respectively, or comparable credit quality as determined by the Adviser. In the case of a security that is rated differently by two or more rating services, the higher rating is used in computing the Fund's average dollar-weighted credit quality. In the event the rating on a security held in the Fund's portfolio is downgraded below investment grade by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.

     In order to achieve its investment objective, the Fund seeks to add value by selecting undervalued investments, thus taking advantage of lower prices and higher yields, rather than by varying the average maturity of its portfolio to reflect interest rate forecasts. Under normal market conditions, the maximum average-dollar weighted effective maturity of the Fund's portfolio will not exceed five years. Although there is no limit on the maturity of any individual security purchased by the Fund, the Fund will normally invest in securities with final maturities, average lives or interest rate reset frequencies of ten years or less.


Corporate Debt Obligations

     The Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities, issued by financial institutions and corporations. The Fund's investments in corporate debt securities will be rated, at the date of investment, investment grade. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Risk Factors and Suitability" for a further discussion of the risks associated with investments in corporate debt securities.

U.S. Government Securities

     The Fund may invest in all types of U.S. Government securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer.

     The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. The Fund may invest in U.S. Government securities which are zero coupon or deferred interest securities.

Asset-Backed Securities

     The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance.

     Asset-backed securities can be structured in several ways, the most common of which has been a "pass-through" model. A certificate representing a fractional undivided beneficial interest in a trust or corporation created solely for the purpose of holding the trust's assets is issued to the asset-backed security holder. The certificate entitles the holder thereof the right to receive a percentage of the interest and principal payments on the terms and according to the schedule established by the trust instrument. A servicing agent collects amounts due on the underlying assets for the account of the trust, which distributes such amounts to the security holders.

     As an alternative structure, the issuer of asset-backed securities effectively transforms an asset-backed pool into obligations consisting of several different maturities. Instead of holding an undivided interest in trust assets, the purchaser of the asset-backed security holds a bond collateralized by the underlying assets. The bonds are serviced by cash flows from the underlying assets, a specified fraction of all cash received (less a fixed servicing fee) being allocated first to pay interest and then to retire principal.


     Asset-backed securities present certain risks similar to (as discussed below) and in addition to those presented by mortgage-backed securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities, however, are not generally subject to the risks associated with prepayments of principal on the underlying loans.


Mortgage-Backed Securities

     The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each mortgage pool underlying mortgage-backed securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on real property. An investment in mortgage-backed securities involves certain risks. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through or prepayments of principal on the underlying loans which may increase the volatility of such investments relative to similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities can be expected to accelerate and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed securities and increase the Fund's exposure to rising interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed securities.

Mortgage Pass-Through Securities

     The Fund may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

 Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
 Obligations

     The Fund may invest in collateralized mortgage obligations ("CMOs"), which are multiple class mortgage-backed securities. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently).

Eurodollar and Yankee Dollar Investments

     The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by, among others, foreign governments and their agencies and foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.


     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or interest rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. See the Statement of Additional Information for further information regarding the Fund's use of Strategic Transactions.


When-Issued Securities and "Delayed Delivery" Securities

     The Fund may commit up to 15% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Fund may dispose of a when-issued or delayed delivery security prior to settlement if the Adviser deems it appropriate to do so. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities equal to the amount of the Fund's commitment will be segregated and maintained with the custodian for the Fund to secure the Fund's obligation and in order to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

Repurchase Agreements


     The Fund may invest up to 25% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.


     If the other party or "seller" of a repurchase agreement defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Forward Roll Transactions

     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

Illiquid and Restricted Securities


     The Fund may not invest more than 15% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, the Fund will not invest more than 15% of its net assets in illiquid investments, which include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover

     It is expected that the portfolio turnover rate of the Fund will not exceed 200% in the coming year. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.

Investment Restrictions

     The foregoing investment policies, including the Fund's investment objective, are non-fundamental policies which may be changed by the Trust's Board of Trustees without the approval of shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                          RISK FACTORS AND SUITABILITY


     The Fund is designed primarily for tax-exempt institutional investors such as pension or profit-sharing plans, foundations and endowments which seek to maximize total return and, secondarily, seek a relatively high level of current income, consistent with preserving principal and liquidity and whose beneficiaries are in a position to benefit from the tax-deferred reinvestment of the quarterly income dividends and any capital gains distributions paid by the Fund. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Although the price of the Fund's shares may fluctuate more than short-term money market instruments, the Fund will seek to keep such volatility below that of longer-term debt securities by limiting its average portfolio maturity. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective.


     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities in which the Fund invests, and therefore the Fund's net asset value, usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

     Because the Fund's investments are interest rate sensitive, the Fund's performance will depend in large part upon the ability of the Fund to respond to fluctuations in market prices and interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the risks associated with its invested capital. Operating results will also depend upon the availability of opportunities for the investment of the Fund's assets, including purchases and sales of suitable securities. The Fund's use of Strategic Transactions (including options, futures, options on futures and swaps) involves certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. See "Strategic Transactions."

                         CALCULATION OF PERFORMANCE DATA


     From time to time the Fund may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.


     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price (net asset value) per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     The  Fund  may  from  time  to  time  advertise  one  or  more   additional
measurements of performance, including but not limited to historical total returns, distribution returns, non-standardized yield, results of actual or hypothetical investments, changes in dividends, distributions or share values, or any graphic illustration of such data. In addition, the Fund may from time to time compare its performance with that of other mutual funds with similar investment objectives, to relevant indices, and to performance rankings prepared by recognized mutual fund statistical services and may its performance to alternative investment or savings vehicles and/or to indices or indicators of economic activity. This data may cover any period of the Fund's operations and may or may not include the impact of taxes or other factors.


                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed quarterly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order and payment for the shares is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     Shares of the fund may also be purhased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Fund by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

                               EXCHANGE OF SHARES

     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

     Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

     In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Fund nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

         By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Fund and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:

                                                                Net Assets
      Funds                                                 (March 31, 1996)
--------------------------------------------------------------------------------

      Standish Controlled Maturity Fund
      Standish Equity Portfolio
      Standish Fixed Income Portfolio
      Standish Fixed Income Fund II
      Standish Global Fixed Income Portfolio
      Standish Intermediate Tax Exempt Bond Fund
      Standish International Equity Fund
      Standish International Fixed Income Fund
      Standish Massachusetts Intermediate
        Tax Exempt Bond Fund
      Standish Securitized Fund
      Standish Short-Term Asset Reserve Fund
      Standish Small Capitalization Equity Portfolio
      Standish Small Cap Tax-Sensitive Equity Fund
      Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Fund's portfolio manager is Howard B. Rubin. During the past five years, Mr. Rubin has served as Director and Vice President of the Adviser.

     Subject to the supervision and direction of the Trustees, the adviser manages the Fund's portfolio in accordance with its stated investment objective and polices, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name "Standish." For these services the Fund pays a fee monthly at the annual rate of 0.35% of the Fund's average daily net assets. For the period from July 3, 1995 (commencement of operations) through December 31, 1995, the Adviser voluntarily agreed not to impose its advisory fee which would have amounted to $11,617.

Expenses

     Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. The Principal Underwriter bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Principal Underwriter bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding litigation, indemnification and other extraordinary expenses) to 0.45% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time. The Adviser has also agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For the period from July 3, 1995 (commencement of operations) through December 31, 1995, expenses borne by the Fund totalled $13,277 which represented .40% of the Fund's average daily net assets after an expense reduction of $71,911.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund intends to elect to be treated and to qualify for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

    Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Only the portion of such dividends, if any, attributable to certain dividends the Fund receives with respect to its preferred stock investments is expected to qualify, subject to satisfaction of applicable holding period and other requirements, for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.


     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     At February 1, 1996, more than 25% of the then outstanding shares of the Fund were held by Essex County Gas Company, 7 North Hunt Road, Amesbury, MA, which were deemed to control the Fund.


     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.


     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request. Immediately prior to the effectiveness of this Prospectus, the Adviser owned all of the outstanding shares of the Fund.


     Inquiries concerning the Fund should be made by contacting the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Principal Underwriter and the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions an distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number
(TIN) and the certificates contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Secuiryt Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN sction of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 144, 1442 and 3406 and/or consult your tax adviser.

                       STANDISH CONTROLLED MATURITY FUND

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996


                        STANDISH CONTROLLED MATURITY FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Controlled Maturity Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus which may be obtained without charge from Standish Fund Distributors, L.P., the Trust's principal underwriter (the "Principal Underwriter"), by calling the telephone number or writing to the address listed above.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


Contents


Investment Objectives and Policies............................2
Investment Restrictions.......................................7
Calculation of Performance Data...............................8
Management...................................................10
Redemption of Shares.........................................15
Portfolio Transactions.......................................15
Federal Income Taxes.........................................16
Determination of Net Asset Value.............................17
The Fund and Its Shares......................................18
Additional Information.......................................18
Financial Statments.........................................18

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's Prospectus describes the investment objectives of the Fund and summarizes the investment policies it will follow. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Maturity and Duration

     The effective maturity of an individual portfolio security in which the Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon resent dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to the Fund than was anticipated at the time the securities were purchased. The Fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund.


     Under normal market conditions, the Fund will maintain an option-adjusted duration in the range of plus or minus 25% of the duration of the Merril Lynch 1-3 Year U.S. Treasury Index. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage and interest rate swaps, caps, floors and collars.


Money Market Instruments and Repurchase Agreements

     Money market  instruments  include short-term U.S.  Government  securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements collateralized by such instruments.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent credit quality to the securities so rated.


     A repurchase agreement is an agreement under which the Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. In evaluating whether to enter a repurchase agreement, the investment adviser, Standish, Ayer & Wood, Inc. (the "Adviser"), will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trust's Board of Trustees.


     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objectives, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or interest rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company.


Risks of Strategic Transactions


     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC" options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Fund does not do so, the OTC options are subject to the Fund's restriction on investments in illiquid securities.) The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "Primary dealers," or broker dealers, domestic banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission
("SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.


     If the Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, the Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

     The sale of futures contracts creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Fund, as purchaser to purchase a financial instrument at a specified time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the liquidation value (i.e., the net asset value) of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with a financial intermediary for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


Combined Transactions

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, and interest rate transactions (component transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars


     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

     The Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts


     The Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


 "When-Issued" and "Delayed Delivery" Securities

     The Fund may commit up to 15% of its net assets to purchase securities on a "when-issued" and "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high-grade debt obligations with a market value equal to the amount of the Fund's commitment will be segregated with the custodian bank for the Fund. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Portfolio Turnover


     It is not the policy of the Fund to purchase or sell securities for trading purposes. However, the Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code. The Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental policies in addition to those described under "Investment Objectives and Policies-Investment Restrictions" in the Prospectus. The Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


     For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

B.    Invest in companies for the purpose of exercising control or management.


C. Purchase securities of any other investment company if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company. The Fund will not purchase the securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company, or purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Fund has no current intention of investing in other investment companies.
      D. Invest in interests in oil, gas or other exploration or development programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.


E. Invest more than 5% of the assets of the Fund in the securities of any issuers which, together with their corporate parents, have records of less than three years' continuous operation, including the operation of any predecessor, excluding obligations issued or guaranteed by the U.S. Government or its agencies and securities fully collateralized by such securities and excluding securities which have been rated investment grade by at least one nationally recognized statistical rating organization.

F. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Adviser owns more than .5% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

G. Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

H. Invest more than 15% of its total assets in restricted securities, including those eligible for resale under Rule 144A under the 1933 Act.

I. Purchase securities while outstanding bank borrowings exceed 5% of the Fund's net assets.

J. Invest in real estate limited partnership interests, other than real estate investment trusts organized as limited partnerships.

K. Purchase or sell (write) options, except pursuant to the limitations described above.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction, except with respect to restriction (F) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     Yield quotations shares are computed by dividing the net investment income per share during a base period of 30 days, or one month, by the maximum offering price (net asset value) per share of the Fund on the last day of such base period in accordance with the following formula:

                           Yield = 2[((A - B + 1)/CD)^6 - 1]


Where:      a=interest earned during the period
            b=net expenses accrued for the period
            c=the average daily number of shares outstanding during the period that were entitled to receive dividends d=the maximum offering price per share (net asset value) on the last day of the period


     For purposes of calculating interest earned on debt obligations as provided in item "a" above:

(i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

(ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

(iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

(iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

     The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

     In addition to average  annual  return and yield  quotations,  the Fund may
quote  quarterly  and  annual   performance  on  a  net  (with   management  and
administration fees deducted) and gross basis as follows:


     Quarter/Year                Net                 Gross
--------------------------------------------------------------------------------
     3Q95                        1.55%                1.64%
     4Q95                        2.61                 2.70
     1995                        4.20                 4.38

     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Merrill Lynch 1-3 Year U.S. Treasury Index, the Merrill Lynch 1-5 Year U.S. Treasury Index and the Merrill Lynch 1 Year Treasury Bill Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     The Fund's average annual total return for the period from July 3, 1995 (commencement of operations) through December 31, 1995 was 4.20% and the Fund's average annualized yield for the 30-day period ended December 31, 1995 was 5.82%.



                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       18



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       19



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       20



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       21



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Fund pays no compensation to the Trust's Trustees affiliated with the Adviser or to the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Adviser.

     The following table sets forth all compensation paid to the Trust's Trustees as of the fiscal year ended December 31, 1995 and estimates the amount of such fees to be paid by the Fund during its current fiscal year:

                                                                   Pension or Retirement                 Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
Name of Trustee                       from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                        $0                                 $0                                   $0
     Phyllis L. Cothran**                    0                                  0                                    0
     Richard C. Doll***                      0                                  0                                    0
     Samuel C. Fleming                      63                                  0                               46,000
     Benjamin M. Friedman                  143                                                                  41,750
     John H. Hewitt                        143                                  0                               41,750
     Edward H. Ladd                          0                                  0                                    0
     Caleb Loring, III                     143                                  0                               41,750
     Richard S. Wood                         0                                  0                                    0
     ---------
     *As of the date of this Statement of Additional Information, there were 18 mutual funds in the fund complex.
     **Ms. Cothran resigned as a Trustee effective January 31, 1995.
     ***Mr. Doll resigned as a Trustee effective December 6, 1995.

Certain Shareholders

     At February 1, 1996, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, no person beneficially owned 5% or more of the outstanding shares of the Fund except:

                                              Percentage of
     Name and Address                      Outstanding Shares
--------------------------------------------------------------------------------
     Essex County Gas Company                      49%
     7 North Hunt Road
     P.O. Box 500
     Amesbury, MA  01913


     San Francisco Opera Association               19%
     301 Van Ness Avenue
     San Francisco, CA  94102

     Mr. Ian M. Cumming                             8%
     Cumming Foundation
     Leucadia National Corporation
     529 East South Temple
     Salt Lake City, UT  84102

     The John Darnaby Cumming Trust                 5%
     Leucadia National Corporation
     529 East South Temple
     Salt Lake City, UT  84102

     The David Edward Cumming Trust                 5%
     Leucadia National Corporation
     529 East South Temple
     Salt Lake City, UT  84102

     Ian M. Cumming IRA                             5%
     L529 East South Temple
     Salt Lake City, UT  84102

Investment Adviser

     Standish, Ayer & Wood, Inc. serves as investment adviser to the Fund pursuant to a written investment advisory agreement. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the controlling persons of the Adviser: Caleb
F. Aldrich,  Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, David C. Stuehr, Austin C. Smith, Ralph S.Tate, James
J. Sweeney and Richard S. Wood.

     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. In addition to those services, the Adviser provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. Under the investment advisory agreement, the Fund pays to the Adviser a fee at the rate of 0.35% of the Fund's average daily net assets. This fee is paid monthly. For services to the Fund during the fiscal period from July 3, 1995 (commencement of operations) through December 31, 1995, the Adviser voluntarily agreed not to impose its advisory fees which would have amounted to $11,617.

     The Adviser has voluntarily agreed to limit certain "Total Fund Operating Expenses" (excluding litigation, indemnification and other extraordinary expenses) to 0.45% per annum of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time. If such Total Fund Operating Expenses exceed the voluntary expense limitation, the compensation due to the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the year in which the limitation is in effect, subject to readjustment during the year.

     Pursuant to the investment advisory agreement, the Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses. The advisory agreement provides that if the total expenses of the Fund in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

     Unless terminated as provided below, the investment advisory agreement continues in full force and effect until June 1, 1997 and for successive periods of one year thereafter, but only as long as each such continuance after June 1, 1997 is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser, its affiliates and their employees.

Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.

     The Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Fund.

     The Fund intends to pay redemption proceeds in cash for all shares redeemed, but under certain conditions, the Fund may make payment wholly or partly in portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing its other accounts; not all of these services may be used by the Adviser in connection with the Fund. The investment advisory fee paid by the Fund under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

     For the fiscal period from July 3, 1995 (commencement of operations) through December 31, 1995, the Fund did not pay any brokerage commissions.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              FEDERAL INCOME TAXES

     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund intends to elect and to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Internal Revenue Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Internal Revenue Code.

     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Internal Revenue Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

     If the Fund invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Limitations imposed by the Internal Revenue Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

     Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Any net mark to market gains may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options or futures contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate swaps, caps, floors and collars are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     Due to possible unfavorable consequences under present tax law, the Fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Fund may acquire "regular" interests in REMICs.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations. Although the Fund is not expected to concentrate its investments in such stock, the Fund is permitted to acquire preferred stocks, and it is therefore possible that a portion of its distributions, attributable to the dividends it receives with respect to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions in certain circumstances.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is calculated each day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

     Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined by the Adviser in accordance with procedures approved by the Trustees.

     Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             THE FUND AND ITS SHARES


     The Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.

     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                              FINANCIAL STATEMENTS


     The  Fund's   financial   statments  for  the  period  from  July  3,  1995
(commencement of operations) through December 31, 1995 attached to and incorporated into this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and have been so included in reliance upon the report of Coopers & Lybrand L.L.P. as experts in accounting and auditing. Coopers & Lybrand L.L.P. will audit the Fund's financial statements for the fiscal year ending December 31, 1996.

Prospectus dated May 1, 1996


                                   PROSPECTUS
                          STANDISH FIXED INCOME FUND II
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Fixed Income Fund II (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company. The Fund is designed primarily, but not exclusively, for tax-exempt institutional investors, such as pension and profit-sharing plans, foundations and endowments.


     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income. The Fund seeks to achieve its investment objective primarily through investing in an actively managed portfolio of investment grade fixed-income securities. Under normal market conditions, the Fund maintains an average dollar-weighted effective portfolio maturity from five to thirteen years. Standish, Ayer & Wood, Inc., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser").

     Investors may purchase shares of the Fund form the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

Expense Information...........................................2
Financial Highlights..........................................3
Investment Objective and Policies.............................4
Risk Factors and Suitability..................................7
Calculation of Performance Data...............................8
Dividends and Distributions...................................8
Purchase of Shares............................................8
Exchange of Shares............................................9
Redemption of Shares..........................................9
Management...................................................10
Federal Income Taxes.........................................11
The Fund and Its Shares......................................12
Custodian, Transfer Agent and Dividend-Disbursing Agent......13
Independent Accountants......................................13
Legal Counsel................................................13
Tax Certification Instructions...............................14

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees (after expense limitation)                            0.00%

12b-1 Fees                                                            None

Other Expenses                                                        0.50%

Total Fund Operating Expenses (after expense limitation)              0.50%



Example:                                                               1 year           3 years
-----------------------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:                                                   $4               $13



     The purpose of the above table is to assist investors in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management-Investment Adviser" and "Management-Expenses." The Fund is newly organized and has no operating history. The figures shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, and in the hypothetical example are based on estimates of the Fund's expenses for its first full fiscal year ending December 31, 1996.

     * The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding litigation, indemnification and other extraordinary expenses) to 0.50% of the Fund's average daily net assets. In the absence of such agreement, Management Fees, Other Expenses and Total Fund Operating Expenses are estimated to be approximately 0.40%, 0.89% and 1.29%, respectively, of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993, 1994, and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income. The Fund seeks to achieve its investment objective primarily through investing in a diversified portfolio of investment grade fixed-income securities. Under normal market conditions, the Fund maintains an average dollar-weighted effective portfolio maturity from five to thirteen years. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The Fund's investment policies are described further in the Statement of Additional Information.


     The Fund may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Under normal market conditions, at least 65% of the Fund's total assets will be invested in such securities. The Fund may purchase securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis.

     Although the Fund is intended primarily for tax-exempt institutional investors and will be managed without regard to potential tax considerations, the Fund may invest up to 5% of its net assets in tax-exempt securities, such as state and municipal bonds, if the Adviser believes they will provide competitive returns. The Fund's distributions of the interest it earns from such securities will not be tax-exempt. The Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes and repurchase agreements.


     The Fund invests exclusively in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities. It is anticipated that the average dollar-weighted rated credit quality of the securities in the Fund's portfolio will be Aa or AA according to Moody's and Standard & Poor's, Duff or Fitch ratings, respectively, or comparable credit quality as determined by the Adviser. In the case of a security that is rated differently by two or more rating services, the higher rating is used in computing the Fund's average dollar-weighted credit quality. The Fund intends to emphasize investments in fixed-income securities that have the potential to be upgraded by a rating service. In the event, however, that the rating on a security held in the Fund's portfolio is downgraded below investment grade by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.

     In order to achieve its investment objective, the Fund seeks to add value by selecting undervalued investments, thus taking advantage of lower prices and higher yields, rather than by varying the average maturity of its portfolio to reflect interest rate forecasts. Under normal market conditions, the average dollar-weighted effective maturity of the Fund's portfolio will be in a range from five to thirteen years. There is no limit on the maturity of any individual security purchased by the Fund.


Corporate Debt Obligations

     The Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities, issued by financial institutions and corporations. The Fund's investments in corporate debt securities will be rated, at the date of investment, investment grade. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Risk Factors and Suitability" for a further discussion of the risks associated with investments in corporate debt securities.

U.S. Government Securities

     The Fund may invest in all types of U.S. Government securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer.

     The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. The Fund may invest in U.S. Government securities which are zero coupon or deferred interest securities.

Asset-Backed Securities

     The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance.

     Asset-backed securities can be structured in several ways, the most common of which has been a "pass-through" model. A certificate representing a fractional undivided beneficial interest in a trust or corporation created solely for the purpose of holding the trust's assets is issued to the asset-backed security holder. The certificate entitles the holder thereof the right to receive a percentage of the interest and principal payments on the terms and according to the schedule established by the trust instrument. A servicing agent collects amounts due on the underlying assets for the account of the trust, which distributes such amounts to the security holders.

     As an alternative structure, the issuer of asset-backed securities effectively transforms an asset-backed pool into obligations consisting of several different maturities. Instead of holding an undivided interest in trust assets, the purchaser of the asset-backed security holds a bond collateralized by the underlying assets. The bonds are serviced by cash flows from the underlying assets, a specified fraction of all cash received (less a fixed servicing fee) being allocated first to pay interest and then to retire principal.

     Asset-backed securities present certain risks similar to (as discussed below) and in addition to those presented by mortgage-backed securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities, however, are not generally subject to the risks associated with prepayments of principal on the underlying loans.

Mortgage-Backed Securities

     The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each mortgage pool underlying mortgage-backed securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on real property. An investment in mortgage-backed securities involves certain risks. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through or prepayments of principal on the underlying loans which may increase the volatility of such investments relative to similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities can be expected to accelerate and thus impair the

Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed securities and increase the Fund's exposure to rising interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed securities.

Mortgage Pass-Through Securities

     The Fund may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Multiple   Class   Mortgage-Backed   Securities  and   Collateralized   Mortgage
Obligations

     The Fund may invest in collateralized mortgage obligations ("CMOs"), which are multiple class mortgage-backed securities. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently).

Eurodollar and Yankee Dollar Investments

     The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by, among others, foreign governments and their agencies and foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.


     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or interest rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. See the Statement of Additional Information for further information regarding the Fund's use of Strategic Transactions.


When-Issued Securities and "Delayed Delivery" Securities


     The Fund may commit up to 15% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Fund may dispose of a when-issued or delayed delivery security prior to settlement if the Adviser deems it appropriate to do so. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities equal to the amount of the Fund's commitment will be segregated and maintained with the custodian for the Fund to secure the Fund's obligation and in order to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

Repurchase Agreements


     The Fund may invest up to 15% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.


Forward Roll Transactions

     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

Illiquid and Restricted Securities


     The Fund may not invest more than 15% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, the Fund will not invest more than 15% of its net assets in illiquid investments, which include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover


     It is expected that the portfolio turnover rate of the Fund will not exceed 200% in the coming year. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.


Investment Restrictions

     The foregoing investment policies, including the Fund's investment objective, are non-fundamental policies which may be changed by the Trust's Board of Trustees without the approval of shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information.


     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.


                          RISK FACTORS AND SUITABILITY


     The Fund is designed primarily for tax-exempt institutional investors such as pension or profit-sharing plans, foundations and endowments which seek to maximize total return and, secondarily, seek a relatively high level of current income, consistent with preserving principal and liquidity and whose beneficiaries are in a position to benefit from the tax-deferred reinvestment of the quarterly income dividends and any capital gains distributions paid by the Fund. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Although the price of the Fund's shares may fluctuate more than short-term money market instruments, the Fund will seek to keep such volatility below that of longer-term debt securities by limiting its average portfolio maturity. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective.

     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities in which the Fund invests, and therefore the Fund's net asset value, usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

     Because the Fund's investments are interest rate sensitive, the Fund's performance will depend in large part upon the ability of the Fund to respond to fluctuations in market prices and interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the risks associated with its invested capital. Operating results will also depend upon the availability of opportunities for the investment of the Fund's assets, including purchases and sales of suitable securities. The Fund's use of Strategic Transactions (including options, futures, options on futures and swaps) involves certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. See "Strategic Transactions."

                         CALCULATION OF PERFORMANCE DATA


     From time to time the Fund may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price (net asset value) per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     The  Fund  may  from  time  to  time  advertise  one  or  more   additional
measurements of performance, including but not limited to historical total returns, distribution returns, non-standardized yield, results of actual or hypothetical investments, changes in dividends, distributions or share values, or any graphic illustration of such data. In addition, the Fund may from time to time compare its performance with that of other mutual funds with similar investment objectives, to relevant indices, and to performance rankings prepared by recognized mutual fund statistical services and may its performance to alternative investment or savings vehicles and/or to indices or indicators of economic activity. This data may cover any period of the Fund's operations and may or may not include the impact of taxes or other factors.


                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed quarterly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of trading on the New York Stock Exchange on that day provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

                               EXCHANGE OF SHARES

     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

     Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or

(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

     In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Fund nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Fund and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the

Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:

                                                   Net Assets
Fund                                            (March 31, 1996)
--------------------------------------------------------------------------------
Standish Controlled Maturity Fund

Standish Equity Portfolio

Standish Fixed Income Portfolio

Standish Fixed Income Fund II

Standish Global Fixed Income Portfolio

Standish Intermediate Tax Exempt Bond Fund

Standish International Equity Fund

Standish International Fixed Income Fund

Standish Massachusetts Intermediate
     Tax Exempt Bond Fund

Standish Securitized Fund

Standish Short-Term Asset Reserve Fund

Standish Small Capitalization Equity Portfolio

Standish Small Cap Tax-Sensitive Equity Fund

Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Fund's portfolio managers are Caleb F. Aldrich and David C. Stuehr. During the past five years, Mr. Aldrich has served as a Director of the Adviser. Mr. Stuehr has served as a Director of the Adviser since January, 1995 and, prior thereto, Mr. Stuehr served as a Vice President (since 1992) and an Assistant Vice President of the Adviser.

     Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name "Standish." For these services the Fund pays a fee monthly at the annual rate of 0.40% of the Fund's average daily net assets. For the period from July 3, 1995 (commencement of operations) through December 31, 1995 the Adviser voluntarily agreed not to impose any advisory fee, which would have amounted to $43,238.

Expenses

     Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Principal Underwriter bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding litigation, indemnification and other extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time. The Adviser has also agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. For the period from July 3, 1995 (commencement of operations) through December 31, 1995, expenses borne by the Fund totalled $42,629, which represented 0.40% of the Fund's average daily net assets after an expense reduction of $94,417.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund intends to elect to be treated and to qualify for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.


     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.


     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Only the portion of such dividends, if any, attributable to certain dividends the Fund receives with respect to its preferred stock investments is expected to qualify, subject to satisfaction of applicable holding period and other requirements, for the corporate dividends received deduction under the Code.

Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     At February 1, 1996, more than 25% of the then outstanding shares of the Fund were held by each of Miss Porter's School, 60 Main Street, Farmington, CT and Houston General Insurance, P.O. Box 2932, Fort Worth, TX, which were deemed to control the Fund.


     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.


     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request. Immediately prior to the effectiveness of this Prospectus, the Adviser owned all of the outstanding shares of the Fund.


     Inquiries concerning the Fund should be made by contacting the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Principal Underwriter and the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

--------------------------------------------------------------------------------

                         Tax Certification Instructions

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                         STANDISH FIXED INCOME FUND II

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111


                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996


                          STANDISH FIXED INCOME FUND II
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Fixed Income Fund II (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus which may be obtained without charge from Standish Fund Distributors, L.P., the Trust's principal underwriter (the "Principal Underwriter"), by calling the telephone number or writing to the address listed above. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


CONTENTS

Investment Objectives and Policies............................2

Investment Restrictions.......................................7

Calculation of Performance Data...............................8

Management...................................................10

Redemption of Shares.........................................15

Portfolio Transactions.......................................15

Federal Income Taxes.........................................16

Determination of Net Asset Value.............................17

The Fund and Its Shares......................................18

Additional Information.......................................18

Experts on Financial Statements..............................18

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's Prospectus describes the investment objectives of the Fund and summarizes the investment policies it will follow. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Maturity and Duration

     The effective maturity of an individual portfolio security in which the Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon resent dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to the Fund than was anticipated at the time the securities were purchased. The Fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund.


     Under normal market conditions, the Fund will maintain an option-adjusted duration in the range of plus or minus 15% of the duration of the Lehman Government/Corporate Index. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.


Money Market Instruments and Repurchase Agreements

     Money market  instruments  include short-term U.S.  Government  securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements collateralized by such instruments.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent credit quality to the securities so rated.


     A repurchase agreement is an agreement under which the Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. In evaluating whether to enter a repurchase agreement, the investment adviser, Standish, Ayer & Wood, Inc. (the "Adviser"), will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trust's Board of Trustees.


     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objectives, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or interest rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company.


Risks of Strategic Transactions


     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC" options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Fund does not do so, the OTC options are subject to the Fund's restriction on investments in illiquid securities.) The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "Primary dealers," or broker dealers, domestic banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission
("SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.


     If the Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, the Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

     The sale of futures contracts creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Fund, as purchaser to purchase a financial instrument at a specified time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the liquidation value (i.e., the net asset value) of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with a financial intermediary for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


Combined Transactions

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, and interest rate transactions (component transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars


     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

     The Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts


     The Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transaction. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


"When-Issued" and "Delayed Delivery" Securities

     The Fund may commit up to 15% of its net assets to purchase securities on a "when-issued" and "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high-grade debt obligations with a market value equal to the amount of the Fund's commitment will be segregated with the custodian bank for the Fund. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Portfolio Turnover


     It is not the policy of the Fund to purchase or sell securities for trading purposes. However, the Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code. The Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental policies in addition to those described under "Investment Objectives and Policies-Investment Restrictions" in the Prospectus. The Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Make short sales of securities unless (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

B.    Invest in companies for the purpose of exercising control or management.


C. Purchase securities of any other investment company if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company. The Fund will not purchase the securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company, or purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Fund has no current intention of investing in other investment companies.


D. Invest in interests in oil, gas or other exploration or development programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

E. Invest more than 5% of the assets of the Fund in the securities of any issuers which, together with their corporate parents, have records of less than three years' continuous operation, including the operation of any predecessor, excluding obligations issued or guaranteed by the U.S. Government or its agencies and securities fully collateralized by such securities and excluding securities which have been rated investment grade by at least one nationally recognized statistical rating organization.

F. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Adviser owns more than .5% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

G. Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

H. Invest more than 15% of its total assets in restricted securities, including those eligible for resale under Rule 144A under the 1933 Act.

I. Purchase securities while outstanding bank borrowings exceed 5% of the Fund's net assets.

J. Invest in real estate limited partnership interests, other than real estate investment trusts organized as limited partnerships.

K. Purchase or sell (write) options, except pursuant to the limitations described above.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction, except with respect to restriction (F) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     Yield quotations shares are computed by dividing the net investment income per share during a base period of 30 days, or one month, by the maximum offering price (net asset value) per share of the Fund on the last day of such base period in accordance with the following formula:

                           Yield = 2[((A - B + 1)/CD)^6 - 1]

Where:    a=interest earned during the period
          b=net expenses accrued for the period
          c=the average daily number of shares outstanding during the period that were entitled to receive dividends d=the maximum offering price per share (net asset value) on the last day of the period

     For purposes of calculating interest earned on debt obligations as provided in item "a" above:

(i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

(ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

(iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

(iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

     The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.


     In addition to average  annual  return and yield  quotations,  the Fund may
quote  quarterly  and  annual   performance  on  a  net  (with   management  and
administration fees deducted) and gross basis as follows:


     Quarter/Year               Net                Gross
--------------------------------------------------------------------------------
     3Q95                       1.35                1.44
     4Q95                       4.38                4.48
     1995                       5.79                5.97

    Performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     The Fund's average annual total return for the period from July 3, 1995 (commencement of operations) through December 31, 1995 was 5.79% and the Fund's average annualized yield for the 30 day period ended December 31, 1995 was 6.91%.



                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       18



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       19



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       20



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       21



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Fund pays no compensation to the Trust's Trustees affiliated with the Adviser or the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Adviser.

     The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                                      Pension or Retirement               Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
-------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                        $0                                 $0                                   $0
     Phyllis L. Cothran**                    0                                  0                                    0
     Richard C. Doll***                      0                                  0                                    0
     Samuel C. Fleming                     142                                  0                               46,000
     Benjamin M. Friedman                  132                                  0                               41,750
     John H. Hewitt                        132                                  0                               41,750
     Edward H. Ladd                          0                                  0                                    0
     Caleb Loring, III                     132                                  0                               41,750
     Richard S. Wood                         0                                  0                                    0
------------
*As of the date of this Statement of Additional Information, there were 18 mutual funds in the fund complex.
**Ms. Cothran resigned as a Trustee effective January 31, 1995.
***Mr. Doll resigned as a Trustee effective December 6, 1995.

Certain Shareholders

     At February 1, 1996, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, no person beneficially owned 5% or more of the outstanding shares of the Fund except:


     Name and Address                   Outstanding Shares
     ----------------                   ------------------

     Miss Porter's School                       38%
     60 Main Street
     Farmington, CT  06032

     Houston General Insurance Empl.            33%
     P. O. Box 2932
     Fort Worth, TX  76113

     Life Technologies, Inc. Pension Plan       21%
     EAMCO
     c/o Riggs National Bank
     Attn:  Mutual Funds Desk
     P. O. Box 96211
     Washington, DC  20090-6211

     The Peabody Foundation, Inc.               7%
     Seaward Management Corporation
     10 Post Office Square
     Boston, MA  02109

Investment Adviser

     Standish, Ayer & Wood, Inc. serves as investment adviser to the Fund pursuant to a written investment advisory agreement. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the controlling persons of the Adviser: Caleb
F. Aldrich,  Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, David C. Stuehr, Austin C. Smith, Ralph S. Tate, James
J. Sweeney and Richard S. Wood.

     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. In addition to those services, the Adviser provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. Under the investment advisory agreement, the Fund pays to the Adviser a fee at the annual rate of 0.40% of the Fund's average daily net assets. This fee is paid monthly. For services to the Fund during the fiscal period from July 3, 1995 (commencement of operations) through December 31, 1995, the Adviser voluntarily agreed not to impose any investment advisory fee, which would have amounted to $42,628.

     The Adviser has voluntarily agreed to limit certain "Total Fund Operating Expenses" (excluding litigation, indemnification and other extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time.

     Pursuant to the investment advisory agreement, the Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses. The advisory agreement provides that if the total expenses of the Fund in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

     Unless terminated as provided below, the investment advisory agreement continues in full force and effect until June 1, 1997 and for successive periods of one year thereafter, but only as long as each such continuance after June 1, 1997 is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser, its affiliates, and their employees.

Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.

     The Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Fund.

     The Fund intends to pay redemption proceeds in cash for all shares redeemed, but under certain conditions, the Fund may make payment wholly or partly in portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing its other accounts; not all of these services may be used by the Adviser in connection with the Fund. The investment advisory fee paid by the Fund under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

     For the fiscal period from July 3, 1995 (commencement of operations) through December 31, 1995, brokerage commissions paid by the Fund on portfolio transactions totalled $___________________.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              FEDERAL INCOME TAXES

     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund intends to elect and to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Internal Revenue Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Internal Revenue Code.


     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Internal Revenue Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

     If the Fund invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Limitations imposed by the Internal Revenue Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

     Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Any net mark to market gains may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options or futures contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate swaps, caps, floors and collars are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     Due to possible unfavorable consequences under present tax law, the Fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Fund may acquire "regular" interests in REMICs.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations. Although the Fund is not expected to concentrate its investments in such stock, the Fund is permitted to acquire preferred stocks, and it is therefore possible that a portion of its distributions, attributable to the dividends it receives with respect to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions in certain circumstances.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is calculated each day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

     Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined by the Adviser in accordance with procedures approved by the Trustees.

     Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             THE FUND AND ITS SHARES


     The Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986 as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.


     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS


     The  Fund's   financial   statments  for  the  period  from  July  3,  1995
(commencement of operations) through December 31, 1995 attached to and incorporated into this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and have been so included in reliance upon the report of Coopers & Lybrand L.L.P., as experts in accounting and auditing. Coopers & Lybrand L.L.P., will audit the Fund's financial statements for the fiscal year ending December 31, 1996.

Prospectus dated May 1, 1996


                                   PROSPECTUS
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (617) 350-6100

                       STANDISH TAX-SENSITIVE EQUITY FUND
                                 ("EQUITY FUND")


     Seeks to maximize after-tax total return, with an emphasis on long-term growth of capital, through investment primarily in equity securities of companies that appear to be undervalued.


         STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND ("SMALL CAP FUND")

     Seeks to maximize after-tax total return, with an emphasis on long-term growth of capital, through investment primarily in equity securities of small capitalization companies that appear to be undervalued.

         STANDISH INTERMEDIATE TAX EXEMPT BOND FUND ("TAX EXEMPT FUND")

     Seeks to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders' capital through investing the Fund's assets in investment grade intermediate-term municipal securities.

     Equity Fund, Small Cap Fund and Tax Exempt Fund (collectively, the "Funds") are members of the Standish, Ayer & Wood family of funds. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company. Each Fund's investment adviser is Standish, Ayer & Wood, Inc., Boston, Massachusetts (the "Adviser").


     Investors may purchase shares of the Funds directly from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal
Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Funds, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000 ($5,000 for the Tax Exempt Fund).

     This combined Prospectus is intended to set forth concisely the information about the Funds and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Funds and the Trust is contained in a combined Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents


Expense Information...........................................2
Financial Highlights..........................................4
Investment Objectives and Policies............................5
Risk Factors, Suitability and Other Investment Practices......7
Calculations of Performance Data.............................13
Dividends and Distributions..................................13
Purchase of Shares...........................................13
Exchange of Shares...........................................14
Redemption of Shares.........................................15
Management...................................................16
Federal Income Taxes.........................................17
The Trust and Its Shares.....................................18
Custodian, Transfer Agent and Dividend-Disbursing Agent......19
Independent Accountants......................................19
Legal Counsel................................................19

 The Equity Fund and the Small Cap Fund (together, the "Tax-Sensitive Funds") are designed for investors in the upper federal income tax brackets who are seeking the highest long-term after-tax total return. In seeking to achieve its investment objective, the Equity Fund invests primarily in publicly traded equity securities of United States companies and, to a lesser extent, of foreign issuers. The Small Cap Fund invests primarily in publicly traded securities, including securities being issued in initial public offerings, of small capitalization companies located in the United States and, to a lesser extent, in foreign countries. The Tax-Sensitive Funds do not normally invest in equity securities that are restricted as to disposition by federal securities laws or are otherwise illiquid but may do so to a limited extent under certain circumstances.


     The Tax Exempt Fund is designed for investors in the upper federal income tax brackets who are seeking a higher level of federally tax-free income than is normally provided by short-term tax exempt investments, and more price stability than investments in long-term municipal bonds. Municipal bonds in which the Tax Exempt Fund invests will be rated, at the time of purchase, within the four highest ratings by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, determined to be of comparable credit quality.

     There can,  of course,  be no  guarantee  that a Fund's  objective  will be achieved. The Tax-Sensitive Funds are not tax-exempt funds. While the Tax-Sensitive Funds are managed to consider the impact of federal and state taxes on shareholders' investment returns, it is expected that the Tax-Sensitive Funds will earn and distribute taxable income and realize and distribute capital gains from time to time and neither Tax-Sensitive Fund will be managed considering any particular state's tax laws.

                               EXPENSE INFORMATION

                                                                                     Equity           Small Cap       Tax Exempt
Shareholder Transaction Expenses                                                      Fund              Fund             Fund
                                                                                      ----              ----             ----

     Maximum Sales Load Imposed on Purchases                                          None              None             None
     Maximum Sales Load Imposed on Reinvested Dividends                               None              None             None
     Deferred Sales Load                                                              None              None             None
     Redemption Fees                                                                  None              None             None
     Exchange Fees                                                                    None              None             None


                                                                                                                   Tax Exempt Fund
Annual Fund Operating Expenses                                                       Equity           Small Cap     (After Expense
(as a percentage of average net assets)                                               Fund              Fund          Limitation)
                                                                                      ----              ----          -----------
     Management Fees                                                                  0.50%             0.60%           0.26%+
     12b-1 Fees                                                                       None              None             None
     Other Expenses                                                                   0.30%             0.25%            0.39%
                                                                                      ----              ----             ----
     Total Fund Operating Expenses*                                                   0.80%             0.85%            0.65%+
                                                                                      ====              ====             ====


     (See the next page for footnotes.) Example:
     Hypothetically assume that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:

                                     Equity           Small Cap       Tax Exempt
                                      Fund              Fund            Fund
                                      ----              ----            ----

     After 1 Year                     $ 8               $ 9               $ 7
     After 3 Years                    $26               $27               $21
     After 5 Years                     N/A               N/A              $36
     After 10 Years                    N/A               N/A              $81

     The purpose of the above table is to assist an investor in understanding the various costs and expenses of the Funds that an investor in the Funds will bear directly or indirectly. See "Management - Investment Adviser" and "Management - Expenses." The Tax-Sensitive Funds are newly organized and have no operating history. The figures shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, and in the hypothetical example are (1) with respect to the Tax-Sensitive Funds, based on estimates of the Funds' expenses for their initial fiscal years ending September 30, 1996 and (2) with respect to the Tax Exempt Fund, based upon expenses for the fiscal year ended December 31, 1995 during which time the Adviser agreed not to impose a portion of its fee.

     * The Adviser has voluntarily agreed to limit each Fund's Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets for the Fund's fiscal year ending September 30, 1996: Equity Fund--1.00%; Small Cap Fund--0.90% and Tax Exempt Fund--0.65%. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time after September 30, 1996. On February 9, 1996, the Tax Exempt Fund changes its fiscal year end from December 31 to September 30.

     + After expense limitation. If the Adviser had not agreed to the limits described above, Management Fees and Total Fund Operating Expenses of the Tax Exempt Fund would have been 0.40% and 0.79% for the fiscal year ended December 31, 1995.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     Equity Fund and Small Cap Fund are newly organized and have no operating history. The following financial highlights are presented for the Tax Exempt Fund. The financial highlights for the years ended December 31, 1993, 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Tax Exempt Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Tax Exempt Fund is contained in the Tax Exempt Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                       INVESTMENT OBJECTIVES AND POLICIES

The Tax-Sensitive Funds


     The Tax-Sensitive Funds are designed for investors in the upper federal income tax brackets who seek the highest long-term after-tax total return. Taxable dividends from any source, other than long-term capital gains, distributed to individuals by mutual funds are currently taxed at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Long-term capital gains distributed to individuals by mutual funds are currently taxed at federal tax rates of up to 28%. Taxable dividends from any source, including long-term capital gains, distributed to corporations by mutual funds are currently taxed at federal income tax rates of up to 35%. Additionally, state taxes on mutual fund distributions reduce after-tax returns.


     The Tax-Sensitive Funds employ various techniques to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the Funds' distributions.

o The Tax-Sensitive Funds seek to minimize, to the extent practicable, taxable dividend income by emphasizing securities with low dividend yields and minimizing investments in debt obligations. The Tax-Sensitive Funds also intend to be substantially fully invested in equity investments.

o When selling portfolio securities, each Tax-Sensitive Fund will generally select the highest cost shares of the specific security (and/or, if gains will be realized, shares that will produce long-term capital gains) in order to reduce, to the extent practicable, the realization of capital gains, particularly short-term capital gains. Additionally, each Tax-Sensitive Fund may, in furtherance of its investment objective, sell portfolio securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing the amount of capital gains a Fund will distribute.

o The Tax-Sensitive Funds intend to have relatively low annual portfolio turnover rates under normal circumstances. For taxpayers in the highest tax brackets, ordinary income is taxed at a higher tax rate than capital gains on securities held for more than one year ("long-term capital gains"). Ordinary income includes dividends from a Fund's net investment income and net short-term capital gains. Net long-term capital gains realized and distributed by the Tax-Sensitive Funds are treated by shareholders as long-term capital gains for federal income tax purposes. Therefore, each Tax-Sensitive Fund intends, when practicable and prudent, to hold appreciated portfolio securities for more than one year in order to reduce the realization and, therefore, the distribution to shareholders of short-term capital gains taxable to them as ordinary income.

     Although the Tax-Sensitive Funds expect that they will generally use some or all of the foregoing management techniques in considering the impact of federal and state income taxes on a shareholder's investment returns, portfolio management decisions may be made based on other criteria in particular cases, where warranted by actual or anticipated economic, market or issuer-specific developments and the Tax-Sensitive Funds may from time to time employ investment management techniques that produce taxable ordinary income. For example, a particular security may be sold, even though a Fund may realize a short-term capital gain, if the value of that security is believed to have peaked or is anticipated to decline before the Fund would have held it for the long-term holding period. Similarly, a Fund may from time to time be required to sell securities it would otherwise have continued to hold in order to generate cash to pay expenses or satisfy shareholder redemption requests. Further, certain equity securities and debt obligations in which the Tax-Sensitive Funds will invest will produce ordinary taxable income on a regular basis.

     While attempting to reduce the impact of federal and state income taxes paid by shareholders on Fund distributions, each of the Tax-Sensitive Funds will follow a disciplined investment strategy, emphasizing stocks that the Adviser believes to offer above average potential for capital growth that offer low dividend yields. Although the precise application of the discipline will vary according to market conditions, the Adviser intends to use statistical modeling techniques that utilize stock specific factors, such as current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations, to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by the Adviser's professional staff before they are included in the Fund's holdings. Securities selected for inclusion in a Fund's portfolio will represent various industries and sectors.

Standish Tax-Sensitive Equity Fund

     Investment Objective. The Equity Fund seeks to maximize after-tax total return, consisting of long-term growth of capital with nominal current income, through investment primarily in equity securities of companies that appear to be undervalued.


     Investment Policies. Under normal circumstances, at least 80% of the Equity Fund's total assets will be invested in equity and equity-related securities, such as common stocks and preferred stocks. The Equity Fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded.

     Although the Equity Fund will prefer long-term capital gains to taxable dividend income and interest income, the Fund may to a limited extent invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's or, if not rated, are determined by the Adviser to be of comparable credit quality. Up to 5% of the Fund's total assets invested in convertible debt securities and preferred stocks may be rated, Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined by the Adviser to be of comparable credit quality. As a temporary matter and for defensive purposes, the Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Fund. The Fund will attempt to reduce risk by diversifying its investments within the investment policy set forth above.

     The Equity Fund may, but is not required to, utilize various investment strategies and techniques to seek to hedge various market risks (such as broad or specific equity market movements and currency exchange rate risks) or to seek to enhance potential gain. Such strategies and techniques are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds. In the course of pursuing its investment objective, the Equity Fund may:
(i) purchase and write (sell) put and call options on securities, equity indices and other financial instruments; (ii) purchase and sell financial futures contracts on U.S. equity indices and options thereon; (iii) enter into repurchase agreements; (iv) enter into various currency transactions, such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures; and (v) make short sales. These techniques may produce taxable ordinary income and/or short-term or long-term capital gains. Although the Fund does not normally invest in equity securities that are restricted as to disposition by federal securities laws or are otherwise illiquid, the Fund may so invest up to 15% of its net assets when, in the opinion of the Adviser, investment opportunities presented by such securities are particularly attractive. For further information concerning the securities in which the Equity Fund may invest and the investment strategies and techniques it may employ, see "Risk Factors, Suitability and Other Investment Practices and Policies" below in this Prospectus.


 Standish Small Cap Tax-Sensitive Equity Fund

     Investment Objective. The Small Cap Fund seeks to maximize after-tax total return, consisting of long-term growth of capital with nominal current income, through investment primarily in equity securities of small capitalization companies that appear to be undervalued.


     Investment Policies. Under normal circumstances, at least 80% of the Small Cap Fund's total assets are invested in equity and equity-related securities (such as common stocks, preferred stocks and options, futures and other strategic transactions based on common stocks) of small capitalization companies. The Fund invests in publicly traded securities, including securities issued in initial public offerings. The Fund may invest up to 15% of its total assets in foreign equity securities, including securities of foreign issuers that are listed on a U.S. exchange or traded in the U.S. over-the-counter market and sponsored and unsponsored American Depositary Receipts (ADRs). As a temporary matter and for defensive purposes, the Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Fund.

     The common stocks of small growth capitalization in which the Small Cap Fund invests have market capitalizations up to and including $700 million. Market capitalization is determined by multiplying the number of fully diluted equity shares by the current market price per share. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds that invest in companies with median market capitalizations of less than

$1 billion. The Fund expects to emphasize investments in companies involved with value added products or services in expanding industries. At times, particularly when the Adviser believes that securities of small capitalization companies are overvalued, the Fund's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Fund's total assets. The Fund will attempt to reduce risk by diversifying its investments within the investment policy set forth above.

     The Small Cap Fund may, but is not required to, utilize various investment strategies and techniques to seek to hedge various market risks (such as broad or specific equity market movements and currency exchange rate risks) or to seek to enhance potential gain. Such strategies and techniques are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds. In the course of pursuing its investment objective, the Small Cap Fund may: (i) purchase and write (sell) put and call options on securities, equity indices and other financial instruments; (ii) purchase and sell financial futures contracts on U.S. equity indices and options thereon; (iii) enter into repurchase agreements; (iv) enter into various currency transactions, such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures; and (v) make short sales. These techniques may produce taxable ordinary income and/or short-term or long-term capital gains. Although the Fund does not normally invest in equity securities that are restricted as to disposition by federal securities laws or are otherwise illiquid, the Fund may so invest up to 15% of its net assets when, in the opinion of the Adviser, investment opportunities presented by such securities are particularly attractive. For further information concerning the securities in which the Small Cap Fund may invest and the investment strategies and techniques it may employ, see "Risk Factors, Suitability and Other Investment Practices and Policies" below in this Prospectus.


Standish Intermediate Tax Exempt Bond Fund

     Investment Objective. The Tax Exempt Fund seeks to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets primarily in investment grade intermediate-term municipal securities. The investment objective of the Fund is a fundamental policy that may not be changed without shareholder approval.


     Investment Policies. The Tax Exempt Fund seeks to achieve its objective by investing in a diversified portfolio of municipal securities which are obligations issued by or on behalf of states, territories and possessions (including Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes.

     Although the Tax Exempt Fund invests primarily in investment grade municipal bonds of any maturity, it intends to emphasize high quality intermediate-term municipal bonds. The Fund's dollar-weighted average portfolio maturity is normally in a range of three to ten years. However, the Fund may purchase individual securities with effective maturities which are outside of this range. A mutual fund with an average maturity longer than that of the Fund will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a shorter maturity will generally have a lower yield, but will generally offer more price stability. The Fund's emphasis on high quality securities is expected to reduce its share price volatility. Because the Fund holds investment grade municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities.

     The Tax Exempt Fund may invest, without percentage limitations, in municipal bonds rated at the time of purchase within one of the four highest municipal bond ratings by Moody's (Aaa, Aa, A, Baa), Standard & Poor's (AAA, AA, A, BBB) or Fitch (AAA, AA, A, BBB) or, if unrated, determined by the Adviser to be of comparable credit quality. The Fund may invest in municipal notes rated MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or in municipal notes that are not rated, provided that, in the opinion of the Adviser, such notes are of a comparable credit quality. See "Securities Ratings" below for a discussion of securities ratings generally and how these policies apply to certain types of rated securities.


     Although as a matter of fundamental policy it is authorized to do so, the Tax Exempt Fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

     As a fundamental policy, at least 80% of the Tax Exempt Fund's net assets will normally be invested in tax-exempt municipal securities. Municipal securities pay interest income that is excluded from gross income for federal income tax purposes. Also as a fundamental policy, during normal market conditions, at least 65% of the Fund's net assets will be invested in municipal bonds. There may be certain occasions, however, during which more than 20% of the Tax Exempt Fund's assets may be invested in taxable instruments. In unusual circumstances, as a temporary defensive measure, the Fund may invest in taxable, fixed income obligations when the Adviser believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value. In addition, the Fund may also invest up to 20% of its net assets in taxable, fixed income obligations when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments. The Fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxes" in this Prospectus.

     The Tax Exempt Fund may, but is not required to, utilize various investment strategies and techniques to seek to hedge various market risks (such as broad or specific fixed income market movements and interest rate risks), to seek to manage the effective maturity or duration of fixed-income portfolio securities, or to enhance potential gain. Such strategies and techniques are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds. In the course of pursuing its investment objective, the Tax Exempt Fund may: (i) purchase and write (sell) put and call options on securities, fixed-income indices and other financial instruments; (ii) purchase and sell financial futures contracts and options thereon; (iii) enter into repurchase agreements; (iv) purchase securities on a forward commitment, when issued or delayed delivery basis; and (v) enter into various interest rate transactions, such as swaps, caps, floors and collars. The Fund may also invest up to 15% of its net assets in the aggregate of restricted securities, securities for which there are no readily available marked quotations and other illiquid securities. For further information concerning the securities in which the Tax Exempt Fund may invest and the investment strategies and techniques it may employ, see "Risk Factors, Suitability and Other Investment Practices and Policies" below in this Prospectus.


                          RISK FACTORS, SUITABILITY AND
                           OTHER INVESTMENT PRACTICES

     Because each Fund owns different types of investments, its performance is affected by a variety of factors. The value of a Fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Because of the uncertainty inherent in all investments, no assurance can be given that any Fund will achieve its investment objective.

Investing in Small Capitalization Companies


     The Small Cap Fund will emphasize, and the Equity Fund may invest in, smaller, lesser-known companies. Although investments in securities of small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more mature, better known companies. Small capitalization securities may be subject to more volatile market movements than larger capitalization securities, such as those included in the S&P 500 Index. Small capitalization companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. Small capitalization securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

     The Small Cap and Equity Funds may participate in initial public offerings for previously privately held companies whose securities are expected to be liquid after the offering. Such companies may have a more limited operating history and/or less experienced management than other companies in which the Funds invest, which may pose additional risks. The Small Cap Fund will participate in initial public offerings of companies that are expected to have market capitalizations of up to $700 million after consummation of the offering.

Foreign Securities


     Although Equity Fund intends to invest primarily in equity securities of U.S. issuers, the Equity Fund may invest (without limitation) in equity securities of issuers located in any foreign country which securities are listed on a U.S. exchange or traded in the U.S. over-the-counter market. The Equity Fund will not invest more than 10% of its total assets in foreign equity securities that are not so listed or traded. Small Cap Fund may invest up to 15% of its total assets in equity securities of issuers located in any foreign country, including but, not limited to, securities of foreign issuers that are listed on a U.S. exchange or traded in the U.S. over-the-counter market and sponsored and unsponsored American Depositary Receipts (ADRs). Securities of foreign issuers, including emerging markets companies, will be selected for investment by the Equity and Small Cap Funds if the Adviser believes these securities will offer above average capital growth potential.


     Investing in securities of foreign companies and securities denominated in foreign currencies or utilizing foreign currency transactions involve certain risks of political, economic and legal conditions and developments not typically associated with investing in securities of U.S. companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), civil disorder, expropriation of assets of companies in which a Fund invests, nationalization of such companies, imposition of withholding or other foreign taxes on dividend or interest payments (or, in some cases, capital gains), and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Funds, in connection with purchases and sales of foreign securities, other than securities denominated in U.S. dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the U.S. Most foreign securities of the Funds are held by foreign subcustodians that satisfy certain eligibility requirements. Foreign custodial costs relating to the Funds' portfolio securities are higher than domestic custodial costs. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Finally, transactions in equity securities effected on some foreign stock exchanges, and consequently the Funds' investments on such exchanges, may not be settled promptly and therefore such investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The Equity Fund's policy of investing no more than 10% of its total assets in foreign securities that are not listed on a U.S. stock exchange or traded in the U.S. over-the-counter market and the Small Cap Fund's policy of investing no more than 15% of its total assets in foreign equity securities are intended to limit each Fund's exposure to the risks associated with investments in foreign securities.

     Investments by the Tax-Sensitive Funds in securities of issuers in emerging markets involves risks in addition to those discussed above. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Municipal Securities

     Municipal securities in which the Tax Exempt Fund may invest include debt obligations issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The interest on certain such bonds (and the Fund's distributions to its shareholders from such interest) may be a tax preference item for purposes of the federal alternative minimum tax: these bonds are sometimes referred to as "AMT Bonds" and are treated as taxable obligations for the purposes of the Fund's policies. See "Federal Income Taxes" in this Prospectus.

     Municipal bonds are issued in order to meet long-term capital needs and generally have maturities of more than one year when issued. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, and are considered the safest type of municipal bond. Revenue bonds are payable only from the revenues derived from a particular project or facility and are generally dependent solely on a specific revenue source. Industrial revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Assessment bonds, which are issued by a specially created district or project area which levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered to belong to either category. There are, of course, other variations in the safety of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The Tax Exempt Fund is not limited with respect to the categories of municipal securities it may acquire.

     Municipal securities also include municipal notes, which are generally issued to satisfy short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in variable rate demand instruments, which are securities with long stated maturities, but demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par, which provides stability to the portfolio while earning market yields. For federal income tax purposes, the income earned from municipal securities may be entirely tax free, taxable or subject only to the federal alternative minimum tax.

Securities Ratings


     In the case of a security proposed to be purchased by a Fund that is rated differently by the two rating services, the higher rating is used for purposes of the Funds' rating policies; provided, however, all securities purchased must also meet the credit standards of the Adviser. Securities rated Baa by Moody's or BBB by Standard & Poor's and Fitch and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities. Prior to acquiring unrated securities for a Fund's portfolio, the Adviser considers the terms of the offering and various other factors in order to initially determine whether the securities are consistent with the Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In the event the rating on a security held in a Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.


Temporary and Short-Term Investments


     Notwithstanding a Fund's investment objective, each Fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each Fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a Fund's total assets unless the Fund is in a temporary defensive position.

     The money market instruments and short-term debt securities in which the Funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks (the Tax-Sensitive Funds only); repurchase agreements; and prime commercial paper of U.S. companies and foreign companies (the Tax-Sensitive Funds only).


     The Funds' investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. At least 95% of each Tax-Sensitive Fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Up to 5% of each Tax-Sensitive Fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser.

     The Tax Exempt Fund's investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in the Tax Exempt Fund invests. To the extent that income dividends distributed by the Tax Exempt Fund include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxes."

     Each Fund may invest up to 15% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Funds will always be fully collateralized as to principal and interest by money market instruments and will be entered into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Strategic and Derivative Transactions

     Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates (Equity Fund and Small Cap Fund only), and broad or specific market movements), to enhance potential gain or, with respect to the Tax Exempt Fund, to manage the effective maturity or duration of fixed-income portfolio securities. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing their respective investment objectives, the Funds may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices (Equity Fund and Small Cap Fund only), fixed-income indices (Tax Exempt Fund only) and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars. In addition, Equity Fund and Small Cap Fund may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The risks associated with the Funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. These investment techniques are referred to herein as "Strategic Transactions." Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, currency exchange rate fluctuations (Equity Fund and Small Cap Fund only), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective duration or maturity of the Tax Exempt Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Funds will attempt to limit their net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of their respective net assets at any one time and, to the extent necessary, the Funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Equity Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Equity Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the Funds' tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Funds can realize on their respective investments or cause the Funds to hold a security they might otherwise sell. The use of currency transactions by the Equity Fund and Small Cap Fund can result in these Funds incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Funds in writing options on futures and entering into futures transactions is potentially unlimited, however as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Funds' Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling

     The Tax-Sensitive Funds may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security or in order to defer the realization of gain or loss for federal income tax purposes on a similar security previously sold by the Fund. To complete a short sale transaction, a Fund must borrow the security sold short in order to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


     Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position.


     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest that the Fund may be required to pay in connection with a short sale.


     A Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Equity and Small Cap Funds may purchase call options to provide a hedge against an increase in the price of a security sold short. When a Fund purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic and Derivative Transactions" above.


     The Tax-Sensitive Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the respective Fund's net assets.

     In addition to the short sales discussed above, the Tax-Sensitive Funds may make short sales "against-the-box." A short sale is against-the-box if the Fund, at all times when a short position is open, owns an equal amount of securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When-Issued Securities and "Delayed Delivery" Securities

     The Tax Exempt Fund may commit up to 40% of its total assets to purchase securities on a "when-issued" or "delayed delivery" basis, but will only do so with the intention of actually acquiring the securities. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until the securities are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high-grade debt securities equal to the amount of the Fund's commitment will be segregated with the Fund's custodian to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund. The Fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Fund.

Stand-By Commitments

     To facilitate liquidity, the Tax Exempt Fund may enter into "stand-by commitments" permitting it to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost.

Any such costs may, however, reduce yields.

Third Party Puts

     The Tax Exempt Fund may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender or put its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the Fund will be that of holding a long-term bond. These third party puts will not be considered to shorten the Fund's maturity.

Illiquid and Restricted Securities

     The Equity and Small Cap Funds will normally invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are illiquid and securities that are subject to legal or contractual restrictions on resale (i.e., private placements), including securities eligible for resale in reliance on Rule 144A under the Securities Act of 1933. Each Fund, including the Tax Exempt Fund, may however invest up to 15% of its net assets in illiquid and restricted securities when, in the opinion of the Adviser, investment opportunities presented by such securities are particularly attractive. Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Market Changes

     Each Fund's net asset value fluctuates as a result of changes in the market value of portfolio securities. The value of equity securities will fluctuate as a result of a variety of factors including, but not limited to, general conditions in the equity markets and the issuer's earning prospects, perceived value, dividend paying ability, growth rate, market position in the market in which it operates, and level of financial leverage. Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise. Changes by recognized rating services in their ratings of debt securities, including municipal securities, and in the ability of an issuer to make payments of interest and repayments of principal will also affect the value of these investments. Changes in the value of debt securities held in a Fund's portfolio will not affect cash income derived from those securities but will affect a Fund's net asset value.

Portfolio Turnover


     It is not the policy of any Fund to purchase or sell securities for trading purposes, and the Tax-Sensitive Funds intend to have low annual portfolio turnover rates in order to reduce the realization and, therefore, the distribution to shareholders of capital gains. The Tax Exempt Fund places no restrictions on portfolio turnover. Notwithstanding the foregoing with respect to the Tax-Sensitive Funds, a Fund may generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. It is expected that the portfolio turnover rates of the Equity Fund and the Small Cap Fund will not exceed 20% and 50%, respectively, in the coming year. The Tax Exempt Fund's portfolio turnover rates are listed in the section captioned "Financial Highlights." A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, a Fund's distributions of which are taxable to shareholders as ordinary income, and may under certain circumstances make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Investment Restrictions and Diversification

     Except as otherwise noted, the foregoing investment policies are non-fundamental policies which may be changed by the Trust's Board of Trustees without the approval of shareholders of the affected Fund. The investment objectives of each of the Equity Fund and the Small Cap Fund are non-fundamental. If there is a change in either of these Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. Each of the Funds has adopted certain fundamental policies that may not be changed without the approval of their respective shareholders. See "Investment Restrictions" in the combined Statement of Additional Information.

     Each Fund is diversified, as defined in the Investment Company Act of 1940. As such, each Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets (i) no more than 5% of the Fund's total assets will be invested in the securities of a single issuer and (ii) each Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. Government securities or investments in other registered investment companies.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

Other Investment Companies

     Each of the Equity Fund and the Small Cap Fund may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Equity Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by investment companies in which they invest in addition to the advisory and administration fees paid by the Funds. However, to the extent that a Fund invests in a registered open-end investment company, the Adviser will waive its advisory fees on the portion of the Fund's assets so invested.

     Each of the Equity Fund and the Small Cap Fund is authorized to invest all of its assets in the securities of a single open-end registered investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder" or Hub & Spoke(TM). If authorized by the Trustees and subject to shareholder approval (if then required by applicable law), a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure. Hub & Spoke is a registered trademark of Signature Financial Group, Inc.

Suitability

     None of the Funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each Fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Funds.

     Because the Tax-Sensitive Funds are managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the Funds' distributions and the Tax Exempt Fund seeks to provide a high level of interest income exempt from federal income taxes, the Funds may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts
(IRAs) or other qualified pension and retirement plans).

                         CALCULATION OF PERFORMANCE DATA


     From time to time the Funds may advertise their total returns and the Tax Exempt Fund may also advertise its yield and tax equivalent yield. Total return, yield and tax equivalent yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.

     The "yield" of the Tax Exempt Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price (net asset value) per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Tax Exempt Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.


     Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund, such as the Tax Exempt Fund, which invests primarily in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Tax Exempt Fund's yield
(calculated as indicated above) by one, minus a stated income tax rate and adding the product to the taxable portion (if any) of the Tax Exempt Fund's yield.

                         Taxable Equivalent Yield Table


Federal
Marginal    Taxable Equivalent Rates Based on Tax-Exempt Yield of:
Tax Rate   4%      5%     6%     7%     8%       9%       10%
--------------------------------------------------------------------------------
31.0%     5.80%  7.25%   8.70%  10.14%  11.59%  13.04%   14.49%
36.0%     6.25%  7.81%   9.38%  10.94%  12.50%  14.06%   15.63%
39.6%     6.62%  8.28%   9.93%  11.59%  13.25%  14.90%   16.56%

     Each Fund may from time to time advertise one or more additional measurements of performance, including but not limited to historical cumulative total returns, distribution returns, non-standardized yield (Tax Exempt Fund only), results of actual or hypothetical investments, changes in dividends, distributions or share values, or any graphic illustration of such data. From time to time, each Fund may also compare its performance with that of other mutual funds with similar investment objectives, to relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity. This data may cover any period of a Fund's operations and may or may not include the impact of taxes or other factors.


                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund will declare and distribute, at least annually, dividends from short-term and long-term capital gains, if any, after reduction by capital losses. The Tax-Sensitive Funds will declare and distribute, at least annually, any dividends from net investment income. The Tax Exempt Fund will declare daily and distribute monthly dividends from net investment income. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the appropriate Fund unless the shareholder elects to receive them in cash. It is possible that a Fund may use equalization tax accounting in furtherance of its tax objective, which may affect the amount, timing and character of its distributions. See the Statement of Additional Information for further information.

                               PURCHASE OF SHARES


     Shares of the Funds may be purchased directly from the Trust, which offers shares of the Funds to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order and payment for the shares is received in good order by the Principal Underwriter and payment for the shares is received by the Funds' custodian. Please see the Funds' account application or call the Principal Underwriter for instructions on how to make payment of shares to the Funds' custodian. Unless waived by the Funds, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000 ($5,000 for the Tax Exempt Fund.

     Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Funds' custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter by the close of its business day. Shares of the Funds purchased through dealers may be subject to transaction fees, no part of which will be received by the Funds, the Principal Underwriter or the Adviser.

     Each Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York time). The net asset value per share is calculated by determining the value of all a Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Equity and other taxable securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by the Adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Tax Exempt Fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations of municipal securities made by the Adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Funds' valuation policies is contained in the Statement of Additional Information.


     Prospective investors should consider the tax implications of buying shares of a Fund prior to an anticipated taxable dividend or capital gain distribution from that Fund. A portion of the purchase price of such shares may be attributable to the taxable income already earned by the Fund and/or net capital gains already realized by the Fund that will be included in the anticipated distribution. The distribution will, nevertheless, generally be taxable to the investor even if it reduces the net asset value of the Fund's shares below the investor's cost and economically represents a return of a portion of the investor's purchase price.

     In the sole discretion of the Adviser, each Fund may accept securities instead of cash for the purchase of Fund shares. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the particular Fund. The securities will be valued in the manner stated above. The purchase of Fund shares for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund. Consequently, prospective investors should consult with their own tax advisers before acquiring Fund shares in exchange for appreciated or depreciated securities in order to evaluate fully the effect on their particular tax situations.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of each Fund's shares, (ii) to reject purchase orders when in the best interest of the particular Fund and (iii) to modify or eliminate the minimum initial investment requirement in Fund shares. The Funds' investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Funds' investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.


                               EXCHANGE OF SHARES

     Shares of the Funds may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Funds redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares of the Funds may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

 Telephonic Exchanges

     Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Funds' custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

     Shares of the Funds may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Funds may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

     In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Funds' custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but none of the Funds nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Funds and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that they reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor any of the Funds, nor the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transactions procedures, and if they do not, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's portfolio investments at the time of redemption or repurchase. Each Fund intends to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in portfolio securities. Please see the Statement of Additional Information for further information regarding the Funds' ability to satisfy redemption requests in-kind.

     Because of the cost of maintaining shareholder accounts, the Funds may redeem, at net asset value, the shares in any account that has a value of less than $25,000 ($10,000 for the Tax Exempt Fund) as a result of redemptions or transfers. Before doing so, the applicable Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $25,000 ($10,000 for the Tax Exempt Fund). The Funds may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees

     Each  Fund  is a  separate  investment  series  of  Standish,  Ayer  & Wood
Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to each Fund pursuant to separate investment advisory agreements with the Trust and manages each Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:

                                               Net Assets
       Funds                                (March 31, 1996)
--------------------------------------------------------------------------------
       Standish Controlled Maturity Fund
       Standish Equity Portfolio
       Standish Fixed Income Portfolio
       Standish Fixed Income Fund II
       Standish Global Fixed Income Portfolio
       Standish Intermediate Tax Exempt Bond Fund
       Standish International Equity Fund
       Standish International Fixed Income Fund
       Standish Massachusetts Intermediate
         Tax Exempt Bond Fund
       Standish Securitized Fund
       Standish Short-Term Asset Reserve Fund
       Standish Small Capitalization Equity Portfolio
       Standish Small Cap Tax-Sensitive Equity Fund
       Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Equity Fund's portfolio manager is Laurence A. Manchester. During the past five years, Mr. Manchester has served as a Vice President and Director of the Adviser.

     The Small Cap Fund's portfolio manager is Nicholas S. Battelle. During the past five years, Mr. Battelle has served as a Vice President and Director of the Adviser.

     The Tax Exempt Fund's portfolio managers are Maria D. Furman and Raymond J. Kubiak. During the past five years, Ms. Furman has served as a Vice President and Director of the Adviser and Mr. Kubiak has been a Vice President and, since 1995, a Director of the Adviser.

     Subject to the supervision and direction of the Trustees of the Trust, the Adviser manages each Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds, and permits the Funds to use the name "Standish." The Adviser provides all necessary office space and services of executive personnel for administering the affairs of the Funds. For these services, each Fund pays the Adviser a fee monthly equal on an annual basis to the following percentages of each Fund's average daily net asset value: Equity Fund--0.50%, Small Cap Fund--0.60% and Tax Exempt Fund--0.40%. For the Tax Exempt Fund's fiscal year ended December 31, 1995, advisory fees paid to the Adviser represented .25% of the Tax Exempt Fund's average daily net assets after a fee reduction of $38,426.

 Expenses

     Expenses of the Trust that relate to more than one series are allocated among such series by the Adviser and SIMCO in a manner considered to be equitable, primarily on the basis of relative net asset values. Each Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, each Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Principal Underwriter bears, without subsequent reimbursement, the distribution expenses attributable to the offering and sale of Fund shares.

     The Adviser has voluntarily agreed for each Fund's fiscal year ending September 30, 1996 to limit Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) of each Fund to the following percentages of each Fund's average daily net assets: Equity Fund--1.00%; Small Cap Fund--0.90%; and Tax Exempt Fund--0.65%. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time after
September 30, 1996. The Adviser has also agreed to limit each Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the respective Fund are then qualified for sale. If Total Fund Operating Expenses (as defined above) would exceed the expense limitation, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the fiscal year ended December 31, 1995, expenses borne by Tax Exempt Fund amounted to $187,291, which represented 0.65% of average daily net assets after an expense reduction of $38,426.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Funds. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Funds. It is not anticipated that the Tax Exempt Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded on a "net" basis in principal transactions without the addition or deduction of brokerage commissions or transfer taxes.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers that execute orders to purchase and sell portfolio securities for the Funds.


                              FEDERAL INCOME TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. The Tax Exempt Fund presently qualifies and intends to continue to qualify, a,nd each of the Equity and Small Cap Funds intends to elect to be treated and to qualify, for taxation as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to shareholders in accordance with certain timing requirements of the Code.

     A Fund will be subject to a nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.


     Shareholders of the Equity Fund and Small Cap Fund which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions (as defined below) made by these Funds. Dividends paid by the Equity Fund and Small Cap Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. The portion of such dividends attributable to qualifying dividends that Equity Fund or Small Cap Fund receives, if any, may qualify for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code.


     The Tax Exempt Fund intends to satisfy applicable requirements of the Code so that its distributions to shareholders of the tax-exempt interest it earns will qualify as "exempt-interest dividends," which shareholders are entitled to treat as tax-exempt interest. Any portion of an exempt-interest dividend that is attributable to the interest that the Tax Exempt Fund receives on certain tax-exempt obligations that are "private activity bonds" and, for corporate shareholders, the entire exempt-interest dividend, may increase a shareholder's liability, if any, for alternative minimum tax.

     Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Funds. Shares of the Tax Exempt Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax advisor if you think this may apply to you.

     Shareholders in the Tax Exempt Fund which are taxable entities or persons will be subject to federal income tax on capital gain distributions (as defined below) from the Tax Exempt Fund and on any other dividends they receive from the Tax Exempt Fund that are not exempt-interest dividends. Dividends paid by the Tax Exempt Fund from any taxable net investment income, such as interest income from taxable debt obligations, accrued market discount recognized by the Fund, or repurchase agreements, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. None of the Tax Exempt Fund's exempt-interest dividends, taxable income dividends or capital gain distributions will qualify for the corporate dividends received deduction.

     Dividends paid by any Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the applicable Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions by a Fund may also be subject to state and local or foreign taxes.

     The Equity Fund and the Small Cap Fund anticipate that they may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. These Funds do not expect to qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules disallow any losses on the sale or exchange of shares of the Tax Exempt Fund with a tax holding period of six months or less, to the extent the shareholder received exempt-interest dividends with respect to such shares, and recharacterize as long-term any otherwise allowable losses on the sale or exchange of the shares of any Fund with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary taxable dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Funds, to backup withholding on certain payments from the Funds.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After the close of each calendar year,  each Fund will send a notice to its
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                            THE TRUST AND ITS SHARES

         Each Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of each Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Funds have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Funds do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Funds do not have preemptive or conversion rights. Certificates representing shares of the Funds will not be issued.



     At February 1, 1996, more than 25% of the then outstanding shares of the Tax Exempt Fund were held by BDG & Co., c/o Bingham, Dana & Gould, 150 Federal Street, Boston, MA, which was deemed to control the Tax Exempt Fund.

         The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.


     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Subject to Trustee approval and shareholder approval (if then required), each of the Equity Fund and the Small Cap Fund may pursue its investment objective by investing all of its investable assets in a pooled fund.


     Inquiries concerning the Funds should be made by contacting the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus. Although each Fund is offering only its own shares, since the Funds use this combined Prospectus, it is possible that one Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Funds' transfer and dividend-disbursing agent and as custodian of all cash and securities of the Funds.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit each Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Principal Underwriter and the Adviser.


--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.
--------------------------------------------------------------------------------

                       STANDISH TAX-SENSITIVE EQUITY FUND

                      STANDISH TAX-SENSITIVE SMALL CAP FUND

                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND




                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110


                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996

                       STANDISH TAX-SENSITIVE EQUITY FUND
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (617) 350-6100

                       STATEMENT OF ADDITIONAL INFORMATION


     This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Tax-Sensitive Equity Fund ("Equity Fund"), Standish Small Cap Tax-Sensitive Equity Fund ("Small Cap Fund") and Standish Intermediate Tax Exempt Bond Fund ("Tax Exempt Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). The Equity Fund, Small Cap Fund and Tax Exempt Fund are sometimes referred to herein individually as the "Fund" and collectively as the "Funds." This Statement of Additional Information should be read in conjunction with the Funds' Prospectus, a copy of which may be obtained without charge by writing or calling Standish Fund Distributors, L.P., the Trust's principal underwriter (the "Principal Underwriter"), at the address and phone number set forth above.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Contents


Investment Objectives and Policies............................2
Investment Restrictions......................................10
Calculation of Performance Data..............................13
Management...................................................14
Redemption of Shares.........................................20
Portfolio Transactions.......................................20
Determination of Net Asset Value.............................21
Federal Income Taxes.........................................21
The Trust and Its Shares.....................................24
Additional Information.......................................25
Experts and Financial Statements.............................25

                       INVESTMENT OBJECTIVES AND POLICIES

     The Funds' Prospectus describes the investment objective and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus. Each Fund's investment adviser is Standish, Ayer & Wood, Inc. (the "Adviser").

Portfolio Maturity (Tax Exempt Fund)

     Under normal market conditions, the Tax Exempt Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the Fund's portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. In computing the duration of its portfolio, the Tax Exempt Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that the Fund's dollar-weighted average portfolio maturity will not exceed ten years, the Fund may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. For purposes of the Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Municipal Securities

     The Tax Exempt Fund may invest in all kinds of municipal securities, including municipal notes, municipal bonds, private activity bonds and variable rate demand instruments.

     Because the Tax Exempt Fund holds investment grade municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the Tax Exempt Fund's quality standards are designed to minimize the credit risk of investing in the Fund, that risk cannot be entirely eliminated.

Municipal Notes

     The Tax Exempt Fund may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes in which the Tax Exempt Fund may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds

     The Tax Exempt Fund may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications:

"General Obligation" Bonds and "Revenue" Bonds.

     Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

     Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities

     There is a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

Variable Rate Demand Instruments

     The Tax Exempt Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable rate demand instruments that the Tax Exempt Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Adviser will select the variable rate demand instruments that the Fund will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets the Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the Fund.

     The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

     The maturity of the variable rate demand instruments held by the Tax Exempt Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Restricted and Illiquid Municipal Securities

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the Tax Exempt Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for many municipal securities which were not publicly offered initially.

     Securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable contained in the Fund's investment restrictions. The Adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Tax Exempt Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

Foreign Securities

     Foreign securities may be purchased and sold by the Equity and Small Cap Funds in over-the-counter markets (but persons affiliated with the Fund will not act as principal in such purchases and sales) or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Equity and Small Cap Funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

     The dividends and interest payable on certain of the Equity and Small Cap Funds' foreign portfolio securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to the Equity and Small Cap Funds' respective shareholders.

     Investors should understand that the expense ratios of the Equity and Small Cap Funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

     The Small Cap Fund and the Equity Fund may acquire sponsored and unsponsored ADRs. Unsponsored ADRs are acquired from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent that a Fund invests in such unsponsored ADRs there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (e.g., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Money Market Instruments and Repurchase Agreements

     The money market instruments in which each Fund may invest include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short- term credit needs) of foreign (Equity and Small Cap Funds only) and domestic issuers, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

     A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Funds (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Funds until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic and Derivative Transactions

     Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates (Equity and Small Cap Funds) and broad or specific fixed-income (Tax Exempt Fund) or equity (Equity and Small Cap Funds) market movements), to manage the effective maturity or duration of fixed-income securities (Tax Exempt Fund), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.
Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing their respective investment objectives, the Funds may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices (Equity Fund and Small Cap Fund only), fixed-income indices (Tax Exempt Fund only) and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars. In addition, Equity Fund and Small Cap Fund may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The risks associated with the Funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. These investment techniques are referred to herein as "Strategic Transactions." Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, currency exchange rate fluctuations (Equity Fund and Small Cap Fund only), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective duration or maturity of the Tax Exempt Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Equity Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Equity Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company or by the Funds' objective to minimize taxable distributions.

Risks of Strategic and Derivative Transactions


     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Funds can realize on their respective investments or cause the Funds to hold a security they might otherwise sell. The use of currency transactions by the Equity Fund and Small Cap Fund can result in these Funds incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Funds in writing options on futures and entering into futures transactions is potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      ...A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A Fund may purchase a call option on a security, currency (Equity and Small Cap Funds), futures contract, index or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Funds do not do so, the OTC options are subject to the Funds' restriction on illiquid securities.) The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency (Equity and Small Cap Funds) or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Funds, and portfolio securities "covering" the amount of the Funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing in illiquid securities. However, for options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

     If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     Each Fund may purchase and sell (write) call options on equity (Equity and Small Cap Funds) and debt (Tax Exempt Fund) securities including U.S. Treasury and agency securities, municipal notes and bonds (Tax Exempt Fund) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies (Equity and Small Cap Funds) and futures contracts. All call options sold by the Funds must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     Each Fund may purchase and sell (write) put options on equity (Equity and Small Cap Funds) and debt (Tax Exempt Fund) securities including U.S. Treasury and agency securities, municipal notes and bonds (Tax Exempt Fund) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies (Equity and Small Cap Funds) and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

     Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures

     Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

     The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Funds may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each Fund's respective net asset value, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions

     Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, currency (Equity and Small Cap Funds), multiple currency transactions (including forward currency contracts) (Equity and Small Cap Funds) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

 Currency Transactions


     The Equity and Small Cap Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

     The Equity and Small Cap Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     Each of the Equity and Small Cap Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Equity and Small Cap Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Funds are engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars

     Among the Strategic Transactions into which each of the Funds may enter are interest rate, currency rate (Equity and Small Cap Funds only) and index swaps and the purchase or sale of related caps, floors, spreads and collars. The Funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations (Equity and Small Cap Funds only) as a duration management technique (Tax Exempt Fund only) or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors, spreads and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, a Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors, spreads and collars and other Strategic Transactions entered into for such purposes to not more than 3% of the Funds' respective net assets at any one time. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The Funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

     Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts


     Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Funds may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the applicable Fund's obligations on the related strategic transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


"When-Issued" and "Delayed Delivery" Securities

     The Tax Exempt Fund may commit up to 40% of its net assets to purchase securities on a "when-issued" and "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Tax Exempt Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser.

     Unless the Tax Exempt Fund has entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid, high-grade debt obligations with a market value at least equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Tax Exempt Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The Tax Exempt Fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Fund.

Other Investment Companies

     The Equity and Small Cap Funds may each, subject to authorization by the Trustees, invest all of its investable assets in the securities of a single open-end registered investment company (a "Portfolio"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The Trustees do not intend to authorize investing in this manner at this time.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Fund. A Fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Standish Intermediate Tax Exempt Bond Fund

     As a matter of fundamental policy, the Tax Exempt Fund may not:

1. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

2. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

3. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

4. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts.

5. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

6. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

7. Lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within 7 days.

8. Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

     As a matter of non-fundamental policy, the Tax Exempt Fund may not:

A.    Make short sales of securities.

B.    Invest in companies for the purpose of exercising control or management.

C. Purchase securities of any other investment company except as part of a merger, consolidation or acquisition of assets.

D. Purchase or write options, except as described under "Strategic and Derivative Transactions."

E. Invest in interests in oil, gas or other exploration or development programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

F. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, municipal securities which are rated by at least one nationally recognized municipal bond rating service, and securities fully collateralized by such securities.

G. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

H. Enter into repurchase agreements with respect to more than 15% of its net assets.

I. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     As a matter of non-fundamental policy, the Tax Exempt Fund may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the Tax Exempt Fund may own so long as, as to 75% of its total assets, it does not invest more than 5% of its total assets in the securities of the issuer. Consequently, the Tax Exempt Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

     Although it is allowed to do so, the Tax Exempt Fund does not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of its total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the Tax Exempt Fund does not expect that more than 25% of its assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the Tax Exempt Fund may invest more than 25% of its assets in a broader sector of the market for municipal securities.

     Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Tax Exempt Fund is less than 10% of the value of the total assets of the Fund. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

           Standish Tax-Sensitive Equity Fund and Standish Small Cap
                            Tax-Sensitive Equity Fund

     As a matter of fundamental policy, each of the Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

a. such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

    For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     As a matter of non-fundamental policy, each of the Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund may not:

A. Make short sales of securities unless (i) either (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short,
      (ii) the securities sold short are listed on a national securities exchange and (iii) the value of the securities of any one issuer in which the Fund is short may not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.

B.    Invest in companies for the purpose of exercising control or management.

C. Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokers' commissions and then only if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund or
      (iii) more than 5% of the Fund's assets would be invested in any one such investment company; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

D. Invest in interests in oil, gas or other exploration or development programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

E. Invest more than 5% of the assets of the Fund in the securities of any issuers which, together with their corporate parents, have records of less than three years' continuous operation, including the operation of any predecessor, excluding obligations issued or guaranteed by the U.S. Government or its agencies and securities fully collateralized by such securities and excluding securities which have been rated investment grade by at least one nationally recognized statistical rating organization; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

F. Invest in restricted securities or securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities; provided that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

G. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Adviser owns more than .5% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

H. Purchase securities while outstanding bank borrowings exceed 5% of the Fund's net assets.

I. Invest in real estate limited partnership interests, other than real estate investment trusts organized as limited partnerships.

J. Purchase or sell (write) options, except pursuant to the limitations described above.

K. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     The Equity and Small Cap Funds have no current intention of lending portfolio securities or entering into reverse repurchase agreements or forward roll transactions. None of the Funds have any current intention to borrow money for other than temporary of emergency purposes.

     Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Equity and Small Cap Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

                              ---------------------

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction, except with respect to restriction letter G above.

     In order to permit the sale of shares of the Funds in certain states, the Board may, in its sole discretion, adopt restrictions of investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return information and the Tax Exempt Fund may also advertise certain yield and tax equivalent yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     The yield of the Tax Exempt Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Tax Exempt Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, the yield is determined according to the following formula:

                           Yield = 2[((A - B + 1)/CD)^6 - 1]


     Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

     Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax exempt yield at a given tax rate based on a specified 30-day (or one month) period, assuming semi-annual compounding of income. The taxable equivalent yield for the Tax Exempt Fund is based upon the Fund's current tax-exempt yield and an investor's marginal tax rate. The formula is:

                    Portfolio's Tax-Free Yield
                    -------------------------- =  Taxable Equivalent Yield
                    100% - Marginal Tax Rate

     The average annual total return quotation for the Tax Exempt Fund since inception (November 2, 1992 to December 31, 1995) and for the one year period ended December 31, 1995 were 6.52% and 12.65%, respectively, and the average annualized yield for the thirty day period ended December 31, 1995 was 4.39%. The Tax Exempt Fund's tax equivalent yield for the thirty day period ended December 31, 1995 was 7.27%, assuming a federal income tax rate of 39.6%.

     The Tax Exempt Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

     In addition to average annual return and yield and tax equivalent yield (Tax Exempt Fund) quotations, each Fund may quote quarterly and annual performance on a net (with management fees and other operating expenses deducted) and gross basis. The Tax Exempt Fund's net and gross performance is as follows:


     Quarter/Year         Net             Gross
--------------------------------------------------------------------------------
      1992               2.79%            2.95%
      1Q93               3.46%            3.62%
      2Q93               2.63%            2.79%
      3Q93               2.94%            3.10%
      4Q93               1.35%            1.51%
      1993              10.78%           11.47%
      1Q94              -3.95%           -3.79%
      2Q94               1.67%            1.83%
      3Q94               0.98%            1.15%
      4Q94              -1.29%           -1.13%
      1994              -2.68%           -2.02%
      1Q95               4.61%            4.77%
      2Q95               1.95%            2.12%
      3Q95               2.76%            2.95%
      4Q95               2.77%            2.94%
      1995              12.65%           13.39%


     These performance quotations should not be considered as representative of the Tax Exempt Fund's performance for any specified period in the future.


     Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Tax Exempt Fund may compare its performance to various indices (or particular components thereof), which are generally considered to be representative of the performance of all municipal securities such as the Lehman Muni 3-5-7-10 Index. The Equity and Small Cap Funds may each compare their respective performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. In addition, the Small Cap Fund may compare its performance to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.




                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       26



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       27



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       28



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       29



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Funds pay no compensation to the Trust's Trustees affiliated with the Adviser or to the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of a Fund's shares) with the Trust or the Adviser during the Tax Exempt Fund's fiscal year ended December 31, 1995.

     The following table sets forth all compensation paid to the Trust's Trustees as of the Tax Exempt Fund's fiscal year ended December 31, 1995 and estimates the amount of such fees to be paid by the Equity and Small Cap Funds during their initial fiscal years ending September 30, 1996:

                                                                                           Pension or
                                        Estimated         Estimated         Estimated       Retirement           Total
                                        Aggregate         Aggregate         Aggregate        Benefits        Compensation*
                                      Compensation      Compensation      Compensation      Accrued as      from Funds and
                                        from the          from the       from the Small       Part of       Other Funds in
     Name of Trustee                 Tax Exempt Fund    Equity Fund*        Cap Fund*     Fund's Expenses      Complex**
--------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                       $0                $0               $0                $0                $0
     Phyllis L. Cothran***                  0                 0                0                 0                 0
     Richard C. Doll****                    0                 0                0                 0                 0
     Samuel C. Fleming                    266                39                0                 0            41,750
     Benjamin M. Friedman                 246                34                0                 0            36,750
     John H. Hewitt                       246                34                0                 0            36,750
     Edward H. Ladd                         0                 0                0                 0                 0
     Caleb Loring, III                    246                34                0                 0            36,750
     Richard S. Wood                        0                 0                0                 0                 0
     -------------
     *Estimated.  The Equity and Small Cap Funds are newly organized.
     **As of the date of this Statement of Additional Information, there were 18 mutual funds in the fund complex.
     ***Ms. Cothran resigned as a Trustee effective January 31, 1995.
     ****Mr. Doll resigned as Trustee effective December 6, 1995.

Certain Shareholders

     At February 6, 1996, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the Tax Exempt Fund:

                                               Percentage of
     Name and Address                       Outstanding Shares
--------------------------------------------------------------------------------
     BDG & Co.                                      26%
     Bingham Dana & Gould
     Trust Development
     150 Federal Street
     Boston, MA  02110

     YK Investment Partnership                      10%
     191 Waukegan Road
     Suite 209
     Northfield, IL  60093

     Stephanie L. Hascoe 1972                       5%
     Trust
     Hascoe Associates, Inc.
     35 Mason Street
     Greenwich, CT  06830

     Each of the following persons beneficially owned 5% or more of the then outstanding shares of the Tax Sensitive Equity Fund:

                                               Percentage of
     Name and Address                       Outstanding Shares
--------------------------------------------------------------------------------
     Michael Putnam Trust                           15%
     Department of Classics, Brown University
     Providence, RI  02912

     Dr. David & Alice Baltimore                    12%
     A/C #4509012
     P.O. Box 1537
     Boston, MA  02205

     Mary Enriquez Cust FBO Diana Enriquez          12%
     Schneider UGMA/TX
     Restructuring Associates
     1050 17th Street NW
     Washington, DC  20036

     Mr. & Mrs. Robert J. Driscoll                  10%
     10 Fulling Mill Lane
     Hingham, MA  02043

     Laurence A. Manchester                         9%
     41 Berkeley Street
     Newton, MA  02165

     Mary Schneider Enriquez Cust FBO               6%
     J. Nicholas E. Schneider UGMA/TX
     Restructuring Associates
     1050 17th Street NW
     Washington, CD  20036

     Additionally, each of the following persons beneficially owned 5% or more of the then outstanding shares of the Small Capitalization Tax-Sensitive Equity
Fund:

                                               Percentage of
     Name and Address                       Outstanding Shares
--------------------------------------------------------------------------------
     Investors Bank & Trust Custodian FBO           13%
     Dorothy Battelle IRA
     120 W. Newton Street
     Boston, MA  02118

     Saturn & Co.                                   11%
     FBO Dr. David & Alice Baltimore
     A/C #4509012
     P.O. Box 1537
     Boston, MA  02205-1537

     Mr. & Mrs. Robert J. Driscoll                  10%
     10 Fulling Mill Lane
     Hingham, MA  02043

     Frederick C. Cabot                             9%
     299 Woodland Road
     Auburndale, MA  02166

     Michael Putnam Trust                           9%
     Brown University
     Dept. of Classics
     Providence, RI  02912

     Lisen Bonnier Revocable Trust                  9%
     c/o Bingham Dana & Gould
     150 Federal Street
     Boston, MA  02110

     Investors Bank & Trust Custodian FBO           7%
     Nicholas Battelle IRA
     120 West Newton Street
     Boston, MA  02118

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate written investment advisory agreements with the Trust. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.

     Certain services provided by the Adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the Adviser provides each Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the Adviser without reimbursement by the Funds for any costs incurred. Under each investment advisory agreement, the Adviser is paid a fee based upon a percentage of each Fund's average daily net asset value computed as described in the Prospectus. This fee is paid monthly.

     With respect to the Tax Exempt Fund: (a) for the fiscal year ended December 31, 1993, the Adviser agreed not to impose its fees of $49,165 and assumed $12,010 of expenses; (b) for the fiscal year ended December 31, 1994, the Adviser agreed not to impose $50,193 of its fee, which would otherwise have been $82,694; and (c) for the fiscal year ended December 31, 1995, the Adviser agreed not to impose $38,327 of its fee, which would otherwise have been $116,202.

     Pursuant to the investment advisory agreements, each Fund bears the expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreements. Among other expenses, each Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

     The Adviser has voluntarily agreed for the Tax Exempt's Fund's, Equity Fund's and Small Cap Fund's fiscal years ending September 30, 1996 to limit Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) of each such Fund to 0.65%, 1.00% and 0.90% of the Tax Exempt Fund's, Equity Fund's and Small Cap Fund's respective average daily net assets. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time after September 30, 1996. In addition, for the period from January 2, 1996 (commencement of operations) through March 31, 1996, the Adviser voluntarily agreed to limit Total Fund Operating Expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Small Cap Fund and the Equity Fund to 0.00% of each such Fund's average daily net assets. If any expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year.

     Each Fund's investment advisory agreement provides that if the total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits a Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

     Unless terminated as provided below, the Equity Fund's and the Small Cap Fund's investment advisory agreements continue in full force and effect until December 31, 1997 and for successive periods of one year thereafter, and the Tax Exempt Fund's investment advisory agreement continues in full force and effect for successive periods of one year, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

    In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser, its affiliates and their employees.


Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Funds' shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Funds' shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to a Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.

     The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Funds.


     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in Fund portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.


                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing each Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Funds. The investment advisory fees paid by the Funds under the advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                        DETERMINATION OF NET ASSET VALUE

     Each Fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value. Portfolio securities are valued in the manner described in the Prospectus.

                              FEDERAL INCOME TAXES

     Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. The Tax Exempt Fund presently qualifies and intends to continue to qualify, and each of the Equity and Small Cap Funds intends to qualify and elect to be treated, as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss), net tax-exempt interest (if any) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     Each Fund will be subject to a 4% non-deductible federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

     The Funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Funds and, as noted above, would not be distributed as such to shareholders. The Tax Exempt Fund has $29,197 of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.

     Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options and currency forward transactions.

     Certain options, futures and forward foreign currency transactions (Equity and Small Cap Funds only) undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures (Equity and Small Cap Funds only), as ordinary income or loss) and timing of some capital gains and losses realized by a Fund. Also, certain losses of a Fund on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to interest rate swaps or currency swaps (Equity and Small Cap Funds only), and interest rate caps, floors and collars are unclear in certain respects, and the Funds may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit their transactions in these instruments.

     If either the Equity Fund or the Small Cap Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Equity and Small Cap Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the electing Fund to recognize taxable income or gain without the concurrent receipt of cash. The Equity and Small Cap Funds may limit and/or manage their stock holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     Foreign exchange gains and losses realized by the Equity and Small Cap Funds in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its annual gross income.

     The Equity and Small Cap Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Equity Fund's or Small Cap Fund's respective total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the applicable Fund were to file an election with the Internal Revenue Service. Because the Equity and Small Cap Funds generally do not expect to meet this 50% requirement, investors generally will not directly take into account the foreign taxes, if any, paid by the Equity and Small Cap Funds, and will generally not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Equity and Small Cap Funds would otherwise have available to distribute.

     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     For purposes of the dividends received deduction available to corporations, dividends, if any, received by the Equity and Small Cap Funds from U.S. domestic corporations in respect of the stock of such corporations held by the Equity and Small Cap Funds, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Equity and Small Cap Funds may be treated as qualifying dividends. Distributions by the Tax Exempt Fund will not qualify for the dividends received deduction. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the Equity and Small Cap Funds in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

     Taxable distributions by the Tax Exempt Fund include distributions attributable to income or gains from the Tax Exempt Fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

     Distributions by the Tax Exempt Fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the Tax Exempt Fund will be treated as tax-exempt interest under the Code, provided that the Tax Exempt Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in tax-exempt obligations. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their federal income tax returns. The portion of the Tax Exempt Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The Tax Exempt Fund will report to shareholders the amount designated as exempt-interest dividends for each year.

     Interest income from certain types of tax-exempt obligations that are private activity bonds in which the Tax Exempt Fund may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that the Tax Exempt Fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum purposes that part of the Tax Exempt Fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. Exempt-interest dividends derived from interest income from tax-exempt obligations that are not private activity bonds may also be included in determining corporate "adjusted current earnings" for purposes of computing the alternative minimum tax liability, if any, of corporate shareholders of the Tax Exempt Fund.

     If the Tax Exempt Fund invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Tax Exempt Fund elects to include market discount in income currently), the Tax Exempt Fund must accrue income on such investments prior to the receipt of the corresponding cash payments.
However, the Tax Exempt Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Tax Exempt Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The Equity and Small Cap Funds would be subject to the same tax rules but do not expect to acquire such investments.

     The Tax Exempt Fund purchases tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the Tax Exempt Fund therefore does not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted during the last decade not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

     The Tax Exempt Fund may purchase municipal obligations together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Fund may purchase beneficial interests in municipal obligations held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Tax Exempt Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of a true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Tax Exempt Fund, in relation to various regulated investment company tax provisions is unclear. However the Adviser intends to manage the Tax Exempt Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax Exempt Fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the Tax Exempt Fund. Pursuant to published guidelines, the Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Tax Exempt Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income (except in the case of the Tax Exempt Fund) and/or realized or unrealized appreciation in a Fund's portfolio. Consequently, subsequent distributions from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     The Funds may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a Fund's earnings and profits are allocated in part to redemption proceeds paid by the Fund: although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the Fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a Fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The Funds would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

     Upon a redemption (including a repurchase) of shares of the Funds, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will (except as described below) be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will, with respect to the Tax Exempt Fund, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, with respect to any Fund, the allowable loss on such a redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

                            THE TRUST AND ITS SHARES


     Each Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Funds. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established eleven other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.


     All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize any Fund to so invest its assets.


     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

     The Funds' Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS


     The financial statements of the Tax Exempt Fund for the fiscal years ended December 31, 1993, 1994 and 1995 incorporated by reference from the Tax Exempt Fund's annual report to shareholders in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere therein and have been so included in reliance upon the authority of the report of Coopers & Lybrand L.L.P., as experts in accounting and auditing. Financial highlights of the Tax Exempt Fund for the period from November 2, 1992 (commencement of operations) through December 31, 1992 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit each Fund's financial statements for the current fiscal year ending September 30, 1996.

Prospectus dated May 1, 1996


                                   PROSPECTUS
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795


     Standish International Fixed Income Fund (the "Fund") is one Fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate non-diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.

     The Fund is designed primarily, but not exclusively, for tax-exempt institutional investors, such as pension and profit-sharing plans, foundations and endowments. The Fund's investment objective is to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. The Fund seeks to achieve its investment objective primarily through investing in a portfolio of investment grade fixed-income securities denominated in foreign and United States currencies. The Fund provides a vehicle through which investors may participate in the international bond markets. See "Investment Objective and Policies." Standish International Management Company, L.P., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser").

     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by referenced into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

Expense Information...........................................2
Financial Highlights..........................................3
Investment Objective and Policies.............................4
Risk Factors and Suitability..................................8
Calculation of Performance Data...............................8
Dividends and Distributions...................................9
Purchase of Shares............................................9
Exchange of Shares............................................9
Redemption of Shares.........................................10
Management...................................................11
Federal Income Taxes.........................................12
The Fund and Its Shares......................................12
Custodian, Transfer Agent and Dividend Disbursing Agent......13
Independent Accountants......................................13
Legal Counsel................................................13
Appendix A...................................................13
Tax Certification Instructions...............................15

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees                                                       0.40%

12b-1 Fees                                                            None

Other Expenses                                                        0.11%

Total Fund Operating Expenses                                         0.51%


Example                                                             1 year           3 years           5 years         10 years
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                               $5              $16               $29              $64


     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management -- Investment Adviser" and "Management -- Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based on expenses for the Fund's fiscal year ended December 31, 1995.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993, 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. The Fund seeks to achieve its investment objective primarily through investing in a non-diversified portfolio of investment grade fixed-income securities denominated in foreign and United States currencies. Because the Fund will invest in securities denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU"), exchange rates may have a significant impact on the performance of the Fund. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective and fundamental investment policies of the Fund may not be changed by the Trustees of the Trust without the approval of shareholders. The Fund's investment policies and restrictions are described further in the Statement of Additional Information and are not fundamental unless so designated.


Investment Policies


     The Fund may invest in a broad range of fixed-income securities denominated in foreign currencies and U.S. dollars, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock (including convertible preferred stock), convertible debt securities, structured notes and debt securities issued or guaranteed by national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities. The Fund may invest in securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis. Under normal market conditions, at least 65% of the total value of the Fund's assets will be invested in such securities denominated in foreign currencies. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of supranational entities are the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank.


     The Fund expects to emphasize foreign government and agency securities, securities of U.S. companies denominated in foreign currencies, U.S. Government and agency securities, mortgage-backed and asset-backed securities and securities of companies denominated in U.S. dollars. The Fund intends to spread investments broadly among countries. The Fund will normally include securities of no fewer than five different countries; however, while maintaining investments in five countries, the Fund may invest a substantial portion of its assets in one or more of those five countries. Investors should be aware that investing in mortgage-backed securities involves risks of fluctuation in yields and market prices and of early prepayments on the underlying mortgages. See "Risk Factors and Suitability" for a description of the risks associated with investments in foreign securities.

Ratings

     The Fund will generally invest in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff & Phelps") or IBAC, Inc. ("IBAC") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, judged by the Adviser to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff & Phelps or IBAC and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.

     The Fund may invest up to 5% of its net assets in securities rated, at the date of investment, either Ba by Moody's or BB by Standard & Poor's, Duff & Phelps or IBAC or, if not rated, judged by the Adviser to be of equivalent credit quality to securities so rated ("BB Rated Securities"). Securities rated Ba by Moody's or BB by Standard & Poor's, Duff & Phelps or IBAC are classified in the highest category of non-investment grade securities. Such securities may be considered to be high-yield securities, carry a high degree of risk and are considered speculative by the major credit rating agencies. The Fund intends to avoid what it perceives to be the most speculative areas of the BB Rated Securities universe. See "Risk Factors and Suitability" for a description of the risks associated with investments in BB Rated Securities.

     It is anticipated that the average dollar-weighted rated credit quality of the securities in the Fund's portfolio will be Aa or AA according to Moody's, Standard & Poor's, Duff & Phelps or IBAC ratings, respectively, or comparable credit quality as determined by the Adviser. In the case of a security that is rated differently by the rating services, the higher rating is used in computing the Fund's average dollar-weighted credit quality and in connection with the Fund's policy regarding BB Rated Securities. In the event that the rating on a security held in the Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. In determining whether securities are of equivalent credit quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign, subnational and sovereign related debt of foreign countries, the Adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. Appendix A sets forth excerpts from the descriptions of ratings of corporate debt securities and sovereign, subnational and sovereign related debt of foreign countries.


     The Fund may establish and maintain cash balances for liquidity purposes. The Fund may also establish and maintain cash balances for temporary defensive purposes without limitation in the event of, or in anticipation of, a general decline in the market prices of the securities in which it invests. The Fund's cash balances may be invested in U.S. and non-dollar denominated high quality short-term money-market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     In pursuing the Fund's investment objective, the Adviser intends to emphasize intermediate-term economic fundamentals relating to various countries in the international economy, rather than evaluate day-to-day fluctuations in particular  currency  and bond  markets.  Credit  analysis of the issuers of the particular securities will also be less important than macroeconomic considerations. The Adviser will review the economic conditions and prospects relating to various countries in the international economy and evaluate the available yield differentials with a view toward maximizing total return.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.


     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.

Non-Diversified Company


     The Fund is a "non-diversified" investment company so that with respect to 50% of its assets it will be able to invest more than 5% of its assets in obligations of one or more issuers, while being limited with respect to the other half of its assets to investments not exceeding 5% of the Fund's total assets. (A "diversified" investment company would be required under the Investment Company Act of 1940, as amended (the "1940 Act"), to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. Government securities, and other securities limited per issuer to not more than 5% of the investment company's total assets.) In order to qualify as a regulated investment company under the Code, the Fund, among other things, may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. Government securities). In any event, the Fund does not intend to invest more than 5% of its assets in the securities of any one issuer unless such securities are issued or guaranteed by a national government or are deemed by the Adviser to be of comparable credit quality. The Fund does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government obligations. As a "non-diversified" investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified fund.


     The Fund will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Illiquid and Restricted Securities

     The Fund may not invest more than 15% of its net assets in illiquid investments and securities that are subject to restrictions on resale (i.e., private placements or "restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover

     Portfolio turnover is not expected to exceed 250% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The Fund's portfolio turnover rates are listed in the section captioned "Financial Highlights."

Short-Selling

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position.


     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

     The Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.


     The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's net assets.

     In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Forward Roll Transactions

     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash, or liquid, high-grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

When-Issued and "Delayed Delivery" Securities

     The Fund may commit up to 25% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis, but will only do so with the intention of actually acquiring the securities. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high-grade debt securities equal to the amount of the Fund's commitment will be segregated with the custodian for the Fund, to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

     Securities purchased on a "when-issued" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Repurchase Agreements


     The Fund may invest up to 25% of its net assets in repurchase agreements under normal circumstances. In no event will the Fund invest more than an aggregate of 15% of its assets in repurchase agreements that are not terminable within seven days. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.


Securities Loans

     In order to realize additional income, the Fund may lend a portion of the securities in its portfolio to broker-dealers and financial institutions, who from time to time may wish to borrow securities, generally to carry out transactions for which they have contracted. The market value of securities loaned by the Fund may not exceed 20% of the value of the Fund's total assets, with a 10% limit for any single borrower.

     In order to secure their obligations to return securities borrowed from the Fund, borrowers will deposit collateral equal to at least 100% of the market value of the borrowed securities, and the collateral will be "marked to market" daily. As is the case with any extension of credit, portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. The Adviser, under the supervision of the Fund's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes securities loans.

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; or (iii) lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.


                          RISK FACTORS AND SUITABILITY

     The Fund is not an appropriate investment for investors seeking complete stability of principal. The Fund is designed primarily for tax-exempt institutional investors such as pension or profit-sharing plans, foundations and endowments which seek to maximize total return and whose beneficiaries are in a position to benefit from the reinvestment of the quarterly income dividends and any capital gains distributions paid by the Fund on a tax-deferred basis. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Investing in foreign securities may involve a higher degree of risk than investing in domestic securities. Shares of the Fund should not be regarded as a complete investment program.

     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Foreign Securities


     Investing in securities of foreign companies and securities denominated in foreign currencies and utilizing foreign currency transactions involves certain risks of political, economic and legal conditions and developments not typically associated with investing in securities of U.S. companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the United States. Most foreign securities of the Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

Emerging Markets

     The Fund may invest in countries with emerging economies or securities markets ("Emerging Markets"). Investments in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).


                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed quarterly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and from short-term and long-term capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Fund by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. The Fund values short-term obligations with maturities of 60 days or less at original cost plus either accrued interest or amortized discount unless the Trustees determine that such methods do not approximate fair value. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Trust. Additional information concerning the Fund's valuation policies is contained in the Statement of Additional Information.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

                               EXCHANGE OF SHARES

     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

     Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

     In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Fund nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Fund and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account if the value of such shares has decreased to less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish International Management Company, L.P. (the "Adviser"), One Financial Center, Boston, MA 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in the Adviser, are Walter
M. Cabot, Sr., Chairman of the Board of the Adviser and a Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish. Richard S. Wood, a Vice President and Director of Standish and the President of the Trust, is the Executive Vice President of the Adviser. Standish and the Adviser provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, Standish or the Adviser serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds.

                                                Net Assets
   Fund                                      (March 31, 1996)
--------------------------------------------------------------------------------
   Standish Controlled Maturity Fund
   Standish Equity Portfolio
   Standish Fixed Income Portfolio
   Standish Fixed Income Fund II
   Standish Global Fixed Income Portfolio
   Standish Intermediate Tax Exempt Bond Fund
   Standish International Equity Fund
   Standish International Fixed Income Fund
   Standish Massachusetts Intermediate
     Tax Exempt Bond Fund
   Standish Securitized Fund
   Standish Short-Term Asset Reserve Fund
   Standish Small Capitalization Equity Portfolio
   Standish Small Cap Tax-Sensitive Equity Fund
   Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors.

As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Fund's portfolio manager is Richard S. Wood, who has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January, 1991. During the past five years, Mr. Wood has served as a Director and Vice President of Standish.

     Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name "Standish." For these services, the Fund pays a fee monthly at the annual rate of 0.40% of the Fund's average daily net asset value. The Adviser has voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.80% of the Fund's average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. The Adviser has also agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If the expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the year ended December 31, 1995, the Fund paid advisory fees to the Adviser at the annual rate of 0.40% of the Fund's average daily net assets.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and Standish in an equitable manner. For the fiscal year ended December 31, 1995, expenses borne by the Fund represented 0.51% of the Fund's average daily net assets.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. No portion of such dividends is expected to qualify for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, which will reduce the yield or return from those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases.

     The Fund may qualify to make an election to pass the qualifying foreign taxes it pays through to its shareholders, who would then include their share of such taxes in their gross incomes (in addition to the actual dividends and capital gain distributions received from the Fund) and might be entitled, subject to certain conditions and limitations under the Code, to a federal income tax credit or deduction for their share of such taxes. Tax-exempt shareholders generally will not benefit from this election. If the Fund makes this election, it will provide necessary information to its shareholders regarding any foreign taxes passed through to them. If the Fund does not make this election, it may deduct the foreign taxes it pays in computing the net income it must distribute to shareholders to satisfy the Code's distribution requirements.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.


     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or which represent at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.


     Inquiries concerning the Fund should be made by contacting the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02111, serves as the Fund's transfer agent and dividend disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL


     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser and Standish.

                              --------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A
    KEY TO MOODY'S RATINGS FOR CORPORATE BONDS AND SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. STANDARD & POOR'S RATINGS FOR CORPORATE BONDS

AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      STANDARD & POOR'S CHARACTERISTICS OF
                       SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA -Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

Key players in the global trade and financial system

        -Prosperous and resilient economies, high per capita incomes

        -Low fiscal deficits and government debt, low inflation

        -Low external debt

AA -Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

        -Tightly integrated into global trade and financial system

        -Differ from AAAs only to a small degree because:

        -Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

        -More variable fiscal deficits, government debt and inflation

        -Moderate to high external debt.

A -Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

        -Established trend of integration into global trade and financial system

        -Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but

        -Usually rapid growth in output and per capita incomes

        -Manageable through variable fiscal deficits, government debt and inflation

        -Usually low but variable debt.

BB -Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

        -Integration into global trade and financial system growing but untested

        -Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences

        -Variable to high fiscal deficits, government debt and inflation

        -Very high and variable debt, often graduates of Brady plan but track record not well established.

BBB -Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

        -Integration into global trade and financial system growing but untested

 .       -Economies less prosperous and often more vulnerable to adverse external influences

        -Variable to high fiscal deficits, government debt and inflation

        -High and variable external debt

BB -Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

        -Integration into global trade and financial system growing but untested

        -Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences

        -Variable to high fiscal deficits, government debt and inflation

        -Very high and variable debt, often graduates of Brady Plan but track record not well established.

   DESCRIPTION OF DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUERS

AAA -Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB -Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  IBAC LONG-TERM RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUES

AAA -Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA -Obligations for which there is a very low expectation of investment risk, Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A -Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB -Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB -Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. * * *

                                      * * *

     In the case of sovereign, subnational and sovereign related issuers, the Fund uses the rating service's foreign currency or domestic (local) currency rating depending upon how a security in the Fund's portfolio is denominated. In the case where the Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, the Fund will use the foreign currency rating for the issuer; in the case where the Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, the Fund will treat the security as being unrated.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                    STANDISH INTERNATIONAL FIXED INCOME FUND

                               Investment Adviser
                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996


                    STANDISH INTERNATIONAL FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus") of Standish International Fixed Income Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus which may be obtained without charge by writing or calling the Standish Fund Distributors, L.P., the Trust's principal underwriter (the "Principal Underwriter"), at the address and phone number set forth above.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS

Contents

Investment Objective and Policies.............................2
Investment Restrictions.......................................8
Calculation of Performance Data...............................9
Management...................................................10
Redemption of Shares.........................................15
Portfolio Transactions.......................................15
Determination of Net Asset Value.............................15
The Fund and Its Shares......................................15
Taxation.....................................................16
Additional Information.......................................18
Experts and Financial Statements.............................18
Financial Statement..........................................19

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes the investment objective of the Fund and summarizes the investment policies it will follow. The following discussion supplements the description of the Fund's investment policies in the Prospectus. See the Prospectus for a more complete description of the Fund's investment objective, policies and restrictions.

Money Market Instruments and Repurchase Agreements

     Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     Investments in commercial paper will be rated "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Rating Group ("S&P"), or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by Standish International Management Company, L.P. (the "Adviser") to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.


     A repurchase agreement is an agreement under which the Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. The Trustees will monitor the standards that the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund.


     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.


     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions


     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. To the extent that the Fund does not do so, the OTC options are subject to the Fund's restriction on illiquid securities. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.


     If the Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.


     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Fund may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net if the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


Currency Transactions

     The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.


     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions". Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.


     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is typically used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

     Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time. The Fund will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

     The Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts


     The Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery" Securities

     The Fund may commit up to 25% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser. Unless the Fund has entered into an offsetting agreement to sell the securities purchased on a "when-issued" or "forward commitment" basis, cash or liquid, high-grade debt obligations with a market value equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

Portfolio Turnover

     It is not the policy of the Fund to purchase or sell securities for trading purposes. However, the Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Code. The Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or relevant economic conditions.

                             INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental policies in addition to those described under "Investment Objective and Policies -- Investment Restrictions" in the Prospectus. The Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not: a. Make short sales of securities unless

(a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b.    Invest in companies for the purpose of exercising control or management.

c. Purchase the securities of other investment companies, provided that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities,
      (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or
      (b) as part of a merger, consolidation, or acquisition of assets.

d.    Purchase  or  write  options,   except  as  described   under   "Strategic
      Transactions."

e. Invest in interests in oil, gas or other exploration or development programs.

f. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than debt securities issued or guaranteed by U.S. or foreign national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities and securities fully collateralized by such securities.

g. Invest in securities of any company if any officer or director (trustee) of the Fund or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.

h. Invest more than an aggregate of 15% of the net assets of the Fund in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) in other illiquid securities, including nonnegotiable fixed time deposits.


     Purchases of securities of other investment companies permitted under restriction (c) above could cause the Fund to pay additional management and advisory fees and distribution fees.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction, except with respect to restriction (g) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     The average annual total return quotations for the Fund for the year ended December 31, 1995 and since inception (January 2, 1991 to December 31, 1995) are 18.13% and 10.55%, respectively. The Fund's average annualized yield for the 30 day period ended December 31, 1995 was 6.80%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.


     The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                        Yield = 2[((A - B + 1)/CD)^6 - 1]


     Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

     The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

     In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

     Quarter/Year                Net                 Gross
--------------------------------------------------------------------------------
     1Q91                       (2.90)%              (2.75)%
     2Q91                       (1.76)               (1.48)
     3Q91                        9.99                10.18
     4Q91                        9.69                 9.84
     1991                       15.07                15.95
     1Q92                       (2.43)                2.26
     2Q92                        9.45                 9.59
     3Q92                        4.30                 4.44
     4Q92                       (2.97)               (2.82)
     1992                        8.07                 8.71
     1Q93                        6.18                 6.31
     2Q93                        5.41                 5.54
     3Q93                        5.26                 5.40
     4Q93                        5.06                 5.18
     1993                       23.77                24.38
     1Q94                       (5.78)               (5.66)
     2Q94                       (4.48)               (4.35)
     3Q94                       (0.95)               (0.82)
     4Q94                        1.84                 1.97
     1994                       (9.22)               (8.74)
     1Q95                        2.59                 2.72
     2Q95                        4.71                 4.84
     3Q95                        4.01                 4.16
     4Q95                        5.74                 5.88
     1995                       18.13                18.75

     Performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the J.P. Morgan Non-U.S. Government Bond Index, which is generally considered to be representative of unmanaged government bonds in foreign markets, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee BondIndex, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.



                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       18



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       19



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       20



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       21



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Fund pays no compensation to the Trust's Trustees or officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Adviser.

     The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                                   Pension or Retirement                  Total Compensation
                                  Aggregate Compensation            Benefits Accrued as                      from Fund and
     Name of Trustee                   from the Fund              Part of Fund's Expenses               Other Funds in Complex*
-------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                        $0                              $0                                    $0
     Phyllis L. Cothran**                    0                               0                                     0
     Richard C. Doll***                      0                               0                                     0
     Samuel C. Fleming                    10,610                             0                                  46,000
     Benjamin M. Friedman                  9,590                             0                                  41,750
     John H. Hewitt                        9,590                             0                                  41,750
     Edward H. Ladd                          0                               0                                     0
     Caleb Loring, III                     9,590                             0                                  41,750
     Richard S. Wood                         0                               0                                     0

*As of the date of this Statement of Additional Information, there were 18 funds in the fund complex.
**Ms. Cothran resigned as a Trustee effective January 31, 1995.
***Mr. Doll resigned as a Trustee effective December 6, 1995.

Certain Shareholders

     At February 1, 1996, Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the
Fund:

                                               Percentage of
     Name and Addres                        Outstanding Shares
--------------------------------------------------------------------------------
     Bell Atlantic Master Trust Pension                8%
     Bell Atlantic Tower
     1717 Arch Street
     Philadelphia, PA 19103

     American Telephone & Telegraph Co.                10%
     Master Pension Trust
     c/o Citibank
     111 Wall Street
     New York, NY 10005

     Maryland State Retirement & Pension System        7%
     Room 701
     301 West Preston Street
     Baltimore, MD

Investment Adviser

     Standish International Management Company, L.P. (the "Adviser") serves as investment adviser to the Fund pursuant to a written investment advisory agreement with the Trust. The Adviser is a Delaware limited partnership organized in 1991 and is registered under the 1940 Act. The General Partner of the Adviser is Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The Limited Partners, who each hold a 0.01% interest in the Adviser, are Walter M. Cabot, Sr., Chairman of the Board of the Adviser and a Director of and a Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish. Richard S. Wood, a Vice President and Director of Standish and the President of the Trust, is the Executive Vice President of the Adviser. The Adviser succeeded Standish as the Fund`s investment adviser as of October 1, 1991.

     The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor,
D. Barr Clayson,  Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty,  Maria
D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.

     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. In addition to those services, the Adviser provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based on a percentage of the Fund's average net daily asset value computed as described in the Prospectus. This fee is paid monthly. The rate at which the fee is paid is described in the Prospectus.

     Pursuant to the investment advisory agreement, the Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports provided to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The investment advisory agreement provides that if the total annual operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed the permissible expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. The Adviser has voluntarily agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.80% of the Fund's average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. For the years ended December 31, 1993, 1994 and 1995 advisory fees payable to the Adviser totalled $2,820,789, $4,420,708, $3,916,500 respectively.

     Unless terminated as provided below, the investment advisory agreement continues in full force and effect for successive periods of one year, but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser, its affiliates and their employees.

Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.

     The Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

      The Fund intends to pay in cash for all shares redeemed but, under certain conditions, the Fund may make payment wholly or partly in portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. Many transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the United States) and are generally higher than in the United States. In selecting brokers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund. The investment advisory fee paid by the Fund under the investment advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is calculated each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York time). Currently, the New York Stock Exchange is not open weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and rounding to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.

     Money market instruments with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. This is accomplished by valuing the instrument at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market instrument with more than 60 days remaining to its maturity, it is valued at current market value until the 60th day prior to maturity, and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such 60-day period that amortized cost does not represent fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees.

                             THE FUND AND ITS SHARES

     The Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986 as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.

     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other investment series of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


                                    TAXATION

     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Internal Revenue Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $5,704,684 of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.

     If the Fund invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Limitations imposed by the Internal Revenue Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options and currency forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to forward roll transactions, interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its stock holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, it shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     Due to possible unfavorable consequences under present tax law, the Fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Fund may acquire "regular" interests in REMICs.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS


     The financial statements for the fiscal years ended December 31, 1994 and 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of Coopers & Lybrand L.L.P. as experts in accounting and auditing. The Fund's financial highlights for the fiscal year ended December 31, 1992 and for the period from January 2, 1991 (commencement of operations) through December 31, 1991 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996.

Prospectus dated May 1, 1996


                                   PROSPECTUS
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795


     Standish Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.

     The Fund is designed for Massachusetts investors in the upper income tax brackets who are seeking a higher level of Massachusetts and federally tax-free income than is normally provided by short-term investments, and more price stability than investments in long-term municipal bonds. The Fund's investment objective is to provide a high level of interest income exempt from Massachusetts and federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets in investment grade intermediate-term municipal securities. Municipal bonds in which the Fund invests will be rated, at the time of investment, within the four highest ratings by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, determined by Standish, Ayer & Wood, Inc. (the "Adviser"), the Fund's investment adviser, to be of comparable credit quality to the securities so rated. See "Investment Objective and Policies."

     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Expense Information...........................................2

Financial Highlights..........................................3

Risk Factors and Suitability .................................7

Calculation of Performance Data...............................8

Purchase of Shares............................................8

Dividends and Distributions...................................8

Exchange of Shares............................................9

Redemption of Shares..........................................9

Management...................................................10

Federal Income Taxes.........................................11

Massachusetts Income Taxes...................................12

The Fund and Its Shares......................................12

Custodian, Transfer Agent and Dividend Disbursing Agent......13

Independent Accountants......................................13

Legal Counsel................................................13

Appendix.....................................................14

Tax Certification Instructions...............................15

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees (after expense limitation)                            0.33%

12b-1 Fees                                                            None

Other Expenses                                                        0.32%

Total Fund Operating Expenses (after expense limitation)              0.65%

Example                                                              1 yr.           3 yrs.            5 yrs.           10 yrs.
-------                                                              -----           ------            ------           -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                               $7              $21               $36              $81


     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management -- Investment Adviser" and "Management -- Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon expenses for the fiscal year ended December 31, 1995, during which time the Adviser did not impose a portion of its fee.

     *The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding brokerage commissions, taxes, litigation, indemnification, and other extraordinary expenses) to 0.65% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time. In the absence of such agreement, the Management Fees and the Total Fund Operating Expenses would have been 0.40% and 0.72%, respectively, for the fiscal year ended December 31, 1995.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN OF GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993, 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide a high level of interest income exempt from Massachusetts and federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets in investment grade intermediate-term municipal securities. The Fund seeks to achieve its objective by investing in a non-diversified portfolio of municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes and is exempt from Massachusetts personal income tax ("Massachusetts Municipal Securities"). Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective of the Fund is a fundamental policy which may not be changed without shareholder approval.

     Although the Fund may invest in investment grade Massachusetts Municipal Securities, it intends to emphasize high quality intermediate-term Massachusetts Municipal Securities. The dollar-weighted average effective maturity of the Fund's portfolio will be in a range of three to ten years. However, the Fund may purchase individual securities with effective maturities which are outside of this range. Generally, a mutual fund with an average maturity longer than the Fund will tend to have a higher yield, but will exhibit greater share price volatility; a fund with a shorter maturity will have a lower yield but will offer more price stability. The Fund's emphasis on high quality securities is expected to limit its share price volatility. Because the Fund holds investment grade municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities.

     The Fund may invest, without percentage limitations, in municipal bonds rated at the time of purchase within one of the four highest municipal ratings by Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB) or Fitch (AAA, AA, A, BBB) or, if not rated, determined by the Adviser to be of comparable credit quality to the securities so rated. The Fund may invest in municipal notes rated MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by S&P or in municipal notes that are not rated, provided that, in the opinion of the Adviser, such notes are of comparable credit quality. In the case of a security that is rated differently by two or more rating services, the higher rating is used; provided, however, all securities purchased must also meet the credit standards of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make interest payments and repay principal than is the case with higher grade securities. Prior to acquiring unrated securities, the Adviser considers the terms of the offering and various other factors in order to initially determine whether the securities are consistent with the Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In the event the rating on a security held in the Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in a sale of the security. A description of the ratings is contained in the Appendix to this Prospectus.

     The Fund is a non-diversified investment company so that, as a fundamental investment policy, with respect to 50% of the Fund's total assets, the Fund may not invest more than 5% of the value of its total assets in securities of any one issuer or acquire more than 25% of the voting securities of an issuer. This limitation does not apply to investments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and does not apply to the other 50% of the Fund's total assets. In order to qualify as a "Regulated Investment Company" under the Internal Revenue Code, the Fund must, among other requirements, not invest more than 25% of its assets in the securities of a single issuer as of the close of each quarter of its taxable year. See "Federal and Massachusetts Income Taxes."

     Although it is authorized to do so, the Fund does not expect to invest more than 25% of its assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.


     As a fundamental policy, at least 80% of the Fund's net assets will normally be invested in Massachusetts Municipal Securities and, during normal market conditions, at least 65% of the Fund's net assets will be invested in municipal bonds. There may be certain occasions, however, during which more than 20% of the Fund's assets may be invested in other instruments. In unusual circumstances, as a temporary defensive measure, the Fund may invest in taxable, fixed income obligations and/or municipal securities other than Massachusetts Municipal Securities, when the Adviser believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value. In addition, the Fund may also invest up to 20% of its net assets in taxable, fixed income obligations and/or municipal securities other than Massachusetts Municipal Securities when there is a yield disparity between these other instruments and Massachusetts Municipal Securities on an after tax basis. These other investments will generally be of comparable credit quality and maturity to the Massachusetts Municipal Securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; municipal securities other than Massachusetts Municipal Securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be subject to federal and/or Massachusetts tax. See "Federal and Massachusetts Income Taxes."

     Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution
control  facilities  and  certain  local  facilities  for  water  supply,   gas,
electricity, or sewage and solid waste disposal. Some of these bonds may be "private activity bonds," the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. Such bonds are sometimes referred to as "AMT Bonds" and are treated as taxable obligations for the purposes of the Fund's policies. See "Federal and Massachusetts Income Taxes."

     Municipal bonds are issued in order to meet long-term capital needs and generally have maturities of more than one year when issued. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, and are considered the safest type of municipal bond. Revenue bonds are payable only from the revenues derived from a particular project or facility and are generally dependent solely on a specific revenue source. Industrial revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Assessment bonds, which are issued by a specially created district or project area which levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered to belong to either category. There are, of course, other variations in the safety of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The Fund is not limited with respect to the categories of municipal securities it may acquire.

     Municipal securities also include municipal notes, which are generally issued to satisfy short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in variable rate demand instruments, which are securities with long stated maturities, but demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par, which provides stability to the portfolio while earning market yields. For federal income tax purposes, the income earned from municipal securities may be entirely tax free, taxable or subject only to the federal alternative minimum tax.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.


When-Issued Securities and "Delayed Delivery" Securities

     The Fund may commit up to 40% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis, but will only do so with the intention of actually acquiring the securities. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities assets equal to the amount of the Fund's commitment will be segregated with the custodian for the Fund to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund. The Fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Fund.

Repurchase Agreements


     The Fund may invest up to 15% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Distributions by the Fund of any income from repurchase agreements will be taxable to investors.

Stand-By Commitments and Other Puts

     To facilitate liquidity, the Fund may enter into "stand-by commitments" permitting it to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost. Any such costs may, however, reduce yields.

Third Party Puts

     The Fund may also purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender or put its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the Fund will be that of holding a long-term bond. These third party puts will not be considered to shorten the Fund's maturity.

Investment Restrictions


     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer (in determining the issuer of a tax-exempt security, identification of the issuer will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security); (ii) issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; (iii) lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within seven days; or (iv) invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY


     The Fund is designed for investors in the upper income tax brackets who are seeking a higher level of Massachusetts and federally tax-free income than is normally provided by tax-free money market or other short-term investments and more price stability than investments in long-term municipal bonds. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Generally, a mutual fund with an average maturity longer than the Fund will tend to have a higher yield, but will exhibit greater share price volatility; a fund with a shorter maturity will have a lower yield but will offer more price stability. The Fund's emphasis on high quality securities is expected to limit its share price volatility.


     The classification of the Fund under the Investment Company Act of 1940 as a "non-diversified" investment company allows it to invest more than 5% of its assets in the securities of any issuer, subject to certain limitations under the Code. Because of the relatively small number of issues of Massachusetts obligations, the Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations. Therefore, the Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Massachusetts issuers. The Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Massachusetts Municipal Securities for the Fund to achieve its objective of providing income exempt from Massachusetts taxes.

     The market value of the Fund's investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term fixed-income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of tax-exempt securities and in the ability of an issuer to make payments of interest and repayments of principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from those securities but will affect the Fund's net asset value.

Certain Risk Considerations Relating to Massachusetts

     The Fund is non-diversified and invests primarily in securities issued by The Commonwealth of Massachusetts, its political subdivisions, including cities and towns, and its public authorities. Therefore, the economic and financial condition of the Commonwealth and its authorities and municipalities will have a significant impact on the Fund's net asset value, yield and investment performance. The availability of federal funds may affect the economic and financial condition of the Commonwealth.

     In the late 1980s, The Commonwealth of Massachusetts began to suffer a period of economic decline. Key sections of the economy, such as real estate, construction, banking and financial services, high technology and defense related industries either contracted or grew at very slow rates. Consequently, personal income growth slowed and employment declined. By 1990, the Commonwealth's unemployment rate significantly exceeded the national average. In turn, these economic factors contributed to considerable financial problems for the Commonwealth. Over the period 1987-1990, tax revenues failed to meet budgeted forecasts and spending in several major expenditure categories grew at relatively high rates. Sizeable operating deficits occurred in each of these years, and the Commonwealth at times covered the deficits by borrowing funds in the capital markets. During 1989-1990, Moody's and S&P downgraded their credit ratings on Massachusetts' bonds from Aa and AA+ to Baa and BBB, respectively.

     In fiscal year 1991, a combination of tax rate increases and tightened expenditure controls helped to stabilize the Commonwealth's financial condition. State government closed the year with a modest operating loss. Fiscal year 1992 financial reports showed a small surplus. In response to the improvement in financial operations, Moody's and S&P upgraded the Commonwealth's general obligation bonds to A and A, respectively. During the two most recent fiscal years, 1994 and 1995, economic conditions have generally stabilized, although some sectors remain weak. Financial operations also appear to have stabilized. Currently, the rating assigned to the Commonwealth's general obligation bonds by Moody's is A1 and the comparable rating assigned by S&P is A+. Fitch's current rating for the Commonwealth's general obligation bonds is A+. However, the Commonwealth's debt ratios are high relative to other states, and state government has amassed a large unfunded pension liability. Over the course of time, downturns in economic and financial conditions are likely to recur.


     The financial position of the Commonwealth may have an impact on other issuers of tax-exempt obligations who receive support from the Commonwealth including municipalities and various public agencies. The Commonwealth may also choose to implement regulations which could affect the financial condition of issuers of tax-exempt securities. For example, changes to laws which regulate rate setting procedures for health care providers in Massachusetts which were enacted in 1992 may prove detrimental to some hospitals.

     Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and town to raise property tax revenues, virtually the only local-source revenue available, and this may lead to adverse consequences on the financial condition of some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. It limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year.

     Limitations on Commonwealth tax revenues have been established both by legislation enacted in 1986 and by public approval of an initiative petition in 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, which took effect on December 4, 1986, contains no exclusion for debt service on municipal obligations of the Commonwealth. Commonwealth tax revenues in fiscal years subsequent to passage of the initiative were lower than the limit set by either the initiative petition or the legislative enactment. The Executive Office for Administration and Finance of the Commonwealth has estimated that Commonwealth tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal year 1995.

     Massachusetts Municipal Securities also include obligations of the governments of Puerto Rico, the Virgin Islands and Guam to the extent that interest on these obligations is exempt from Massachusetts state personal income tax. The Fund will not invest more than 10% of its net assets in the obligations of each of the Virgin Islands and Guam, but may invest without limitation in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from 1984 thorough 1989, the rate of this expansion slowed in 1990 and remains weak. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted rate of unemployment for February 1995 was approximately 12.3%.

                         CALCULATION OF PERFORMANCE DATA


     From time to time the Fund may advertise its yield, tax equivalent yield and total return, all of which are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10-year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.


     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests primarily in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated below) by one, minus a stated income tax rate that reflects combined federal and Massachusetts income tax rates (assuming full deductibility of Massachusetts income taxes on the investor's Federal income tax return and adding the product to the taxable portion (if any) of the Fund's yield.

                         TAXABLE EQUIVALENT YIELD TABLE

Combined
Federal
and MA                 Taxable Equivalent Rates Based on
Marginal                     Tax-Exempt Yield of:
Tax Rate*    4%      5%      6%      7%      8%        9%      10%
--------------------------------------------------------------------------------
39.28%      6.59%   8.23%   9.88%   11.53%  13.18%   14.82%   16.47%
43.68%      7.10%   8.88%  10.65%   12.43%  14.20%   15.98%   17.76%
46.85%      7.53%   9.41%  11.29%   13.17%  15.05%   16.93%   18.81%
*Assuming a Massachusetts tax rate of 12% and federal tax rates of 31%, 36% and 39.6%, respectively.

     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared daily and distributed monthly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Municipal securities are valued by the Adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations made by the Adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above (which also include the use of yield equivalents or matrix pricing). Taxable securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded; taxable securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than 60 days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such 60-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

                               EXCHANGE OF SHARES

     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

 Written Exchanges

     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

     Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

 Written Redemption

     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

     In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Fund nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Fund and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $10,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $10,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:

                                                Net Assets
     Funds                                   (March 31, 1996)
--------------------------------------------------------------------------------
     Standish Controlled Maturity Fund
     Standish Equity Portfolio
     Standish Fixed Income Portfolio
     Standish Fixed Income Fund II
     Standish Global Fixed Income Portfolio
     Standish Intermediate Tax Exempt Bond Fund
     Standish International Equity Fund
     Standish International Fixed Income Fund
     Standish Massachusetts Intermediate
       Tax Exempt Bond Fund
     Standish Securitized Fund
     Standish Short-Term Asset Reserve Fund
     Standish Small Capitalization Equity Portfolio
     Standish Small Cap Tax-Sensitive Equity Fund
     Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Fund's portfolio managers are Maria D. Furman and Raymond J. Kubiak, who have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in November, 1992. During the past five years, Ms. Furman has served as a Director and Vice President of the Adviser and Mr. Kubiak has been a Vice President of the Adviser.

     Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name "Standish." For these services, the Fund pays a fee monthly at the annual rate of 0.40% of average daily net assets. The Adviser has voluntarily agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. The Adviser has also agreed to limit the

Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If the expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the fiscal year ended December 31, 1995, the advisory fees paid to the Adviser totalled $124,213, which represented .40% of the Fund's average daily net assets. During this period the Adviser voluntarily agreed not to impose $21,818 of its fee.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Principal Underwriter bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the year ended December 31, 1995, expenses borne by the Fund amounted to $223,173 which represented 0.65% of the Fund's average daily net assets after an expense reduction of $21,818.

Portfolio Transactions

     It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded on a "net" basis in principal transactions without the addition or deduction of brokerage commissions or transfer taxes. Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.


                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be treated by taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     The Fund intends to satisfy applicable requirements of the Code so that its distributions to shareholders of the tax-exempt interest it earns will qualify as "exempt-interest dividends," which shareholders are entitled to treat as tax-exempt interest. Any portion of an exempt-interest dividend that is attributable to the interest the Fund receives on certain tax-exempt obligations that are "private activity bonds" and, for corporate shareholders, the entire exempt-interest dividend, may increase a shareholder's liability, if any, for alternative minimum tax.

     Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Fund. Shares of the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax advisor if you think this may apply to you.

     Shareholders which are taxable entities or persons will be subject to federal income tax on capital gain distributions from the Fund and on any other dividends they receive from the Fund that are not exempt-interest dividends. Dividends paid by the Fund from any taxable net investment income, such as interest income from taxable debt obligations, accrued market discount recognized by the Fund, or repurchase agreements, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. None of the Fund's exempt-interest dividends, taxable income dividends or capital gain distributions will qualify for the corporate dividends received deduction. Except as described below under "Massachusetts Income Taxes," dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules disallow any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received exempt-interest dividends with respect to such shares, and recharacterize as long-term any such losses that are not disallowed to the extent of any capital gain distributions received with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary taxable dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

                           MASSACHUSETTS INCOME TAXES

     To the extent that the Fund's exempt-interest dividends are derived from interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will also be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income (if any), federally tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Capital gain distributions are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a capital gain distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. These bonds are relatively few in number. Dividends from net investment income (including exempt-interest dividends) and from net long-term and short-term capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.

     After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal and Massachusetts tax status of distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable by the Trust. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     At December 31, 1995, more than 25% of the then outstanding shares of the Fund were held by BDG & Co., c/o Bingham, Dana & Gould Trust Department, 150 Federal Street, Boston, MA, which was deemed to control the Fund.

     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.


     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting at the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.


                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.


                                 LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A

                         MOODY'S MUNICIPAL BOND RATINGS

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                         MOODY'S MUNICIPAL NOTE RATINGS

MIG-1 -Notes which are rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or by established and broad based access to the market for refinancing, or both.

MIG-2 -Bonds which are rated MIG-2 are of high quality, with margins of protection ample, although not as large as in the MIG-1 group.

                         S & P'S MUNICIPAL BOND RATINGS

AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                         S & P'S MUNICIPAL NOTE RATINGS

SP-1 -Notes rated SP-1 indicate a very strong capacity to pay principal and interest. A "plus" is added for those issues determined to possess overwhelming safety characteristics.

SP-2 -Notes rated SP-2 indicate a satisfactory capacity to pay principal and interest.

                         FITCH'S MUNICIPAL BOND RATINGS

AAA -Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."

A -Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -Bonds rated BBB are considered to be investment grade and satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110


                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996


            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus a copy of which may be obtained without charge by writing or calling Standish Fund Distributors, L.P., the Trust's principal underwriter (the "Principal Underwriter") at the address and phone number set forth above.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Contents

Investment Objective and Policies ............................2
Investment Restrictions......................................12
Calculation of Performance Data..............................14
Management...................................................15
Redemption of Shares.........................................20
Portfolio Transactions.......................................20
Determination of Net Asset Value.............................21
Federal and Massachusetts Income Taxes.......................21
The Fund and Its Shares......................................23
Additional Information.......................................24
Experts and Financial Statements.............................24
Financial Statements.........................................25

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes the investment objective of the Fund and summarizes the investment policies it will follow. The following discussion supplements the description of the Fund's investment policies in the Prospectus. See the Prospectus for a more complete description of the Fund's investment objective, policies and restrictions.

     The Fund will maintain an effective portfolio maturity of between three and ten years. This means that the dollar weighted average duration of the Fund's portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. In computing the duration of its portfolio, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that the effective portfolio maturity will not exceed ten years, the Fund may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. For purposes of the Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of Standish, Ayer & Wood, Inc. (the "Adviser"), the Fund's investment adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

     Because the Fund holds investment grade municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the Fund's quality standards are designed to minimize the credit risk of investing in the Fund, that risk cannot be entirely eliminated.

Municipal Notes

     Municipal notes are generally issued to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes in which the Fund may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds

     Municipal bonds are issued to meet longer term capital needs and generally have maturities of more than one year when issued. The two principal classifications of municipal bonds are: "General Obligation" Bonds and "Revenue" Bonds.

     Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

     Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities

     There is a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

Variable Rate Demand Instruments

     The Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Adviser will select the variable rate demand instruments that the Fund will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets the Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the Fund.

     The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

     The maturity of the variable rate demand instruments held by the Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

                                     * * * *

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for many municipal securities which were not publicly offered initially.

     Securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable contained in the Fund's investment restrictions. The Adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

Money Market Instruments and Repurchase Agreements

     The money market instruments in which the Fund may invest include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.


     Investments in commercial paper will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, Inc. ("Duff & Phelps"), which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

     A repurchase agreement is an agreement under which the Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund.


     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions


     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


Risks of Strategic Transactions


     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Fund does not do so, the OTC options are subject to the Fund's restriction on illiquid securities.) The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.

     If the Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, municipal notes and bonds and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Fund exposes the Fund also during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, municipal notes and bonds and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.


     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Fund may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Fund's net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes will not exceed 3% of the Fund's net assets at any one time. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and
availability   of   information   and  is   ultimately   responsible   for  such
determinations.

     The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

     The Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts

     The Fund will not use  leverage in  Strategic  Transactions.  The Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery" Securities

     The Fund may commit up to 40% of its net assets to purchase securities on a "when-issued" and "delayed delivery" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser.

     Unless the Fund has entered into an offsetting agreement to sell the securities purchased on a "when-issued" or "delayed delivery basis", cash or liquid, high-grade debt obligations with a market value at least equal to the amount of the Fund's commitment will be segregated with the custodian bank for the Fund. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

     The Fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Fund.

Special Considerations Relating to Massachusetts Municipal Securities

     The financial condition of the Commonwealth of Massachusetts (the "Commonwealth"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of Massachusetts, and is based on information obtained from the Commonwealth, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the Commonwealth, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the Commonwealth.

Economic Factors Summary.

     Annual budgeted revenues increased by approximately 0.7% in fiscal 1992 and 7.1% in fiscal 1993. Annual budgeted revenues increased from fiscal 1993 to fiscal 1994 by approximately 5.7% and by approximately 5.4% in fiscal 1995.
Annual  budgeted  revenues  are  projected  to increase by 4.5% in fiscal  1996.
Annual budgeted expenditures decreased from fiscal 1991 to fiscal 1992 by approximately 1.7%, increased by approximately 9.5% in fiscal 1993, increased by approximately 5.6% in fiscal 1994 and increased by approximately 4.7% in fiscal 1995. Annual budgeted expenditures are estimated to increase by approximately 4.5% in fiscal 1996. Ending fund balances in the budgeted operating funds for fiscal 1990 were negative $1.104 billion. For fiscal 1991, these funds attained positive ending balances of $237.1 million, of which $59.2 million was reserved in the Commonwealth's Stabilization Fund pursuant to state finance law. Fiscal 1992 ended with positive fund balances of $549.4 million, including $230.4 million in the Stabilization Fund. Fiscal 1993 ended with positive fund balances of $562.5 million, including $309.5 million in the Stabilization Fund. Fiscal 1994 ended with fund balances of $589.3 million, including $382.9 million in the Stabilization Fund. Fiscal 1995 ended with fund balances of $721.9 million, including $425.4 in the Stabilization Fund. Fiscal 1996 is estimated to end with fund balances of approximately $549.4 million, including $446.4 million in the Stabilization Fund. This would be a 23.5% decrease from fiscal 1995.

1992 Fiscal Year.

     Fiscal 1992 ended with an excess of revenues over expenditure of $312.3 million and a positive fund balance of $549.4 million, including $230.4 million in the Stabilization Fund. Budgeted revenues increased approximately 7% from fiscal 1991. Budgeted expenditures were 1.7% lower than fiscal 1991 budgeted expenditures, or $13.42 billion. Spending for certain human services was higher than initially estimated, including an increase of $268.7 million for the Medicaid program and $50 million for mental retardation requirements. Fiscal 1992 budgeted expenditures for Medicaid were $2.818 billion, or 1.9% higher than fiscal 1991. This increase compared favorably with the 19% average annual growth rate of Medicaid expenditures for fiscal years 1988 through 1991.

     Appropriations for the General Relief and the Group Health Insurance programs were among the appropriations reduced by the Governor prior to signing the fiscal 1992 budget. The Legislature overrode the Governor's $376 million reduction of the Group Health Insurance appropriation, which would have increased the state employee and retiree share of health insurance costs from 10% to 25%. The General Relief program was abolished and replaced by Emergency Aid to the Elderly, Disabled and Children, which is estimated to have reduced expenditures in fiscal 1992 by $55.1 million, or $29.1% from the prior year.

     After payment in full of the quarterly Local Aid distribution of $514 million, retirement of the Commonwealth's outstanding commercial paper, and certain other short-term borrowings, the Commonwealth reported a year-end cash position of approximately $731 million.

1993 Fiscal Year.

     The Commonwealth ended fiscal 1993 with a surplus of revenues over expenditures of $13.1 million and aggregate ending operating fund balance of approximately $526.5 million. Budgeted revenues and other sources increased 4.7% over fiscal 1992 and totaled approximately $14.710 billion, representing a 9.5% increase over the prior fiscal year.

     After payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $662.2 million, as compared to a projected $485.1 million.

1994 Fiscal Year.

     The Commonwealth is in the process of closing its fiscal 1994 financial records. Financial information for fiscal year 1994 is unaudited.

     The Department of Revenue's preliminary figures indicate fiscal 1994 tax revenue collections were $10.606 billion, $88 million below the Department of Revenue's fiscal year 1994 tax revenue estimate of $10.694 billion. Fiscal 1994 tax revenue collections were $676 million above fiscal 1993 tax revenues of $9.930 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1994 were estimated by the Executive Office for Administration and Finance to have been approximately $15.551 billion. Budgeted expenditures and other uses of funds in fiscal 1994 were approximately $15.533 billion.

     As of June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

     In June,  1993, the  Legislature  adopted and the Governor  signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994; The Executive Office for Administration and Finance expects the annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion to be approximately $396 million in fiscal 1995, $632 million in fiscal 1996 and $875 million in fiscal 1997. Additional annual increases are also expected in later fiscal years. The fiscal 1995 budget as signed by the Governor includes $396 million in appropriations to satisfy this legislation.

1995 Fiscal Year.

     The Commonwealth has closed its fiscal 1995 financial records and published its audited financial information. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million , or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

     Budgeted revenues and other sources to be collected in fiscal 1996 are estimated by the Executive Office for Administration and Finance to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which is approximately $490 million, or 4.3% higher than fiscal 1995 tax revenues.

     In connection with his proposal to reorganize state government, the Governor also announced on November 1, 1995 that he would propose to reduce the personal income tax rate on earned income from 5.95% to 5.45%. Legislation to effectuate such tax reduction is expected to be filed by the Governor in January, 1996 in conjunction with the filing of his budget recommendations for fiscal 1997. The cost to the Commonwealth of the proposed tax reduction has been estimated to be approximately $500 million per year.

1996 Fiscal Year.

     The fiscal 1996 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The budget was enacted by the Legislature on June 12, 1995 and signed by the Governor on June 21, 1995. Fiscal 1996 appropriations in the Annual Appropriations Act total approximately $16.847 billion, including approximately $25 million in gubernatorial vetoes overridden by the legislature. In the final supplemental budget for fiscal 1995, approved on August 24, 1995, another $71.1 million of appropriations were continued for use in fiscal 1996. The Executive Office for Administration and Finance projects that fiscal 1996 spending will total approximately $16.998 billion, a $739 million, or 4.5%, increase over fiscal 1995 spending. The largest single spending increase in the fiscal 1996 budget is approximately $232 million to continue funding the comprehensive education reform legislation enacted in 1993.

     Budgeted revenues and other sources to be collected in fiscal 1996 are estimated by the Executive Office for Administration and Finance to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which is approximately $490 million, or 4.3%, higher than fiscal 1995 tax revenues. The tax revenue projection is based upon the consensus estimate of approximately $11.639 billion, adjusted for certain revenue maximization initiatives included in the fiscal 1996 budget totaling $16 million and tax reductions of approximately $2 million resulting from enactment of bank tax reform legislation in July, 1995. Through September, 1995, tax revenue collections have totalled approximately $2.805 billion, approximately $169.8 million, or 6.5%, greater than tax revenue collections for the same period in fiscal 1995.

     Fiscal 1996 non-tax revenues are projected to total approximately $5.173 billion, approximately $55 million, or 1.1%, less than fiscal 1995 non-tax revenues of approximately $5.228 billion. Federal reimbursements are projected to increase by approximately $22 million, or 0.7%, from approximately $2.960 billion in fiscal 1995 to approximately $2.982 billion in fiscal 1996, primarily as a result of increased reimbursements for Medicaid spending, offset by a reduction in reimbursements received in fiscal 1995 for one-time Medicaid expenses incurred in fiscal 1994 and fiscal 1995.

     Fiscal 1996 departmental revenues are projected to decline by approximately $112 million, or 8.3%, from approximately $1,353 billion in fiscal 1995 to approximately $1.241 billion in fiscal 1996. Major changes in projected non-tax revenues for fiscal 1996 include a decline in motor vehicle license and registration fees of approximately $52 million, due mainly to alternate-year licensing patterns and the delayed impact of the 1991 change to a five-year driver's license renewal period, a reduction of approximately $17 million in abandoned property revenues (due to a one-time increase in abandoned property collections in fiscal 1995 resulting from a change in the Commonwealth's abandoned property laws) and a decrease of approximately $45 million due to non-recurring revenues received in fiscal 1995 from hospitals and nursing homes as part of Medicaid final rate settlements and other reimbursements by municipal hospitals to the state. These and a number of other smaller reductions are partially offset by projected increases in departmental revenues of approximately $20 million due to revenue maximization initiatives included in the fiscal 1996 budget.

Cash Flow

     As of June 30, 1995, the Commonwealth showed a cash position of approximately $372.5 million, based on preliminary unaudited figures, not including the Stabilization Fund. This compares to a projected position of $353.0 million. The fiscal 1995 year-end cash position reflects approximately $102.9 million in advance payments for fiscal 1996 expenses and approximately $239.0 million in capital expenditures for which the Commonwealth had not yet issued bonds or notes to reimburse itself.

     The State Treasurer's current cash flow projection for fiscal 1996 contains monthly forecasts through the end of the fiscal year and projects a year-end cash position of approximately $388.4 million. This projection is based upon the budget enacted by the Legislature for fiscal 1996 and incudes a $145 million contingency reserve. The projection assumes that $115 million in advance payments for fiscal 1997 expenses will be made prior to June 30, 1996.

     The current cash flow projection anticipates no need for the Commonwealth to borrow for operating needs under its commercial paper program during fiscal 1996. The Commonwealth currently has outstanding $190 million of commercial paper issued as bond anticipation notes, which are expected to be retired with the proceeds of bonds issued during fiscal 1996. The Sate Treasurer may issue additional bond anticipation notes periodically during fiscal 1996 depending on the timing of future bond sales.

     The year-end cash position projected for fiscal 1996 is likely to differ from the estimated ending balance for the Commonwealth's budgeted operating funds for fiscal 1996 due to timing differences and the effect of certain non-budget items.

Revenues

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 1994, approximately 68.2% of the Commonwealth's annual revenues were derived from state taxes. In addition, the federal government provided approximately 18.7% of annual revenues, with the remaining 13.1% provided from departmental revenues and transfers from non-budgeted funds.

     The major components of state taxes are the income tax, which accounts for 55% of total projected tax revenues in fiscal 1995, the sales and use tax, which accounted for 22%, and the business corporations tax, which accounted for approximately 8%. Other tax and excise sources account for the remaining 15% of total fiscal 1995 tax revenues.

Income Tax

     The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95% is applied to income from employment, professions, trades, businesses, partnerships, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks; and a rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt), dividends; and a rate ranging from 12% on capital gains from the sale of assets held for one year and less to 0% on capital gains from the sale of certain assets held more than six years.

     It should be noted that the Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work in the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference.

     Under Chapter 151 of the Acts of 1990 up to 15% of state income tax revenue is pledged to the payment of debt service on approximately $1.045 billion of outstanding Fiscal Recovery Bonds issued pursuant to Chapter 151.

     Partially as a result of income tax rate increases, state income tax revenues increased from fiscal 1990 to $.,045 billion (excluding $298.3 million collected pursuant to certain 1989 tax legislation) in fiscal 1991. These figures represent an increase of approximately 13.0%. State income tax revenues in fiscal 1992 were $5.337 billion, which represents an increase.

Limitations on Tax Revenues

     In Massachusetts efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

     Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental. units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

     The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenue to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

     Tax revenues in fiscal 1991 through fiscal 1995 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1996 will not reach the limit imposed by either of these statutes.

Commonwealth Programs and Services

     Fiscal 1992 budgeted expenditures were $13.420 billion, representing a decline of 1.7% from the level of budgeted expenditures in fiscal 1991. Fiscal 1993 budgeted expenditures were $14.696 billion, an increase of 9.6% from fiscal 1992. Fiscal 1994 budgeted expenditures were $15.533 billion, an increase of 5.7% from fiscal 1993. Fiscal 1995 budgeted expenditures were $16.259 billion, an increase of 4.7% from 1994. The Governor's proposed fiscal 1996 budget recommends budgeted expenditures of $16.259 billion, an increase of 4.5% over fiscal 1995 expenditures.

Local Aid

     In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2, is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (1) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital project to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 1993, the aggregate property tax levy grew from $3.347 billion to $5.249 billion, representing an increase of approximately 56.8%. By contrast according to federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 80%.

Commonwealth Financial Support for Local Governments

     During the 1980's, the Commonwealth increased payments to its cities, towns and regional school districts ("Local Aid) to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1996, approximately 19.1% of the Commonwealth's budget is estimated to be allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance.

     Direct Local Aid decreased from $2.608 billion in fiscal 1991 to $2.359 billion in fiscal 1992, increased to $2.547 billion in fiscal 1993, and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid will be $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct Local Aid will be $3.242 billion, which is an increase of approximately 8.9% above the fiscal 1995 level.

Debt Service

     During the 1980's, state financed capital expenditures grew substantially. Capital spending by the Commonwealth in the Capital Projects Funds rose from approximately $600.0 million in fiscal 1987 to $971.0 million in fiscal 1989. In November 1988, the Executive Office for Administration and Finance established an administrative limit on state financed capital spending in the Capital Projects Funds of $925.0 million per fiscal year. Capital expenditures were $847.0 million, $694.1 million, $575.9 million, $760.9 million and $902.2 million in fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995, respectively. Capital expenditures are projected to be approximately $894.0 million in fiscal 1996.

     The growth of capital expenditures during the 1980s accounts for the significant rise in annual debt service expenditures since fiscal 1989. Payments for debt service on Commonwealth general obligation bonds and notes increased at an average annual rate of approximately 22.2%, from $770.9 million in fiscal 1990 to $942.3 million in fiscal 1991. Debt service payments in fiscal 1992 were $898.3 million, representing a 47% decrease from fiscal 1991, which resulted from a $261.0 million one-time reduction achieved through the issuance of refunding bonds in September and October 1991. Debt service expenditures for fiscal 1993, fiscal 1994 and fiscal 1995 were $1.14 billion, $1.155 billion and $1.230 billion, respectively, and are projected to be $1.196 billion for fiscal 1996. The amounts noted represent debt service payments on Commonwealth debt (including the Fiscal Recovery Bonds and the Special Obligation Bonds) but do not include debt service on notes issued to finance certain Medicaid related liabilities, which were paid in full from non-budgeted Funds. Also excluded are debt service contract assistance payments to the MBTA ($205.9 million projected in fiscal 1996), the Massachusetts Convention Center Authority ($24.6 million projected in fiscal 1996), the Massachusetts Government Land Bank ($6.0 million projected in fiscal 1996), the Massachusetts Water Pollution Abatement Trust ($16.6 million projected in fiscal 1996) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($174.9 million projected in fiscal 1996).

     In January 1990, legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law, as amended, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds) of the Commonwealth. This law may be amended or repealed by the Legislature or may be superseded in the General Appropriation Act for any year.

     It should be noted that the Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work in the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference.

Ratings

     In September, 1992, Standard & Poor's raised its ratings on the Commonwealth's general obligation debt and related guaranteed bonds from "BBB" to "A." Moody's also revised its rating from "Baa" to "A" and Fitch Investor's maintained its "A" rating with a stable trend. In October, 1993, Standard & Poor's and Fitch Investors raised Massachusetts' general obligation rating from "A" to "A+." Moody's currently rates the Commonwealth's general obligation debt to A1. No assurance can be given that the rating agencies will not further adjust their ratings or their outlooks. A ratings change would probably affect the value of the Commonwealth's general obligations as well as those of other entities which rely on the Commonwealth for partial or full funding.

Portfolio Turnover

     It is not the policy of the Fund to purchase or sell securities for trading purposes. However, in order to take advantage of market opportunities to achieve a higher total return than would be available from an unmanaged portfolio of securities, the Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Code. The Fund may, therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental policies in addition to those described under "Investment Objective and Policies--Investment Restrictions" in the Prospectus. The Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:


1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer (in determining the issuer of a tax-exempt security, identification of the issuer will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security).

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within seven days.

4. Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts.


     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a.    Make short sales of securities.

b.    Invest in companies for the purpose of exercising control or management.

c. Purchase securities of any other investment company except as part of a merger, consolidation or acquisition of assets.

d.    Purchase  or  write  options,   except  as  described   under   "Strategic
      Transactions."

e. Invest in interests in oil, gas or other exploration or development programs.

f. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, municipal securities which are rated by at least one nationally recognized municipal bond rating service, and securities fully collateralized by such securities.

g. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

h. Enter into repurchase agreements with respect to more than 15% of the value of its net assets.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction, except with respect to restriction (g) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

     The Fund does not expect to own more than 25% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the Fund may own except as described in the Prospectus under "Investment Objectives and Policies." Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

     Although it is allowed to do so, the Fund does not expect to invest in securities (other than securities of the U.S. Government, its agencies and instrumentalities and municipal securities) if more than 25% of its total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users constitute an "industry." Thus, the Fund does not expect that more than 25% of the Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the Fund may invest more than 25% of its assets in a broader sector of the market for municipal securities.

     Determining the issuer of a tax-exempt security, will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. Massachusetts Municipal Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users. Any Massachusetts Municipal Security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, the Fund may, from time to time, advertise certain yield, tax equivalent yield and total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, the yield is determined according to the following formula:

                        Yield = 2[((A - B + 1)/CD)^6 - 1]

     Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

     Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax exempt yield at a given tax rate based on a specified 30-day (or one month) period, assuming semi-annual compounding of income. The taxable equivalent yield for the Fund is based upon the Fund's current tax-exempt yield and an investor's marginal tax rate. The formula is:

     Portfolio's Tax-Free Yield
     --------------------------    =Taxable Equivalent Yield
     100% - Marginal Tax Rate


     The average annual total return quotation for the Fund since inception (November 2, 1992 to December 31, 1995) and for the year ended December 31, 1995, respectively, were 6.54% and 12.64%, respectively, and the average annualized yield and the tax equivalent yield for the thirty day period ended December 31, 1995 were 4.38% and 8.24%, respectively, assuming a combined federal and Massachusetts tax rate of 46.85%.


     The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents that rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

     In addition to average annual return, yield and tax equivalent yield quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:


     Quarter/Year               Net                Gross
--------------------------------------------------------------------------------
     1992                      2.27%               2.43%
     1Q93                      2.88                3.04
     2Q93                      2.72                2.88
     3Q93                      2.74                2.90
     4Q93                      1.55                1.71
     1993                     10.24               10.95
     1Q94                     (4.20)              (4.04)
     2Q94                      1.02                1.18
     3Q94                      0.50                0.67
     4Q94                     (1.12)              (0.96)
     1994                     (3.84)              (3.20)
     1Q95                      4.86                5.02
     2Q95                      2.01                2.18
     3Q95                      2.69                2.87
     4Q95                      2.54                2.70
     1995                     12.64               13.38

     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to various indices (or particular components thereof), which are generally considered to be representative of the performance of municipal securities such as the Lehman Muni 3-5-7-10 Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.



                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       28



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       29



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       30



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       31



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Fund pays no compensation to the Trust's Trustees affiliated with the Adviser or to the Trust's officers. None of the Trust's Trustees or officers engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Adviser during the fiscal year ended December 31, 1995.

     The following table sets forth all compensation paid to the Trust's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                                      Pension or Retirement                Total Compensation
                                Aggregate Compensation                 Benefits Accrued as                   from Fund and
     Name of Trustee                 from the Fund                   Part of Fund's Expenses            Other Funds in Complex*
-----------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                      $0                                  $0                                    $0
     Phyllis L. Cothran**                  0                                   0                                     0
     Richard C. Doll***                    0                                   0                                     0
     Samuel C. Fleming                   380                                   0                                46,000
     Benjamin M. Friedman                345                                   0                                41,750
     John H. Hewitt                      345                                   0                                41,750
     Edward H. Ladd                        0                                   0                                     0
     Caleb Loring, III                   345                                   0                                41,750
     Richard S. Wood                       0                                   0                                     0

*As of the date of this Statement of Additional Information, there were 18 funds in the fund complex.
**Ms. Cothran resigned as a Trustee effective January 31, 1995.
***Mr. Doll resigned as a Trustee effective December 6, 1995.

Certain Shareholders

     At February 1, 1996, Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the
Fund:

                                               Percentage of
     Name and Address                       Outstanding Shares
--------------------------------------------------------------------------------
     BDG & Co.                                      48%
     Bingham Dana & Gould
     Trust Department
     150 Federal Street
     Boston, MA 02110

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser") serves as investment adviser to the Fund pursuant to a written investment advisory agreement with the Trust. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.

     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. In addition to those services, the Adviser provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Fund's average daily net asset value computed as described in the Prospectus. This fee is paid monthly. The rate and time at which the fee is paid is described in the Prospectus. For the fiscal years ended December 31, 1993, 1994 and 1995, the Adviser agreed not to impose $54,041, $39,874 and $21,818 of its fees of $70,908, $18,562 and $124,213, respectively.

     Pursuant to the investment advisory agreement, the Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses. The advisory agreement provides that if the total expenses of the Fund in any fiscal year (excluding brokerage commissions, taxes and extraordinary expenses) exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million. The Adviser has voluntarily agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

     Unless terminated as provided below, the investment advisory agreement remains in full force and effect for two years and continues in full force and effect for successive periods of one year thereafter, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser, its affiliates and their employees.

Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.

     The Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.

     The Fund intends to pay redemption proceeds in cash for all shares redeemed but, under certain conditions, the Fund may make payment wholly or partly in portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Acts which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund. The investment advisory fee paid by the Fund under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is calculated each business day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York City time). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

                     FEDERAL AND MASSACHUSETTS INCOME TAXES

Federal Income Taxation

     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss), net tax-exempt interest, and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     The Fund will be subject to a 4% non-deductible federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund will not distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $429,385 of capital loss carryforwards, which expire in 2002, available to offset future net capital gains.

     If the Fund invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

     Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable gains. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to interest rate swaps, caps, floors and collars are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose.

     Taxable distributions include distributions attributable to income or gains from the Fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

     Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     Distributions of tax-exempt interest ("exempt-interest dividends") timely designated as such by the Fund will be treated as tax-exempt interest under the Code, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in tax-exempt obligations. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their federal income tax returns. The portion of the Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The Fund will report to shareholders the amount designated as exempt-interest dividends for each year.

     Interest income from certain types of tax-exempt obligations that are private activity bonds in which the Fund may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that the Fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum purposes that part of the Fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. Exempt-interest dividends derived from interest income from tax-exempt obligations that are not private activity bonds may also be included in determining corporate "adjusted current earnings" for purposes of computing the alternative minimum tax liability, if any, of corporate shareholders of the Fund.

     The Fund purchases tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes and, in most cases, is exempt from Massachusetts income tax. It is not economically feasible to, and the Fund therefore does not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted during the last decade not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

     The Fund may purchase municipal obligations together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Fund may purchase beneficial interests in municipal obligations held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of a true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Fund, in relation to various regulated investment company tax provisions is unclear. However the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the Fund. Pursuant to published guidelines, the Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will (except as described below) be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, if not thus disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

Massachusetts Income Taxation

     Distributions from the Fund will be treated for Massachusetts tax purposes as described in the Fund's prospectus, whether taken in cash or reinvested in additional shares.

     Recent tax legislation provides that, beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. This legislation may be challenged in court as violative of the Massachusetts Constitution, and it is not possible to predict whether any such challenge will be successful. The legislation does not specify, and it is accordingly not clear, what Massachusetts tax rate will be applicable to a mutual fund's capital gain dividends, i.e., distributions from the excess of its net long-term capital gain over its net short-term capital loss that are treated as long-term capital gains under the Code, for taxable years beginning after 1995.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

                             THE FUND AND ITS SHARES


     The Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986 as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.


     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other investment series of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS


     The financial statements for the fiscal years ended December 31, 1994 and 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of Coopers & Lybrand L.L.P. as experts in accounting and auditing. The Fund`s financial highlights for the period from November 2, 1992 (commencement of operations) through December 31, 1992 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996.

Prospectus dated May 1, 1996


                                   PROSPECTUS
                            STANDISH SECURITIZED FUND
                              One Financial Center
                           Boston, Massachusetts 02111

                                 (800) 221-4795

     Standish Securitized Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.


     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. In pursuing its objective, the Fund seeks capital appreciation when market factors, such as declining interest rates, indicate that capital appreciation may be available without significant risk to principal. The Fund seeks to achieve its investment objective primarily through investing in a diversified portfolio of mortgage-related and asset-backed securities. (A "securitized" asset refers to a security collateralized by a pool of mortgages, credit card or automobile receivables or other assets.) See "Investment Policies." Standish, Ayer & Wood, Inc., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser"). Because of the uncertainty inherent in all invests, no assurance can be given that the Fund will achieve its investment objective.

     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $50,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


Highlights of this Prospectus.................................2
Expense Information...........................................3
Financial Highlights..........................................4
Investment Objective and Policies.............................5
Risk Factors and Suitability.................................11
Calculation of Performance Data..............................12
Dividends and Distributions..................................12
Purchase of Shares...........................................12
Exchange of Shares...........................................12
Redemption of Shares.........................................12
Management...................................................13
Federal Income Taxes.........................................14
The Fund and Its Shares......................................15
Custodian, Transfer Agent and Dividend Disbursing Agent......16
Independent Accountants......................................16
Legal Counsel................................................16
Appendix A...................................................17
Tax Certification Instructions...............................18

                          HIGHLIGHTS OF THIS PROSPECTUS

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. See "The Fund and Its Shares" in this Prospectus.

     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

Investment Objective and Policies

     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. In pursuing its objective, the Fund seeks capital appreciation when market factors, such as declining interest rates, indicate that capital appreciation may be available without significant risk to principal. Under normal market conditions, at least 65% of the total value of the Fund's assets are invested in mortgage-related and asset-backed securities.

     Although mortgage-related securities may have stated maturities of up to 40 years, in practice, prepayments of the principal of and interest on the mortgages underlying the securities will make the effective maturity of the securities shorter. Unscheduled prepayments are likely to increase in periods when interest rates are declining. Because the Fund may be able to invest amounts received as a result of such prepayments only at a lower interest rate, some high-yielding mortgage-related securities may have less potential for return and value than conventional bonds with comparable maturities. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. The Fund may engage in a variety of options and futures transactions. These investment strategies and policies involve certain special risks. See "Investment Objective and Policies" and "Strategic Transactions" in this Prospectus.

Securitized Assets Generally

     The Fund will invest in securities that are collateralized by a pool of mortgages, credit card or automobile receivables or other assets (collectively, "Securitized Assets"). Securitized Assets arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Securitized Assets provide periodic payments which generally consist of both interest and principal payments. The estimated life of a Securitized Asset and the average maturity of a portfolio including such assets varies with the prepayment experience with respect to the underlying debt instruments.

     Investment in a mutual fund holding Securitized Assets, such as the Fund, involves special risk considerations. These include the fact that the Fund's net asset value per share will fluctuate as the value of its portfolio securities changes in response to changing market rates of interest, principal prepayments and other factors. Prepayment rates can vary widely, generally in response to changes in the prevailing level of interest rates, although other economic and demographic factors also may be involved. For example, falling interest rates generally result in a faster rate of prepayments of mortgage loans while rising interest rates generally slow the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. As a result, Securitized Assets are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

     Securitized Assets purchased at either premiums or discounts have an additional element of uncertainty which may impact their performance. Acceleration of prepayments will have an adverse effect upon the total return of securities purchased at a premium while a slowing of prepayments will have a positive effect. Acceleration of prepayments will have a positive effect upon the total return of securities purchased at a discount, while a slowing of prepayments will have a negative effect.

     The credit characteristics of Securitized Assets differ in a number of respects from those of traditional debt securities. The credit quality of most Securitized Assets depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to such securities. Securitized Assets purchased by the Fund generally will consist of obligations issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof or rated, at the date of investment, A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable credit quality by the Adviser. See "Ratings." Subsequent to its purchase, a rated Securitized Asset may be assigned a lower rating or may cease to be rated which may result in a loss of value and liquidity. An adverse change in or cessation of a rating would not require the disposition of the instrument, but the Adviser will consider such an event in determining whether the Fund should continue to hold the security.

     Because the Fund generally will be investing in mortgage-related securities and other types of Securitized Assets, it may be affected by risks or problems peculiar to mortgage finance, such as the effects of government regulation and tax policy, as well as those peculiar to the financing of the instruments underlying other types of Securitized Assets.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser") serves as investment adviser to the Fund and to the other series of the Trust. The Fund pays the Adviser for its services a monthly fee at the annual rate of 0.25% of the first $500,000,000 of average daily net asset value and 0.20% of average daily net asset value in
excess  of  $500,000,000.   See  "Management  --  Investment  Adviser"  in  this
Prospectus.

Purchase of Shares

     The Principal Underwriter offers shares of the Fund for sale at net asset value. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $50,000. No sales load is imposed on the purchase of the Fund's shares. See "Purchase of Shares" in this Prospectus.

Redemption of Shares

     The Fund's shares may be redeemed, at the net asset value per share next determined after receipt of a redemption request in proper form, by (1) written, wire or telephone order to the Principal Underwriter or (2) wire or telephone order from brokers or dealers for the repurchase of the Fund's shares. Upon 30 days' notice to a shareholder, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000. See "Redemption of Shares" in this Prospectus.

--------------------------------------------------------------------------------

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees (after expense limitation)                           0.19%

12b-1 Fees                                                            None

Other Expenses                                                        0.26%

Total Fund Operating Expenses (after expense limitation)              0.45%



Example                                                             1 year           3 years           5 years         10 years
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                                $5               $14                $25               $57


     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management -- Investment Adviser" and "Management -- Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon the Fund's expenses for the fiscal year ended December 31, 1995 during which the Adviser did not impose a portion of its fee.

     *The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding brokerage commissions, taxes, litigation, indemnification, and other extraordinary expenses) to 0.45% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time. In the absence of such agreement, the Management Fees and Total Fund Operating Expenses would have been 0.25% and 0.51%, respectively, of the Fund's average daily net assets for the fiscal year ended December 31, 1995.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESSER THAN 5%.

                              FINANCIAL HIGHLIGHTS


     The financial highlights for the years ended December 31, 1993, 1994, and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

     The Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. In pursuing its objective, the Fund seeks capital appreciation when market factors, such as declining interest rates, indicate that capital appreciation may be available without significant risk to principal. Such capital appreciation may result from a change in the yield spread of an issuer whose securities are held by the Fund or from a decline in interest rates or from a combination of both factors. The Fund seeks to achieve its investment objective primarily through investing in a diversified portfolio of mortgage-related and asset-backed securities, including securities issued by governmental, government-related and private organizations. The Fund may purchase and sell options and may use futures contracts and put and call options on such contracts and engage in other active management techniques.
See "Strategic Transactions."

     Because interest yields on securities and opportunities to realize net gains from option and futures transactions may vary from time to time due to general economic and market conditions, and many other factors, it is anticipated that the Fund's current return will fluctuate. Fluctuations in the value of portfolio securities will have a minimal effect on interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's shares. Conversely, during periods of rising interest rates, the value of the Fund's shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective and policies of the Fund may be changed by the Trustees without the approval of shareholders. The Fund's investment policies are described further in the Statement of Additional Information.

Investment Policies

     Under normal market conditions, at least 65% of the total value of the Fund's assets is invested in mortgage-related and asset-backed securities. The Fund may invest in a broad range of mortgage-backed securities of the "pass-through" type, including GNMA Certificates, FHLMC Participation Certificates and FNMA Mortgage-Backed Certificates. The Fund may also purchase collateralized mortgage obligations, mortgage-backed securities, whole loans, other pass-through securities and mortgage derivatives (such as mortgage STRIPs), all of which may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but may also be subject to greater price fluctuation than government securities. Other types of mortgage-related securities can be expected to be developed in the future, and the Fund may invest in them if the Adviser determines that the investment is consistent with the Fund's investment objective and policies. The Fund also intends to invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.

     The balance of the Fund's assets will normally be invested in U.S. Treasury and agency notes and bonds, certificates of deposit, money market instruments and repurchase agreements, in furtherance of the Fund's objective to preserve liquidity and principal. The Fund may adopt a temporary defensive position when the Adviser considers market conditions to be adverse by investing substantially all of its assets in money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes, repurchase agreements and prime commercial paper.

     The average maturity of the Fund's portfolio will vary depending upon the maturity of its investments. Mortgage-related securities, when they are issued, have stated maturities of up to 40 years, depending on the length of the mortgages underlying the securities. In practice, scheduled or unscheduled early prepayments of principal and interest on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of 40 year mortgages may have an average life as short as two years. The relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for return and value than conventional bonds with comparable maturities.

Mortgage-Backed Pass-Through Securities

     Mortgage-backed "pass-through" securities are subject to regular payments of principal and early prepayments of principal, which will affect the Fund's current and total returns. While it is not possible to predict accurately the life of a particular issue of a mortgage-backed "pass-through" security held by the Fund, the actual life of any such security is likely to be substantially less than the original average maturity of the mortgage pool underlying the security because unscheduled early prepayments of principal on the security owned by the Fund will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. When the monthly payments (which may include unscheduled prepayments) on such a security are passed through to the Fund, the Fund may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through"
security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. Although a security purchased at a premium above its par value may carry a higher stated rate of return, both a scheduled payment of principal, which will be made at par, and an unscheduled prepayment of principal generally will decrease current and total returns and will accelerate the recognition of income, distributions from which will be taxable to shareholders as ordinary income.

GNMA Certificates

     GNMA Certificates are mortgage-backed securities representing an undivided interest in a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by the Government National Mortgage Association ("GNMA"), interests in the pool are offered to investors through securities dealers. Once such a pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. As mortgage-backed securities, GNMA Certificates differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because a pro-rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Fund). Since the unscheduled prepayment rate of the underlying mortgage pool covered by a "pass-through" security cannot be predicted with certainty, the average life of a particular issue of GNMA Certificates cannot be accurately predicted, although the Fund expects that the average life of the GNMA Certificates held by the Fund will be approximately twelve years.

FHLMC Participation Certificates

     The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government which was created for the purpose of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interests in FHLMC's mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that mortgages underlying the PCs are mostly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

FNMA Mortgage-Backed Certificates

     The Federal National Mortgage Association ("FNMA"), a federally chartered corporation owned entirely by private stockholders, (i) purchases both conventional and federally insured or guaranteed residential mortgages secured by properties consisting of one-family to four-family dwelling units from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage banks, and (ii) packages pools of such mortgages in the form of pass-through securities generally called FNMA
Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Like GNMA Certificates and FHLMC PCs, these pass-through securities are subject to the unpredictability of unscheduled prepayments on the underlying mortgage pools.

Collateralized Mortgage Obligations (CMOs)


     The issuer of a CMO effectively transforms a mortgage pool into obligations comprised of several different maturities, thus creating mortgage securities that appeal to short and intermediate term investors as well as the more traditional long-term mortgage investor. CMOs are debt securities issued by FHLMC, FNMA and by non-governmental financial institutions and other mortgage lenders and are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series which have different maturities and are generally retired in sequence. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would affect the Fund's current and total returns in the manner indicated above.


Real Estate Mortgage Investment Conduits (REMICs)


     A REMIC is a non-governmental entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as the Fund.


Stripped Mortgage-Backed Securities (STRIPs)

     STRIPs are types of mortgage-backed securities issued by certain government agencies, such as FNMA and FHLMC, and by investment banks. They are created by dividing the cash flows from a pool of mortgages or mortgage securities and allocating specified portions of the monthly interest and principal to two or more new STRIP securities. For example, a FNMA 9% pass-through security can be "stripped" to produce two new securities, one with a 6% coupon and the other with a 12% coupon, by directing more interest from the underlying collateral to the security with the higher coupon and less to the security with the lower coupon. The Fund would invest in the security with the lower coupon if it expected interest rates to decline and in the security with the higher coupon if it expected interest rates to rise. The ratio of interest to principal can be varied to create a wide range of securities.

     In some cases, a STRIP security will receive all of the interest and none of the principal payments, while another will receive all of the principal payments and none of the interest payments. These types of STRIPs are known as interest-only and principal-only STRIPs (IO and PO STRIPs, respectively). A PO STRIP bears some resemblance to a zero coupon bond. It sells at a discount and pays no interest. If the underlying obligation is prepaid, no interest is received at all. IO and PO STRIPs are very sensitive to interest rate changes. IO STRIPs rise and PO STRIPs fall in price when interest rates are rising; IO STRIPs fall and PO STRIPs rise in price when interest rates are declining. The reason for this is that declining interest rates lead to faster mortgage prepayments as homeowners buy new homes or refinance their mortgages, while rising rates result in slower prepayment rates. Faster prepayments reduce the principal balance of the underlying collateral more rapidly, resulting in smaller interest payments in the future but returning principal at a faster rate and hence enhancing the value of a PO STRIP. Conversely, slower prepayments mean that interest payments will be greater in future periods because of the greater size of unpaid principal, thus enhancing the value of the IO STRIP.

     In accordance with procedures adopted by the Board of Trustees, the Adviser may determine whether or not a particular government issued IO or PO STRIP backed by fixed rate mortgages is liquid. Private IO and PO STRIPs are considered illiquid for purposes of the Fund's investment restrictions.


Direct Investments in Mortgages

     The Fund may invest directly in mortgages securing commercial and residential real estate. When the Fund invests directly in mortgages, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such mortgage loans. Direct investments in mortgages are available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. The seller generally does not provide any insurance covering the payment of interest on or repayment of principal of the mortgages, but such insurance may be purchased by the mortgagor. However, the payment of any such insurance premiums would reduce the Fund's yield. At present, direct investments in mortgages are considered to be illiquid by the Adviser and are subject to the Fund's policy of not investing more than 15% of its net assets in illiquid investments.

     Investing   directly   in   mortgages   may  involve   certain   risks  and
characteristics not applicable to investments in other securities. Such risks include delays and difficulties in recovering and reselling the collateral securing the mortgage loan during foreclosure proceedings, limitations pursuant to Federal bankruptcy and state insolvency laws and other state laws in enforcing a personal judgment against a borrower following foreclosure to make up any deficiency not realized on sale of the collateral, and the application of Federal and state laws limiting interest rates that may be charged by the lender and the lender's ability to accelerate the maturity of the mortgage loan.

Asset-Backed Securities

     The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Such securities are like mortgage-related securities in that they represent an interest in the cash flow from a pool of underlying receivables. However, unlike mortgage-related securities, the collateral underlying the security consists of debt incurred to purchase personal property rather than real property. In addition, the maturity of the debt involved is much shorter in duration than that of conventional mortgages and involves less likelihood of refinancing and unscheduled prepayments.

     Such securities can be structured in several ways, the most common of which has been a "pass-through" model similar to that of GNMA Certificates. A certificate representing a fractional undivided beneficial interest in a trust or corporation created solely for the purpose of holding the trust assets is issued to the security holder. The certificate entitles the holder thereof the right to receive a percentage of the interest and principal payments on the terms and according to the schedule established by the trust instrument. A servicing agent collects amounts due on the sales contracts or credit card receivables for the account of the trust, which distributes such amounts to the security holders.

     An alternative structure for such securities is similar to that of the collateralized mortgage obligations described above. Instead of holding an undivided interest in trust assets, the purchaser of the security holds a bond collateralized by the underlying assets. The bonds are serviced by cash flows from the underlying assets, a specified fraction of all cash received (less a servicing fee) being allocated first to pay interest and then to retire principal. Unlike the "pass-through" certificates, payments of principal and interest to security holders is not dependent on prepayments, although prepayments alter the yield and average life of the bonds.

Restricted and Illiquid Securities

     The Fund may invest up to 15% of its net assets in "restricted" mortgage-related and other securities that are subject to restrictions on resale (i.e., private placements) under the Securities Act of 1933 ("restricted securities") and in illiquid investments. Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, certain over-the-counter options, certain restricted securities, direct investments in mortgages and certain STRIPs. Normally, at the time of purchase the Fund will seek to obtain the agreement of the issuer or seller of restricted securities to effect at least one registration of the securities without expense to the Fund. The necessity for effecting registration under the Securities Act of 1933 means that substantial delays and expenses are usually incurred in the disposition of restricted securities. The Fund's holdings would, accordingly, be subject, for an extended period, to any adverse market conditions, including those that may develop after a decision to dispose of the securities is made.

Inverse Floating Rate Securities

     The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Ratings


     The Fund will generally invest in mortgage-related or other securities which are rated, at the time of investment, A or better by Moody's or by Standard & Poor's, indicating that the securities exhibit adequate protection of principal and interest payments, or which, if not rated, determined to be of comparable investment quality by the Adviser. The Fund may, however, invest up to 15% of its net assets in securities which are rated, at the time of investment, as low as Baa by Moody's or BBB by Standard & Poor's, or which, if not rated are judged by the Adviser to be of equivalent credit quality to the securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade securities. It is anticipated that the average dollar-weighted quality of the Fund's portfolio will normally be Aa or AA according to Moody's and Standard & Poor's ratings, respectively, or of comparable quality as determined by the Adviser.
Appendix A sets forth excerpts from the descriptions of ratings of debt securities. The Fund expects that substantially all of the publicly traded securities in which it expects to invest will be rated by one or both of the rating agencies. In the case of a security that is rated differently by the two rating services, the higher rating is used in applying the 15% limit set forth above and in computing the Fund's average dollar weighted credit quality. In the event that the rating on a security held in the Fund's portfolio is downgraded below investment grade by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.


Maturities


     Although the average life of a particular mortgage-related or asset-backed security cannot be predicted because of the possibility of prepayment, the Fund expects that the average life of securities held by it will be from three to fifteen years.


Foreign Securities

     The Fund will normally invest in U.S. dollar denominated securities, but may invest up to 10% of its total assets in mortgage-related and other securities (such as government and asset-backed securities) denominated in other currencies. The Fund expects that its foreign securities portfolio will contain primarily Canadian and European securities. Investing in securities denominated in foreign currencies involves additional risks such as changes in currency exchange rates and exchange control regulations, costs related to conversion between currencies, differences between foreign and domestic auditing and accounting standards and practices, and less publicly-available information about a foreign issuer.

     The Fund may enter into foreign currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date, and may purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. See "Strategic Transactions."

Portfolio Turnover and Short-Term Trading


     Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities (excluding short-term securities) owned during the year. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the

Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.


     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.


Short-Selling

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.


     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

     The Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.


     The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's net assets.

     In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Forward Roll Transactions


     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash, or liquid, high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. The Fund may commit up to 25% of its net assets to forward roll transactions, when-issued securities and forward commitments.

     The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

When-Issued Securities and Forward Commitments


     The Fund may purchase securities on a "when-issued" basis, which means that delivery and payment for the securities will normally take place 15 to 60 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Fund will only make commitments to purchase
"when-issued" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt obligations with a market value equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that their aggregate market value equals the amount of the Fund's commitment.


     Securities purchased on a "when-issued" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

     The Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond the customary settlement time if the Fund holds and maintains until the settlement date in a segregated account cash or liquid, high grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Such contracts are customarily referred to as "forward commitments" and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     The Fund may commit up to 25% of its net assets to forward roll transactions, when-issued securities and forward commitments.

Repurchase Agreements


     The Fund may invest up to 15% of its net assets in repurchase agreements under normal circumstances. The Fund's repurchase transactions are usually overnight. In no event will more than 15% of the Fund's net assets be invested in repurchase transactions of more than seven days' duration together with other illiquid assets. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered only into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; (iii) lend portfolio securities, except that the Fund may enter into repurchase agreements with respect to 15% of the value of its net assets.


     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.


                          RISK FACTORS AND SUITABILITY

     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the Fund's ability to diversify and spread risk by holding securities of a number of issuers, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Fund.

     The Fund's net asset value per share can generally be expected to fluctuate inversely with fluctuations in interest rates.

     The Fund's investments in STRIPs, direct investments in mortgages, restricted and illiquid securities, foreign securities and the utilization of Strategic Transactions and short selling involve special risks, as discussed above in the correspondingly captioned sections.

                         CALCULATION OF PERFORMANCE DATA


     From time to time the Fund may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.


                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed quarterly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES


     Shares of the Fund may be purchased directly from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $50,000.

     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

                               EXCHANGE OF SHARES


     Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

     Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors

Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

     In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Fund nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Fund and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. ("the Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:


                                                   Net Assets

Fund                                            (March 31, 1996)

--------------------------------------------------------------------------------

Standish Controlled Maturity Fund

Standish Equity Portfolio

Standish Fixed Income Portfolio

Standish Fixed Income Fund II

Standish Global Fixed Income Portfolio

Standish Intermediate Tax Exempt Bond Fund

Standish International Equity Fund

Standish International Fixed Income Fund

Standish Massachusetts Intermediate
     Tax Exempt Bond Fund

Standish Securitized Fund

Standish Short-Term Asset Reserve Fund

Standish Small Capitalization Equity Portfolio

Standish Small Cap Tax-Sensitive Equity Fund

Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Fund's portfolio managers are Dolores S. Driscoll and James J. Sweeney, who have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1989. During the past five years, Ms. Driscoll, who is also President of the Fund, has served as a Managing Director of the Adviser. Mr. Sweeney has served as a Director (since 1992) and Vice President of the Adviser during this period.

     Subject to the supervision and direction of the Trustees of the Trust, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name "Standish." For these services, the Fund pays a fee monthly at the annual rate of 0.25% of the first $500,000,000 of average daily net asset value and 0.20% of such average daily net asset value in excess of $500,000,000. The Adviser has voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes, litigation, indemnification and other extraordinary expenses) to 0.45% of average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. The Adviser has also agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If the expense limit is exceeded, the compensation due the Adviser in such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the fiscal year ended December 31, 1995, advisory fees paid by the Fund represented 0.20% of the Fund's average daily net assets, after a fee reduction of $31,998.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Principal Underwriter bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and SIMCO in an equitable manner. For the fiscal year ended December 31, 1995, expenses borne by the Fund represented 0.45% of average daily net assets, after an expense reduction of $31,998.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. No portion of such dividends is expected to qualify for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     The Fund anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass such foreign taxes and any associated tax deductions or credits through to its shareholders.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES


     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     At December 31, 1995, Allendale Mutual Insurance Company, Allendale Park, Johnston, Rhode Island 02919, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Fund, and was deemed to beneficially own such shares and to control the Fund.

     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.

     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.


     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.


                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

--------------------------------------------------------------------------------

     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.
--------------------------------------------------------------------------------

                       APPENDIX A KEY TO MOODY'S CORPORATE
                                  BOND RATINGS

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                      STANDARD & POOR'S RATINGS DEFINITIONS

AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                            STANDISH SECURITIZED FUND

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                             Independent Accountants
                             Coopers & Lybrand L.L.P
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996


                            STANDISH SECURITIZED FUND
                              One Financial Center
                           Boston, Massachusetts 02111

                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Securitized Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy which may be obtained without charge from Standish Fund Distributors, L.P., the Trust's principal underwriter (the "Principal Underwriter"), at the address or phone number set forth above.


     THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

CONTENTS


Investment Objective and Policies ............................2
Investment Restrictions.......................................9
Calculation of Performance Data..............................10
Management...................................................12
Redemption of Shares.........................................17
Portfolio Transactions.......................................17
Federal Income Taxes.........................................18
Determination of Net Asset Value.............................19
The Fund and Its Shares......................................20
Additional Information.......................................20
Experts and Financial Statements.............................20
Financial Statements........................................21

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes the investment objective of the Fund and summarizes the investment policies it will follow. The following discussion supplements the description of the Fund's investment policies in the Prospectus. See the Prospectus for a more complete description of the Fund's investment objective, policies and restrictions.

Mortgage-Related Obligations

     Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

Life of Mortgage-Related Obligations

     The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the underlying mortgages, with higher interest rate mortgages being more prone to prepayment or refinancing.

GNMA Certificates

     The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instrument in 1970 for Farmers Home Administration-FMHA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

     GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

     Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA Guarantee

     The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FMHA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Yield Characteristics of GNMA Certificates

     The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FMHA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

Market for GNMA Certificates

     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC Participation Certificates

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

     Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

     Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates.

     FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million.

     FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default.

     The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.


     FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.


     A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

     A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

     The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The Adviser would purchase a Z bond for the Fund if it expected interest rates to decline.

FNMA Securities

     FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

     FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis.

     A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

Privately-Issued Mortgage Loan Pools

     Savings  associations,   commercial  banks  and  investment  bankers  issue
pass-through securities secured by a pool of mortgages.

     Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

     Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

     In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

     The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.


     Before rating an issue, a rating agency such as Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.


     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the ability of Standish, Ayer & Wood (the "Adviser") to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions


     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited, however as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Fund may purchase a call option on a security, financial future, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Fund does not do so, the OTC options are subject to the Fund's restriction on illiquid securities.) The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or that issue long-term debt determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.


     If the Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase (write) and sell call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Fund, as purchaser. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Fund may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


Currency Transactions


     The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poor's or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.


     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is primarily used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars


     Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time. The Fund will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Eurodollar Instruments

     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts


      The Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transaction. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Money Market Instruments and Repurchase Agreements

     Money market instruments include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating rate notes and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury and may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     Investments in commercial paper will be rated "Prime-1" by Moody's or "A-1" by Standard & Poor's , or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

     A repurchase agreement is an agreement under which the Fund acquires money market instruments (generally U.S. Government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Fund's custodian bank until they are repurchased. The Trustees will consider the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Portfolio Turnover


     It is not the policy of the Fund to purchase or sell securities for trading purposes. However, the Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code. The Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.


                             INVESTMENT RESTRICTIONS


     The Fund has  adopted  the  following  fundamental  policies in addition to those described under "Investment Objective and Policies & Investment Restrictions" in the Prospectus. The Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities, except that the Fund may enter into repurchase agreements with respect to 15% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry except the real estate industry.

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities, commodity contracts, or real estate, except that the Fund may purchase and sell obligations which are secured by real estate or by mortgages on real estate, securities of issuers which invest or deal in real estate, or have a call on real estate or are convertible into real estate, and the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

8. Purchase the securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities,
      (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or
      (b) as part of a merger, consolidation, or acquisition of assets.


     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not: a. Make short sales of securities unless

(a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short.

b.    Invest in companies for the purpose of exercising control or management.

c.    Purchase  or  write  options,   except  as  described   under   "Strategic
      Transactions".

d. Invest in interests in oil, gas or other exploration or development programs.

e. Invest more than 5% of the assets of the Fund in the securities of any issuers which together with their corporate parents have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies or insured in full or in part by a private mortgage insurer, and securities fully collateralized by such securities.

f. Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company.

g. Invest more than an aggregate of 15% of the net assets of the Fund in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, and (c) in other illiquid securities.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction, except with respect to restriction (f) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[((A - B + 1)/CD)^6 - 1]

     Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

     The average annual total return quotations for the Fund for the one and five year periods ended December 31, 1995, and since inception (August 31, 1989 to December 31, 1995) are 16.32%, 8.53% and 9.20%, respectively, and the average annualized yield for the thirty day period ended December 31, 1995 was 6.89%.

     The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

     In addition to average  annual  return and yield  quotations,  the Fund may
quote  quarterly  and  annual   performance  on  a  net  (with   management  and
administration fees deducted) and gross basis as follows:

Quarter/Year                       Net             Gross
--------------------------------------------------------------------------------

     3/89                          0.00%           (0.04)%
     4/89                          4.01             4.17
     1989                          4.01             4.21
     1/90                          0.45             0.57
     2/90                          3.58             3.69
     3/90                          1.29             1.40
     4/90                          5.79             5.91
     1990                         11.49            11.99
     1/91                          2.89             3.00
     2/91                          1.84             1.95
     3/91                          5.16             5.27
     4/91                          4.90             5.03
     1991                         15.57            16.10
     1/92                         (1.58)           (1.47)
     2/92                          4.38%            4.49%
     3/92                          1.80             1.91
     4/92                          (.49)            (.38)
     1992                          4.07             4.52
     1/93                          4.37             4.48
     2/93                          2.56             2.67
     3/93                          2.38             2.49
     4/93                          0.38             0.49
     1993                         10.02            10.48
     1/94                         (2.53)           (2.42)
     2/94                         (0.83)           (0.72)
     3/94                          0.89             1.00
     4/94                          0.33             0.44
     1994                         (2.16)           (1.72)
     1/95                          4.78             4.89
     2/95                          5.31             5.43
     3/95                          2.16             2.27
     4/95                          3.19             3.32
     1995                         16.32            16.85

     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Salomon Mortgage Index and the Shearson Mortgage Index, which are considered to be representative of the performance of fixed rate securitized mortgage pools of GNMA, FNMA and FHLMC securities, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.



                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       22



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       23



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       24



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       25



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Fund pays no compensation to the Trust's Trustees affiliated with the Adviser or the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Adviser.

     The  following  table  sets  forth  all  compensation  paid to the  Trust's
Trustees  as of the Fund's  fiscal  year ended  December  31,  1995:

                                                                      Pension or Retirement               Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
-------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                        $0                                 $0                                   $0
     Phyllis L. Cothran**                    0                                  0                                    0
     Richard C. Doll***                      0                                  0                                    0
     Samuel C. Fleming                     658                                  0                               46,000
     Benjamin M. Friedman                  600                                  0                               41,750
     John H. Hewitt                        600                                  0                               41,750
     Edward H. Ladd                          0                                  0                                    0
     Caleb Loring, III                     600                                  0                               41,750
     Richard S. Wood                         0                                  0                                    0

     *As of the date of this Statement of Additional Information there were 18 funds in the fund complex.
     **Ms. Cothran resigned as a Trustee effective January 31, 1995.
     ***Mr. Doll regisned as a trustee effective December 6, 1995.

Certain Shareholders

     At February 1, 1996, Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the
Fund:

                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
Allendale Mutual Insurance Company                  76%
Allendale Park
P.O. Box 7500
Johnston, RI  02919

Colonial Williamsburg Pension                       9%
The Colonial Williamsburg Foundation
P.O. Box C
Williamsburg, VA  23187

Potter & Co. A/C 43922020                            7%
Bank of Boston
150 Royall Way
Canton, MA

     As long as Allendale Mutual Insurance Company is entitled to vote so large a percentage of the outstanding shares of the Fund, that Company will determine whether a proposal submitted to the shareholders of the Fund will be approved or disapproved.

Investment Adviser

     Standish, Ayer & Wood, Inc. serves as investment adviser to the Fund pursuant to a written investment advisory agreement. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.


     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the controlling persons of the Adviser: Caleb
F. Aldrich,  Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Maria D. O'Malley, Arthur H. Parker, Howard B. Rubin, David C. Stuehr, Austin C. Smith, James J. Sweeney and Richard S. Wood.

     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. In addition to those services, the Adviser provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Fund's average daily net asset value computed as described in the Prospectus. This fee is paid monthly. The Adviser has voluntarily agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.45% of the Fund's average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. For services to the Fund for the fiscal year ended December 31, 1993, the Adviser voluntarily did not impose $28,494 of its fee, which would otherwise have been $218,785. For services to the Fund for the fiscal year ended December 31, 1994, the Adviser voluntarily did not impose $24,168, of its fee, which would otherwise have been $173,421. For services to the Fund for the fiscal year ended December 1, 1995, the Adviser voluntarily did not impose $31,998 of its fee, which would otherwise have been $139,890.

     Pursuant to the investment advisory agreement, the Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses. The advisory agreement provides that if the total expenses of the Fund in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

     Unless terminated as provided below, the investment advisory agreement continues in full force and effect for successive periods of one year, but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.


     In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser, its affiliates and their employees.


Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.


     The Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Fund.

     The Fund intends to pay in cash for all shares redeemed, but under certain conditions, the Fund may make payment wholly or partly in portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligtion to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.


                             PORTFOLIO TRANSACTIONS


     The Adviser is responsible for placing the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing its other accounts; not all of these services may be used by the Adviser in connection with the Fund. The investment advisory fee paid by the Fund under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.


     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              FEDERAL INCOME TAXES

     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $1,745,441 of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.

     If the Fund invests in certain zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options and currency forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Any net mark to market gains may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the Fund will not meet this 50% requirement, investors will not directly take into account the foreign taxes, if any, paid by the Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.

     Due to possible unfavorable consequences under present tax law, the Fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Fund may acquire "regular" interests in REMICs.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value is calculated each day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

     Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined by the Adviser in accordance with procedures approved by the Trustees.

     Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             THE FUND AND ITS SHARES


     The Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986 as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.

     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS


     The financial statements for the fiscal years ended December 31, 1994 and 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of Coopers & Lybrand L.L.P. as experts in accounting and auditing. The Fund's financial highlights for the fiscal years ended December 31, 1992, 1991 and 1990 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996.

Prospectus dated May 1, 1996


                                   PROSPECTUS
                     STANDISH SHORT-TERM ASSET RESERVE FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Short-Term Asset Reserve Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company. The Fund is designed for corporate investors, pension and profit-sharing plans, state and local governments, foundations, endowment funds and individuals.


     The Fund's investment objective is to achieve a high level of current interest income, consistent with preserving principal and liquidity. The Fund seeks to achieve its investment objective primarily by investing in a diversified portfolio of investment grade money market instruments and short-term fixed income securities with a maximum average dollar-weighted maturity of eighteen months. The Fund also expects to engage, to a limited degree, in options and futures transactions. See "Investment Policies." Standish, Ayer & Wood, Inc. (the "Adviser"), Boston, Massachusetts is the Fund's investment adviser.

     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number listed above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $100,000. The Fund is not a money market fund, the net asset value of its shares may fluctuate and the Fund may not be able to return dollar-for-dollar the money invested.



     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Principal Underwriter at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                    Contents


Expense Information...........................................2
Financial Highlights..........................................3
Investment Objective and Policies.............................4
Risk Factors and Suitability..................................8
Calculation of Performance Data...............................8
Dividends and Distributions...................................9
Purchase of Shares............................................9
Exchange of Shares............................................9
Redemption of Shares..........................................9
Management...................................................10
Federal Income Taxes.........................................11
The Fund and Its Shares......................................12
Custodian, Transfer Agent and Dividend-Disbursing Agent......13
Independent Accountants......................................13
Legal Counsel................................................13
Appendix A...................................................14
Tax Certification Instructions...............................15

                             EXPENSE INFORMATION


Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees                                                       0.25%

12b-1 Fees                                                            None

Other Expenses                                                        0.08%

Total Fund Operating Expenses                                         0.33%



Example                                                             1 year           3 years           5 years         10 years
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                                3               11                19               42

     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management - Investment Adviser" and "Management - Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon the Fund's expenses for the fiscal year ended December 31, 1995.


     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993, 1994 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Principal Underwriter without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to achieve a high level of current income consistent with preserving principal and liquidity. The Fund will seek to achieve its investment objective primarily through investing in a diversified portfolio of investment grade money market instruments and short-term fixed income securities whose average dollar-weighted maturity will normally be from six to fifteen months and will not exceed eighteen months. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective and non-fundamental policies of the Fund may be changed by the Trustees of the Trust without the approval of shareholders. The Fund's investment policies are described further in the Statement of Additional Information.

Investment Policies


     The Fund may invest in a broad range of investment grade money market instruments and short-term fixed-income securities. The Fund's investments will consist of obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government securities"), instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), prime commercial paper of U.S. and foreign companies, collateralized mortgage obligations, other mortgage-backed securities, asset-backed securities, repurchase agreements, debt securities that make regular interest payments at variable or floating rates, structured notes and, from time to time, preferred stock. The Fund may purchase securities on a when-issued or forward commitment basis and enter into reverse repurchase agreements. In addition, the Fund expects to engage, to a limited degree, in forward roll transactions, futures and options transactions and a variety of interest rate transactions, including swaps, caps and floors.


     The Fund will be managed without regard to any potential tax considerations of its investors. The Fund may invest up to 10% of its total assets in tax-exempt securities, such as state and municipal bonds, if the Adviser believes these securities will provide competitive returns.

Ratings

     The Fund will invest at least 85% of its assets in securities which are rated Aaa, Aa, A or P-1 by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable investment quality by the Adviser. Up to 15% of the Fund's assets may be invested in securities which are rated Baa or P-2 by Moody's or BBB or A-2 by Standard & Poor's or, if not rated, determined to be of comparable investment quality by the Adviser. The Fund may invest in a security so rated by one rating agency although the security may not be rated by the other rating agency. In the event the rating on a security held in the
Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security but will not necessarily result in the sale of the security. Securities rated BBB by Standard & Poor's or Baa by Moody's may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case for higher grade bonds. It is anticipated that the average dollar-weighted credit quality of the securities in the Fund's portfolio will be at least Aa or AA according to Moody's and Standard & Poor's ratings, or of comparable quality as determined by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in applying the 15% limit set forth above and in computing the Fund's average dollar weighted credit quality. Appendix A sets forth excerpts from the descriptions of ratings of debt securities.

Maturities

     All securities held by the Fund will carry a maturity date, redemption date, put date, coupon reset date or average life of 3.25 years or less from the date of settlement, except that, with respect to no more than 10% of the Fund's net assets, such time period may be between 3.25 and 5 years, and such time period limitation shall not apply to certain U.S. Treasury notes or bonds. (U.S. Treasury notes or bonds with maturities of longer than 3.25 years may be purchased by the Fund in conjunction with the sale of note or bond futures contracts or with certain equivalent options positions which are designed to hedge the notes or bonds in such a way as to create a synthetic short-term instrument.) It is anticipated that the Fund's dollar-weighted average maturity will be relatively short (approximately six months) when the Adviser expects interest rates to rise and relatively long (approximately fifteen months) when the Adviser expects interest rates to decline. Under normal conditions, the Fund expects the dollar-weighted average maturity of the portfolio to be six to fifteen months. The Fund's dollar-weighted average maturity will not exceed eighteen months.

U.S. Government Securities

     U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills), (ii) guaranteed as to the payment of principal and interest by the U.S. Treasury (e.g., GNMA mortgaged-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes), or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities of each of the Federal Home Loan Banks). Such guarantees of the securities in the Fund, however, do not guarantee the market value of the shares of the Fund. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will continue to provide support to such agencies or instrumentalities.

Foreign Bank Instruments

     The Fund may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee
CDs") that are subject to risks different than those associated with the obligations of domestic banks. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. Risks associated with an investment in these securities include adverse international economic developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting investments for the Fund.

Mortgage-Backed Securities

     The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as collateralized mortgage obligations. See "Risk Factors and Suitability" for a description of the risks associated with mortgage-backed securities.


     Mortgage-Backed Pass-Through Securities. Mortgage-backed "pass-through securities" represent participation interests in pools of residential mortgage loans and are issued by the U.S. Government or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities.

     Collateralized Mortgage Obligations (CMOs). The issuer of a CMO effectively transforms a mortgage pool into obligations comprised of several different maturities, thus creating mortgage securities that appeal to short-and intermediate-term investors as well as the more traditional long-term mortgage investor. CMOs are debt securities issued by Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation and by non-governmental financial institutions and other mortgage lenders and are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series which have different maturities and generally are retired in sequence. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In making investments in CMOs, the Adviser will usually select CMOs with a stable average life and will take into account the following considerations: the total return on CMOs will vary with interest rates, which cannot be predicted; the maturity of the CMOs is variable and is not known at the time of purchase; and prepayments on the CMOs will depend upon prevailing interest rates and the CMOs may have a shorter life than expected.

Asset-Backed Securities

     The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Such securities are like mortgage-related securities in that they represent an interest in the cash flow from a pool of underlying receivables. However, unlike mortgage-related securities, the asset underlying the security consists of debt incurred to purchase personal property rather than real property. In addition, the maturity of the debt involved is much shorter in duration than that of conventional mortgages and involves less likelihood of refinancing and unscheduled prepayments.

     Such securities can be structured in several ways, the most common of which has been a "pass-through" model. A certificate representing a fractional undivided beneficial interest in a trust or corporation created solely for the purpose of holding the trust assets is issued to the security holder. The certificate entitles the holder thereof the right to receive a percentage of the interest and principal payments on the terms and according to the schedule established by the trust instrument. A servicing agent collects amounts due on the sales contracts or credit card receivables for the account of the trust, which distributes such amounts to the security holders.

     An alternative structure for such securities is similar to that of the collateralized mortgage obligations described above. Instead of holding an undivided interest in trust assets, the purchaser of the security holds a bond collateralized by the underlying assets . The bonds are serviced by cash flows from the underlying assets, a specified fraction of all cash received (less a servicing fee) being allocated first to pay interest and then to retire principal. Unlike the "pass-through" certificate, payments of principal and interest to security holders are not dependent on prepayments, although prepayments alter the yield and average life of the bonds.

Forward Roll Transactions


     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

Structured or Hybrid Notes

     The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Preferred Stock

     The Fund may, from time to time, invest up to 10% of its total assets in preferred stock, such as auction rate or fixed rate preferred stock, if the Adviser believes that such investments would be appropriate substitutes for money market instruments or other short-term fixed income securities. Any investment in preferred stock will comply with the Fund's requirements with regard to ratings and maturities described above.

Strategic Transactions

     Consistent with maintaining stability of principal, the Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, fixed income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


     Further information concerning the Fund's Strategic Trans-actions is set forth in the Statement of Additional Information.

When-Issued Securities and Forward Commitments


     The Fund may commit up to 10% of its net assets to purchase securities on a "when-issued" basis. Although the Fund would generally purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may dispose of a when-issued security prior to settlement if the Adviser deems it appropriate to do so. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities equal to the amount of the Fund's commitment will be segregated with the Fund's custodian, to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund.


     With respect to up to 25% of its net assets, the Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond the customary settlement time if the Fund holds and maintains until the settlement date in a segregated account cash or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Such contracts are customarily referred to as "forward commitments" and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Repurchase Agreements

     The Fund may invest up to 25% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Fund. If the other party or "seller" of a repurchase agreement defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Reverse Repurchase Agreements

     Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and thereby avoid otherwise having to sell securities during unfavorable market conditions in order to meet such redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid, high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to maintain such value. Reverse repurchase agreements involve the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission considers reverse repurchase agreements to be borrowings by the Fund under the Investment Company Act of 1940. See "Investment Restrictions."

Portfolio Turnover

     Portfolio turnover is not expected to exceed 200% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases or sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover (100% or more) involves a correspondingly higher transaction cost which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, (c) enter into reverse repurchase agreements in an amount up to 15% of the current value of its total assets, and (d) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; (iii) make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets; or (iv) invest more than 25% of its total assets in a single industry except that this restriction shall not apply to government securities. For the purposes of the foregoing restriction, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries. If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Certain non-fundamental policies and additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY

     The Fund is not a money market fund and is not an appropriate investment for investors seeking complete stability of principal. The Fund is designed for corporate investors, pension and profit-sharing plans, state and local governments, foundations, endowment funds and individuals. The Fund will attempt to achieve a higher than money market return for its shareholders. Although the net asset value of the Fund's shares may fluctuate more than money market instruments in response to changes in interest rates, the Fund will seek to keep such volatility below that of longer term debt securities by limiting the maturity of the securities in its portfolio but may not be able to return dollar-for-dollar the money invested. See "Investment Objectives and Policies" above for a further description of the risks associated with an investment in the Fund.


     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Mortgage-Backed Securities

     Mortgage-backed securities are subject to both regular and early prepayments of principal, which will affect the value of the securities in the Fund's portfolio and, therefore, the Fund's current and total returns. While it is not possible to predict accurately the life of a particular issue of mortgage-backed securities held by the Fund, the actual life of a mortgage-backed security is likely to be substantially less than the original final maturity of the mortgage pool underlying the security because unscheduled early prepayments of principal on the security owned by the Fund will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. When the monthly payments (which may include unscheduled prepayments) on a security are paid to the Fund, the Fund may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, mortgage-backed securities, and adjustable rate mortgage-backed securities in particular, may be less effective than other types of obligations as a means of locking in attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed securities may have a comparable risk of decline in market value during periods of rising interest rates. Although a security purchased at a premium above its par value may carry a higher stated rate of return, both a scheduled payment of principal, which will be made at par, and an unscheduled prepayment of principal generally will decrease current and total returns and will accelerate the recognition of income, distributions from which will be taxable to shareholders as ordinary income.

Leverage

     The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance.


     The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or any shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.


     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.


                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund will be declared daily from net investment income and distributed monthly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES


     Shares of the Fund may be purchased directly from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $1,000,000. Additional investments may be made in amounts of at least $100,000.


     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, and CMOs and asset-backed securities are valued at the last quoted bid prices. Securities for which quotations are not readily available, and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.

     The Board of Trustees has approved determining the current market value of securities with one year or less remaining to maturity on a spread basis. To the extent this method is employed, it would be used in conjunction with the periodic use of market quotations. Under the spread process, the Adviser would determine in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of U.S. Treasury bills. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund may be valued on an amortized cost basis. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it may be valued at current market value until the sixtieth day prior to maturity and may then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.


                               EXCHANGE OF SHARES


      Shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

     Shares  of the Fund may be  exchanged  by  written  order to the  Principal
Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Fund's custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

         Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

         Shares of the Fund may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

         Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

         In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Fund nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

         By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Fund and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $250,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $250,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.


                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust organized on August 13, 1986. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser will, from time to time, determine jointly the appropriate maturity of the Fund's portfolio. This determination will be made after a review of economic, interest rate and yield curve analysis. The Board of Trustees will periodically review and approve the maturity decisions made by the Adviser.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. In addition, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following fourteen funds in the Standish, Ayer & Wood family of funds:


                                                   Net Assets
   Funds                                      (March 31, 1996)
   -----                                      ----------------
   Standish Controlled Maturity Fund
   Standish Equity Portfolio
   Standish Fixed Income Portfolio
   Standish Fixed Income Fund II
   Standish Global Fixed Income Portfolio
   Standish Intermediate Tax Exempt Bond Fund
   Standish International Equity Fund
   Standish International Fixed Income Fund
   Standish Massachusetts Intermediate
     Tax Exempt Bond Fund
   Standish Securitized Fund
   Standish Short-Term Asset Reserve Fund
   Standish Small Capitalization Equity Portfolio
   Standish Small Cap Tax-Sensitive Equity Fund
   Standish Tax-Sensitive Equity Fund

     Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1996, Standish managed approximately $__ billion in assets.

     The Fund's portfolio manager is Jennifer A. Pline, who is primarily responsible for the day-to-day management of the Fund's portfolio and has served in this capacity since January 1, 1991. During the past five years, Ms. Pline has served as a Vice President of the Adviser.

     Subject to the supervision and direction of the Trustees of the Trust, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, and permits the Fund to use the name "Standish." The Adviser provides all necessary office space and services of executive personnel for administering the affairs of the Fund. For these services, the Fund pays a fee monthly at the annual rate of 0.25% of average daily net asset value. In addition, the Adviser has agreed to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the lower of (a) 0.50% of the Fund's average daily net assets, or (b) the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If the expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. Prior to July 1, 1995, the Adviser served as co-investment adviser to the Fund with a joint venture partner of the Adviser. For the fiscal year ended December 31, 1995, advisory fees amounted to 0.25% of the Fund's average daily net assets which were paid equally to the Adviser and its joint venture partner prior to June 30, 1995 and entirely to the Adviser thereafter.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Principal Underwriter bears, without subsequent reimbursement, the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust that relate to more than one series are allocated among such series by the Adviser in an equitable manner, primarily on the basis of the net asset values. For the fiscal year ended December 31, 1995, expenses borne by the Fund daily represented 0.33% of the Fund's average net assets.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser generally seeks to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered a factor in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code . If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to a nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.


     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income and from any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. No portion, or only a small portion, of such dividends is expected to qualify for the corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.


     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.


                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     The Trust has established fourteen series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.


     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.


     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of each investment series of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.


     Inquiries concerning Fund should be made by contacting the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.

                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Principal Underwriter and the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A
                     MOODY'S MONEY MARKET INSTRUMENT RATINGS

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -Leading market positions in well-established industries.

      -High rates of return on funds employed.

      -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                         MOODY'S CORPORATE BOND RATINGS

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa   -Bonds  which are rated Baa are  considered  as  medium-grade  obligations
      (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                STANDARD & POOR'S MONEY MARKET INSTRUMENT RATINGS

A-1 -This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 -Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                         STANDARD & POOR'S BOND RATINGS

AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                        TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                     STANDISH SHORT-TERM ASSET RESERVE FUND


                               INVESTMENT ADVISER

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111


                              PRINCIPAL UNDERWRITER

                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                                    CUSTODIAN

                         Investors Bank & Trust Company
                                24 Federal Street
                           Boston, Massachusetts 02110

                             INDEPENDENT ACCOUNTANTS

                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  LEGAL COUNSEL

                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

May 1, 1996,



                     STANDISH SHORT-TERM ASSET RESERVE FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated May 1, 1996, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Short-Term Asset Reserve Fund (the "Fund"), a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by writing or calling Standish Fund Distributors, the Trust's principal underwriter (the "Principal Underwriter"), at the address and phone number set forth above.


       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                    ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Contents


General Information and History...............................2
Investment Objective and Policies............................ 2
Investment Restrictions.......................................7
Calculation of Performance Data...............................8
Management....................................................9
Redemption of Shares.........................................14
Portfolio Transactions.......................................15
Determination of Net Asset Value.............................15
The Fund and Its Shares......................................15
Taxation ....................................................16
Additional Information.......................................17
Experts and Financial Statements.............................17
Financial Statements.........................................18

                         GENERAL INFORMATION AND HISTORY

     Effective July 1, 1995, the Fund changed its name from Consolidated Standish Short-Term Asset Reserve Fund to Standish Short-Term Asset Reserve Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes the investment objective of the Fund and summarizes the investment policies it will follow. The following discussion supplements the description of the Fund's investment policies in the Prospectus. See the Prospectus for a more complete description of the Fund's investment objective, policies and restrictions.

Maturity


     The effective maturity of an individual portfolio security in which the Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to the Fund than was anticipated at the time the securities were purchased. The Fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund.


Money Market Instruments and Repurchase Agreements

     Money market instruments include short-term U.S. Govern-ment securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury and may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     A repurchase agreement is an agreement under which the Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Fund's custodian bank until they are repurchased. The Trustees will monitor the standards that the Adviser, Standish, Ayer & Wood, Inc. (the "Adviser"), will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund.


     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Structured or Hybrid Notes

     As more fully described in the Prospectus, the Fund may invest in structured or hybrid notes. It is expect that not more than 5% of the Fund's net assets will be at risk as a result of such investments. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

Strategic Transactions

     Consistent with maintaining stability of principal, the Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


Risks of Strategic Transactions


     The use of strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 1% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Fund may purchase a call option on a security, futures contract index or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. (To the extent that the Fund does not do so, the OTC options are subject to the Fund's restriction on illiquid securities.) The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that, absent the buy-back provision discussed above, OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.


     If the Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Fund may purchase and sell (write) call options on securities, including U.S. Treasury and agency securities, and Eurodollar instruments, that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell (write) put options on securities, including U.S. Treasury and agency securities, and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures


     The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Fund, as purchaser to purchase a financial instrument at a specified time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position in the event the option is exercised.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Fund may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with its custodian for the benefit of a futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.


Combined Transactions

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars


     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 1% of the Fund's net assets at any one time. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.


Eurodollar Contracts

     The Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated contracts are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts


     The Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high-grade debt securities with a value sufficient to cover its potential obligations. The Fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


"When-Issued" and "Forward Commitment" Securities

     The Fund may commit up to 10% of its net assets to purchase securities on a "when-issued" basis, which means that delivery and payment for the securities will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although the Fund will only make commitments to purchase "when-issued" securities with the intention of actually acquiring the securities, the Fund may sell the securities before the settlement date if deemed advisable by the Adviser.

     The Fund may also, with respect to up to 25% of its net assets, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

     Unless the Fund has entered into an offsetting agreement to sell the securities purchased on a "when-issued" or "forward commitment" basis, cash, U.S. Government securities or other liquid, high-grade debt obligations with a market value equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by the Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Portfolio Turnover


     The Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Code. The Fund may, therefore, generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. Portfolio turnover is not expected to exceed 200% on an annual basis.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental policies in addition to those described under "Investment Objective and Policies -- Investment Restrictions" in the Prospectus. The Fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:


1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, (c) enter into reverse repurchase agreements in an amount up to 15% of the current value of its total assets, and (d) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of its total assets in a single industry except that this restriction shall not apply to government securities. For purposes of this restriction, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.

5. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to government securities.

6. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

7. Purchase real estate or real estate mortgage loans, although the Fund may purchase CMOs, mortgage-backed pass-through securities and marketable securities of companies which deal in real estate.

8. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

9.    Purchase or sell  commodities or commodity  contracts except that the Fund
      may  engage  in   financial   futures   contracts   and  related   options
      transactions.

10. Purchase the securities of other investment companies, provided that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities,
      (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or
      (b) as part of a merger, consolidation, or acquisition of assets.


     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Make short sales of securities or purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

b.    Invest in companies for the purpose of exercising control or management.

c. Purchase or write options, except pursuant to the limitations described above (See "Investment Objective and Policies Strategic Transactions").

d. Invest in interests in oil, gas or other exploration or development programs.

e. Invest more than 5% of the assets of the Fund in the securities of any issuers which, together with their corporate parents, have records of less than three years' continuous operation, including the operation of any predecessor, other than obligations issued or guaranteed by the U.S. Government or its agencies, and securities fully collateralized by such securities.

f. Invest in securities of any company if any officer or director (trustee) of the Trust or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and such officers and directors (trustees) own in the aggregate more than 5% of the securities of such company.

g. Invest more than an aggregate of 10% of the net assets of the Fund in (a) repurchase agreements which are not terminable within seven days, (b) securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations and (c) in other illiquid securities, including non-negotiable fixed time deposits of longer than seven days and certain asset-backed securities.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction, except with respect to restriction (f) above.

     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[((A - B/CD) + 1)^6 - 1]


     Where: A equals dividends and interest earned during the period; B equals net expenses accrued for the period; C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

     The average annual total return quotations for the Fund for the one and five year periods ended December 31, 1995, and since inception (January 3, 1989 to December 31, 1995) are 7.85%, 5.76% and 6.74%, respectively, and the average annualized yield for the thirty day period ended December 31, 1995 was 5.79%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.


     The Fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

     In addition to average annual return and yield quotations, the Fund may quote quarterly and annual performance on a net (with management fees and other operating expenses deducted) and gross basis as follows:

     Quarter/Year            Net                   Gross
--------------------------------------------------------------------------------
     1/89                   1.58%                  1.70%
     2/89                   3.52                   3.64
     3/89                   1.71                   1.82
     4/89                   2.38                   2.51
     1989                   9.50                   10.01
     1/90                   1.34                   1.45
     2/90                   2.56                   2.69
     3/90                   2.17                   2.27
     4/90                   2.62                   2.73
     1990                   8.97                   9.45
     1/91                   2.10                   2.20
     2/91                   1.97                   2.07
     3/91                   2.62                   2.71
     4/91                   2.39                   2.47
     1991                   9.41                   9.79
     1/92                   0.84%                  0.91%
     2/92                   2.08                   2.17
     3/92                   1.18                   1.28
     4/92                   0.17                   0.27
     1992                   4.33                   4.70


     Quarter/Year            Net                   Gross
--------------------------------------------------------------------------------
     1/93                   1.90                   1.98
     2/93                   1.10                   1.19
     3/93                   1.20                   1.28
     4/93                   0.78                   0.86
     1993                   5.08                   5.41
     1/94                   0.06                   0.14
     2/94                   0.06                   0.14
     3/94                   1.31                   1.39
     4/94                   0.83                   0.91
     1994                   2.27                   2.60
     1/95                   2.08                   2.16
     2/95                   2.14                   2.22
     3/95                   1.55                   1.62
     4/95                   1.89                   1.97
     1995                   7.85                   8.20

     These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to The IBC/Donoghue Money Market Average/All Taxable Index, which is generally considered to be representative of the performance of domestic, taxable money market funds, and the One Year Treasury Bills. However, the average maturity of the Fund's portfolio is longer than that of a money market fund and, unlike a money market fund, the net asset value of the Fund's shares may fluctuate. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.



                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the Fund's investment adviser.

--------------------------------------------------------------------------------------------------------------------

Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                            Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                                 President,
Boston, MA 02111                                                                               Standish International
                                                                                              Management Company, L.P.

Samuel C. Fleming, 9/30/40                                     Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                                and Chief Executive Officer,
1100 Winter Street                                                                            Decision Resources, Inc.;
Waltham, MA 02154                                                                            through 1989, Senior V.P.

                                                                                                  Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                   Trustee                          William Joseph Maier
c/o Harvard University                                                                    Professor of Political Economy,
Cambridge, MA 02138                                                                              Harvard University

John H. Hewitt, 4/11/38                                        Trustee                          Trustee, The Peabody
P.O. Box 307                                                                                    Foundation; Trustee,
So. Woodstock, VT 05071                                                                  Visiting Nurse Alliance of Vermont

                                                                                                  and New Hampshire

*Edward H. Ladd, 1/3/38                              Trustee and Vice President                 Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                                and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                                               formerly President of
                                                                                             Standish, Ayer & Wood, Inc.

Caleb Loring III, 11/14/43                                     Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                              (family investment trust office);
P.0. Box 5600                                                                        Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/2/54                                President and Trustee         Vice President, Secretary and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Executive Vice President,
Boston, MA 02111                                                                   Standish International Management Company, L.P.



                                       16



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Richard C. Doll, 7/8/48                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James E. Hollis III, 11/21/48                         Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David W. Murray, 5/5/40                                Treasurer and Secretary        Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Caleb F. Aldrich, 9/20/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

Beverly E. Banfield, 7/6/56                                Vice President              Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                              Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                                          Freedom Capital Management Corp.

                                                                                                     (1989-1992)

Nicholas S. Battelle, 6/24/42                              Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/6/33                                    Vice President                   Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc.;
One Financial Center                                                                          prior to 1991, President,
Boston, MA 02111                                                                             Harvard Management Company

David H. Cameron, 11/2/55                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Karen K. Chandor, 2/13/50                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                   Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                      Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111



                                       17



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

W. Charles Cook II, 2/16/63                                Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Joseph M. Corrado, 5/13/55                                 Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                               Vice President               Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Mark A. Flaherty, 4/24/59                                  Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                                  Vice President                    Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                     Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                                Vice President                    Senior Operations Manager,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center                                                                        Since December 1995, formerly
Boston, MA 02111                                                                      Vice President, Scudder Stevens and Clark

Raymond J. Kubiak, 9/3/57                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Maria D. Furman, 2/3/54                                    Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                   since November 1993; formerly, Investment Sales,
One Financial Center                                                                        Cigna Corporation (1993) and
Boston, MA 02111                                                                          Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                            Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       18



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                                  Vice President                 President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Arthur H. Parker, 8/12/35                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                                  Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Michael C. Schoeck, 10/24/55                               Vice President                          Vice President,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          formerly, Vice President,
Boston, MA 02111                                                                           Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                   Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                                  Vice President              Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                                   formerly, Standish, Ayer & Wood, Inc. Consultant
One Financial Center                                                                            Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                    Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                                  Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                      Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                    Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                               formerly Vice President, Aetna Life & Casualty
Boston, MA 02111

Michael W. Thompson, 3/31/56                               Vice President            Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111




                                       19



Name, Address and Date of Birth                             Position Held                       Principal Occupation
                                                             With Trust                          During Past 5 Years

--------------------------------------------------------------------------------------------------------------------

Christopher Van Alstyne, 3/24/60                           Vice President                         Vice President,
c/o Standish, Ayer & Wood, Inc.                                                              Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


*Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

     The Fund pays no compensation to the Trust's Trustees affiliated with the Adviser or to the Trust's officers. None of the Trust's Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Fund's shares) with the Trust or the Adviser.

     The following table sets forth all compensation paid to the Trust's Trustees as of the fiscal year ended December 31, 1995:

                                                                      Pension or Retirement              Total Compensation
                                 Aggregate Compensation                Benefits Accrued as                   from Fund and
     Name of Trustee                  from the Fund                  Part of Fund's Expenses            Other Funds in Complex*
------------------------------------------------------------------------------------------------------------------------------
     D. Barr Clayson                        $0                                 $0                                    $0
     Phyllis L. Cothran**                    0                                  0                                     0
     Richard C. Doll***                      0                                  0                                     0
     Samuel C. Fleming                   3,183                                  0                                46,000
     Benjamin M. Friedman                2,886                                  0                                41,750
     John H. Hewitt                      2,886                                  0                                41,750
     Edward H. Ladd                          0                                  0                                     0
     Caleb Loring, III                   2,886                                  0                                41,750
     Richard S. Wood                         0                                  0                                     0

*As of the date of this statement of Additional Information, there were 18 funds in the complex.
**Ms. Cothran resigned as a Trustee effective January 31, 1995.
***Mr. Doll resigned as a Trustee effective December 6, 1995.

Certain Shareholders.

     At February 1, 1996, Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. At that date, each of the following persons beneficially owned 5% or more of the then outstanding shares of the
Fund:

                                              Percentage of

Name and Address                            Outstanding Shares

--------------------------------------------------------------------------------
     Virginia Portfolio c/o Peregrin Financial         19%
     84 State Street, Suite 900
     Boston, MA 02109

     Healthkeepers of Virginia                         13%
     P.O. Box 26623
     Richmond, VA 23261

     Emory University Cash Reserve                     10%
     Mr. M. Wayne Coon
     Emory University
     1762 Clifton Road, Suite 306
     Atlanta, GA  30322

     Shands Teaching Hospital & Clinics Inc.            7%
     Bankers Trust Trustee
     P.O. Box 100336
     Gainesville, FL  32610

     Nature Conservancy                                 7%
     Nature Conservancy Action Fund
     1233-A Cedars Court
     Charlottesville, VA 23261

     The Nature Conservancy Endowment Fund              6%
     1815 North Lynn Street
     Arlington, VA  22209

     Consolidated Holdings Corporation                  5%
     1105 North Market Street, Suite 1300
     P.O. Box 8985
     Wilmington, DE 19899

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser") serves as investment adviser to the Fund pursuant to a written investment advisory agreement. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the controlling persons of the Adviser: Caleb
F. Aldrich,  Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, David W. Murray, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.

     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. In addition to those services, the Adviser provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Fund's average daily net asset value computed as described in the Prospectus. The rate and time at which the fee is paid are described in the Prospectus. Prior to July 1, 1995, Standish and Consolidated Investment Corporation ("Consolidated") served as the Fund's co-investment advisers pursuant to a written investment advisory agreement. For services to the Fund during the fiscal years ended December 31, 1993 and 1994, and for the period from January 1, 1995 through June 30, 1995, Standish and Consolidated received fees of $783,478, $730,191 and $345,111, respectively, which were shared equally by Standish and Consolidated. For its services as the Fund's sole investment adviser during the period from July 1, 1995 through December 31, 1995, Standish received fees of $360,018.


     Pursuant to the investment advisory agreement, the Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses. The advisory agreement provides that if the total expenses of the Fund in any fiscal year exceed the lower of 0.50% of the Fund's average daily net assets or the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Adviser shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

     Unless terminated as provided below, the Investment Advisory Agreement continues in full force and effect until June 30, 1997 and for successive periods of one year, but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment
Adviser, on sixty days' written notice to the other parties. The Investment Advisory Agreement terminates in the event of its assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of a security. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser, its affiliates and their employees.

Distributor of the Trust

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.


                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus.

     The Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it or determination by the Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Fund.

     The Fund intends to pay redemption proceeds in cash for all shares redeemed but, under certain conditions, the Fund may make payment wholly or partly in portfolio securities. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.


                             PORTFOLIO TRANSACTIONS


     The Adviser is responsible for placing the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund. The investment advisory fee paid by the Fund under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.


     The Adviser also place portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York City time). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value per share is arrived at by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, and CMOs and asset-backed securities are valued at the last quoted bid prices. Securities for which quotations are not readily available, and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.


     The Board of Trustees has approved determining the current market value of securities with one year or less remaining to maturity on a spread basis which will be employed in conjunction with the periodic use of market quotations. Under the spread process, the Adviser determines in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of United States Treasury bills. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund may be valued on an amortized cost basis. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it may be valued at current market value until the sixtieth day prior to maturity and may then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.


                             THE FUND AND ITS SHARES


     The Fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986 as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established fourteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.

     All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.


     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Fund for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.


                                    TAXATION


     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.


     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

     The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $3,071,161, $1,512,610, $5,263,400, and $568,968
of capital loss carryforwards, which expire on December 31, 2000, December 31, 2001, December 31, 2002, and December 31, 2003, respectively, available to offset future net capital gains.

     If the Fund invests in zero coupon securities, increasing rate securities or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.


     Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Any net mark to market gains may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options or futures contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to forward rolls and interest rate swaps, floors, caps and collars are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.


     Due to possible unfavorable consequences under present tax law, the Fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Fund may acquire "regular" interests in REMICs.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.


     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax adviser as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Fund.

                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS


     The financial statements for the fiscal years ended December 31, 1993, 1994 and 1995 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and have been so included in reliance upon the authority of the report of Coopers & Lybrand L.L.P. as experts in accounting and auditing. The Fund's financial highlights for the fiscal years ended December 31, 1992, 1991 and 1990 were audited by Deloitte & Touche LLP, independent auditors, and have been similarly included in reliance upon the expertise of that firm. Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the year ending December 31, 1996.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements:

         Financial Highlights of the following series of the Registrant will be included in the related Prospectuses: Standish Controlled Maturity Fund, Standish Fixed Income Fund II, Standish Securitized Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Short-Term Asset Reserve Fund and Standish International Fixed Income Fund.

         The following financial statements will be included in the Statements of Additional Information of the above-referenced series of the Registrant:

         Schedule of Portfolio Investments
         Statement of Assets and Liabilities
         Statement of Operations
         Statement of Changes In Net Assets
         Financial Highlights
         Notes to Financial Statements


(b)      Exhibits:

         (1)      Agreement and Declaration of Trust dated August 13, 1986*

         (1A)     Certificate of Designation of Standish Fixed Income Fund**

         (1B)     Certificate of Designation of Standish International Fund**

         (1C)     Certificate of Designation of Standish Securitized Fund**

         (1D)     Certificate  of  Designation  of  Standish   Short-Term  Asset
                  Reserve Fund**

         (1E)     Certificate of Designation of Standish Marathon Fund*

         (1F)     Certificate of Amendment dated November 21, 1989*

         (1G)     Certificate of Amendment dated November 29, 1989*

         (1H)     Certificate of Amendment dated April 24, 1990*

         (1I)     Certificate of Designation of Standish Equity Fund**

         (1J) Certificate of Designation of Standish International Fixed Income Fund**

         (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund*

         (1L)     Certificate   of   Designation   of   Standish   Massachusetts
                  Intermediate Tax Exempt Bond Fund*

         (1M)     Certificate  of  Designation  of Standish  Global Fixed Income
                  Fund*

         (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II*

         (1O) Certificate of Designation of Standish Tax- Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund**

         (2)      Bylaws of the Registrant*

         (3)      Not applicable

         (4)      Not applicable

         (5A) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund**

         (5B) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund**

         (5C)     Form of Investment  Advisory  Agreement between the Registrant
                  and  Standish,   Ayer  &  Wood,  Inc.   relating  to  Standish
                  Short-Term Asset Reserve Fund****

         (5D)     Investment  Advisory  Agreement  between  the  Registrant  and
                  Standish, Ayer & Wood, Inc. relating to Standish Small Capitalization Equity Fund (formerly Standish Marathon Fund)**

         (5E) Investment Advisory Agreement dated September 13, 1989 between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund**

         (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Equity Fund**

         (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

         (5H)     Assignment  of  Investment   Advisory  Agreement  between  the
                  Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

         (5I)     Form of Investment  Advisory  Agreement between the Registrant
                  and  Standish,   Ayer  &  Wood,  Inc.   relating  to  Standish
                  Intermediate Tax Exempt Bond Fund**

         (5J) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund**

         (5K) Investment Advisory Agreement between Standish International Management Company, L.P. relating to Standish Global Fixed Income Fund**

         (5L) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund**

         (5M) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II**

         (5N) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund**

         (5O) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund**

         (6) Form of Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.***

         (7)      Not applicable

         (8) Master Custody Agreement between the Registrant and Investors Bank & Trust Company***

         (9)      Transfer Agency and Shareholder Service Agreement**

         (10A)    Opinion  and  Consent of Counsel  for  Standish  Fixed  Income
                  Fund**

         (10B)    Opinion and Consent of Counsel for Standish Securitized Fund**

         (10C) Opinion and Consent of Counsel for Standish Short-Term Asset Reserve Fund**

         (10D)    Opinion   and   Consent  of   Counsel   for   Standish   Small
                  Capitalization Equity Fund (formerly Standish Marathon Fund)**

         (10E)    Opinion and Consent of Counsel for Standish Equity Fund**

         (10F) Opinion and Consent of Counsel for Standish International Fixed Income Fund**

         (10G) Opinion and Consent of Counsel for Standish Intermediate Tax Exempt Bond Fund**

         (10H) Opinion and Consent of Counsel for Standish Massachusetts Intermediate Tax Exempt Bond Fund**

         (10I) Opinion and Consent of Counsel for Standish Global Fixed Income Fund**

         (10J)    Opinion and Consent of Counsel for the Registrant**

         (11A)    Opinion and Consent of Independent Public Accountants****

         (11B)    Consent of Independent Public Accountants***

         (12)     Not applicable

         (13) Form of Initial Capital Agreement between the Registrant and Standish, Ayer & Wood, Inc.**

         (14)     Not applicable

         (15)     Not applicable

         (16)     Performance Calculations**

         (17A)    Financial  Data  Schedule  of  Standish   Controlled  Maturity
                  Fund****

         (17B)    Financial Data Schedule of Standish Fixed Income Fund II****

         (17C)    Financial  Data  Schedule  of  Standish  Global  Fixed  Income
                  Fund****

         (17E)    Financial Data Schedule of Standish Securitized Fund****

         (17F) Financial Data Schedule of Standish Short-Term Asset Reserve Fund****

         (17G) Financial Data Schedule of Standish International Fixed Income Fund****

         (17H)    Financial  Data  Schedule  of  Standish  Tax-Sensitive  Equity
                  Fund****

         (17I) Financial Data Schedule of Standish Massachusetts Intermediate Tax Exempt Bond Fund****

         (17J) Financial Data Schedule of Standish Intermediate Tax Exempt Bond Fund****

         (18)     Not applicable

         (19A)    Power of Attorney (Richard S. Wood)**

         (19B)    Power of Attorney (David W. Murray)**

         (19C)    Power of Attorney (Samuel C. Fleming)**

         (19D)    Power of Attorney (Benjamin M. Friedman)**

         (19E)    Power of Attorney (John H. Hewitt)**

         (19F)    Power of Attorney (Edward H. Ladd)**

         (19G)    Power of Attorney (Caleb Loring III)**

         (19H)    Power of Attorney (D. Barr Clayson)**

         --------------------
         *          Filed as an exhibit to Registration
                    Statement No. 33-10615 and incorporated
                    herein by reference thereto.
         **         Filed as an exhibit to Registration
                    Statement No. 33-8214 and incorporated
                    herein by reference thereto.
         ***        Filed herewith.
         ****       To be filed by amendment

Item 25. Persons Controlled by or under Common Control with Registrant

         No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.          Number of Holders of Securities

         Set forth below is the number of record holders, as of December 31, 1995, of the shares of each series of the Registrant.

                                                           Number of Record
 Title of Class                                               Holders
 --------------                                               -------

 Shares of beneficial interest, par value $.01, of:

 Standish Fixed Income Fund                                       422
 Standish Securitized Fund                                         15
 Standish Short-Term Asset
      Reserve Fund                                                121
 Standish International Fixed
      Income Fund                                                 196
 Standish Global Fixed Income Fund                                 46
 Standish Equity Fund                                             140
 Standish Small Capitalization
      Equity Fund                                                 427
 Standish Massachusetts Intermediate
      Tax Exempt Bond Fund                                         82
 Standish Intermediate Tax Exempt
      Bond Fund                                                   101
 Standish International Equity Fund                               213
 Standish Controlled Maturity Fund                                  9
 Standish Fixed Income Fund II                                      3
Standish Small Cap Tax-Sensitive
  Equity Fund                                                      -0-
Standish Tax-Sensitive Equity Fund                                 -0-

Item 27.          Indemnification

         Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers

         The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to all series of the Registrant other than Standish International Equity Fund, Standish Global Fixed Income Fund Standish International Fixed Income Fund are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

         The business and other connections of the officers and partners of Standish International Management Company, L.P. ("Standish International"), the investment adviser to Standish International Equity Fund, Standish Global Fixed Income Fund and Standish International Fixed Income Fund, are listed on the Form ADV of Standish International as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

         The following sections of each such Form ADV are incorporated herein by reference:

                  (a)  Items 1 and 2 of Part 2;

                  (b)  Section IV, Business Background, of
                            each Schedule D.

         Item 29.  Principal Underwriter

                  (a) Prior to or concurrent with the effectiveness of this Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A it is expected that Standish Fund Distributors, L.P. will serve as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

                  (b)Directors and Officers of Standish Fund Distributors, L.P.:

                            Positions and Offices          Positions and Offices
Name                        with Underwriter               with Registrant
----                        ----------------               ---------------

James E. Hollis, III        Chief Executive Officer         Vice President

Beverly E. Banfield         Chief Operating Officer         Vice President

         The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

                  (c) Not applicable.


Item 30.  Location of Accounts and Records

         The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

 Item 31.  Management Services

         Not applicable

Item 32.  Undertakings

                  (a)      Not applicable.

                  (b) With respect to each of Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax- Sensitive Equity Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Post-Effective Amendment to its Registration Statement registering shares of such Funds.

                  (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of February, 1996.


                                             STANDISH, AYER & WOOD
                                             INVESTMENT TRUST



                                             /s/ David W. Murray
                                             David W. Murray, Treasurer


         The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                        Date


Richard S. Wood*              Trustee and President        February 26, 1996
----------------------
Richard S. Wood               (principal executive
                              officer)


David W. Murray*              Treasurer (principal         February 26, 1996
----------------------
David W. Murray               financial and accounting
                              officer) and Secretary


D. Barr Clayson*              Trustee and Vice             February 26, 1996
----------------------
D. Barr Clayson               President


Samuel C. Fleming*            Trustee                      February 26, 1996
Samuel C. Fleming


Benjamin M. Friedman*         Trustee                      February 26, 1996
Benjamin M. Friedman


John H. Hewitt*               Trustee                      February 26, 1996
John H. Hewitt


Edward H. Ladd*               Trustee                      February 26, 1996
Edward H. Ladd


Caleb Loring III*             Trustee                      February 26, 1996
Caleb Loring III


*By: /s/ David W. Murray
     David W. Murray
     Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit

(6) Form of Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.

(8) Master Custody Agreement between the Registrant and Investors Bank & Trust Company